      As filed with the Securities and Exchange Commission on May 16, 2003

================================================================================

                                                   1933 Act File No. 333-104224

                                                   1940 Act File No. 811-21284


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2

[X]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]      Pre-Effective Amendment No. 1


[_]      Post-Effective Amendment No.
                  and

[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]      Amendment No. 5



                  Nicholas-Applegate Convertible & Income Fund
         (Exact Name of Registrant as Specified in Declaration of Trust)

                     c/o PIMCO Advisors Fund Management LLC
                           1345 Avenue of the Americas
                            New York, New York 10105
                    (Address of Principal Executive Offices)
                     (Number, Street, City, State, Zip Code)

                                 (212) 739-3369
              (Registrant's Telephone Number, including Area Code)

                              Newton B. Schott, Jr.
                       c/o PIMCO Advisors Distributors LLC
                              2187 Atlantic Street
                           Stamford, Connecticut 06902
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

                         Copies of Communications to:

   Joseph B. Kittredge, Jr., Esq.                Thomas A. Hale, Esq.
            Ropes & Gray               Skadden, Arps, Slate, Meagher & Flom LLP
       One International Place            333 West Wacker Drive, Suite 2100
    Boston, Massachusetts 02110                Chicago, Illinois 60606

                  Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

                           ---------------------------

     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

     It is proposed that this filing will become effective (check appropriate box)

     [X]  when declared effective pursuant to section 8(c)

                           ---------------------------


                           CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
----------------------------------------------------------------------------------------------------------------------------
                                                              Proposed Maximum     Proposed Maximum
                                          Amount Being        Offering Price Per       Aggregate             Amount of
Title of Securities Being Registered       Registered                Unit           Offering Price/1/    Registration Fee/2/
------------------------------------      ------------        ------------------    ----------------    --------------------
Preferred Shares, par value $0.00001        10 Shares             $    25,000.00     $   250,000.000         $    20.23
----------------------------------------------------------------------------------------------------------------------------


/1/ Estimated solely for the purpose of calculating the registration fee.

/2/ Previously paid.

    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


PRELIMINARY PROSPECTUS       Subject to Completion                 May 16, 2003



$525,000,000
                                                                    [LOGO] PIMCO
                                                                      ADVISORS
Nicholas-Applegate Convertible & Income Fund


4,200 Shares, Series A
4,200 Shares, Series B
4,200 Shares, Series C
4,200 Shares, Series D
4,200 Shares, Series E



Auction Preferred Shares

Liquidation Preference $25,000 Per Share

--------------------------------------------------------------------------------
Investment Objective. The Fund is a recently organized, diversified, closed-end management investment company. The Fund's investment objective is to provide total return through a combination of capital appreciation and high current income.

Portfolio Contents. Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The Fund may invest up to 20% of its total assets in other types of securities. The portion of the Fund's assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund's investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities. In making allocation decisions, the Fund's portfolio manager will consider factors such as changes in equity prices, changes in interest rates and other economic and market factors. The Fund may invest without limit in securities that are below investment grade quality and expects that ordinarily the portfolio manager's strategies will result in the Fund investing primarily in these securities. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "high yield" securities or "junk bonds." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated securities. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative. There can be no assurance that the Fund will achieve its investment objective.

Certain capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.


Before buying any preferred shares you should read the discussion of the material risks of investing in the Fund in "Risks" beginning on page 29. Certain of these risks are summarized in "Prospectus summary--Special Risk Considerations" beginning on page 6.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                                    Proceeds to
                                         Price to Public Sales Load     Fund(1)
-------------------------------------------------------------------------------
Per Share                                 $     25,000       $           $
-------------------------------------------------------------------------------
Total                                     $525,000,000       $           $
-------------------------------------------------------------------------------


(1) Plus accumulated dividends if any, from the date the Auction Preferred Shares are issued, but before offering expenses payable by the Fund estimated to be $525,000.



Auction Preferred Shares, Series A, Auction Preferred Shares, Series B, Auction Preferred Shares, Series C, Auction Preferred Shares, Series D, and Auction Preferred Shares, Series E (together, "APS") are being offered by the underwriters subject to the condition that the APS be rated "Aaa" by Moody's Investors Service, Inc. ("Moody's") as of the time of delivery of the APS to the underwriters, and subject to certain other conditions. The underwriters reserve the right to withdraw, cancel or modify the offering in whole or in part. It is expected that the APS will be delivered to the nominee of The Depository Trust Company on or about May , 2003.




UBS Warburg
                            Merrill Lynch & Co.
                                                          Prudential Securities

--------------------------------------------------------------------------------

(continued from previous page)

Investors in APS will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. The dividend rate on the Series A APS for the initial period from and including the date of
issue to, but excluding,             , 2003 will be     % per year. The
dividend rate on the Series B APS for the initial period from and including the
date of issue to, but excluding,             , 2003 will be     % per year. The
dividend rate on the Series C APS for the initial period from and including the
date of issue to, but excluding,             , 2003 will be     % per year. The
dividend rate on the Series D APS for the initial period from and including the
date of issue to, but excluding,           , 2003 will be     % per year. The
dividend rate on the Series E APS for the initial period from and including the
date of issue to, but excluding, , 2003 will be     % per year. For each
subsequent period, the Auction Agent will determine the dividend rate for a particular period by an auction conducted in accordance with the procedures described in this Prospectus and, in further detail, in Appendix A to the Statement of Additional Information (each, an "Auction").

The APS, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the APS, and a selling shareholder that sells APS between Auctions may receive a price per share of less than $25,000. The Fund may redeem APS as described under "Description of APS--Redemption."


When issued and outstanding, the APS will add leverage to an investment in the Fund's common shares. The APS will be senior in liquidation and distribution rights to the Fund's outstanding common shares. The Fund's common shares are traded on the New York Stock Exchange under the symbol "NCV." This offering is conditioned upon the APS receiving a rating of "Aaa" from Moody's.



You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. A
Statement of Additional Information, dated             , 2003, containing
additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means that it is part of the Prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 72 of this Prospectus. You may request a free copy of the Statement of Additional Information by calling (877) 819-2224 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).


The APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of the APS in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Prospectus summary............................  1
Financial highlights.......................... 16
The Fund...................................... 17
Use of proceeds............................... 17
Capitalization................................ 17
Portfolio composition......................... 18
The Fund's investment objective and strategies 18
Risks......................................... 29
How the Fund manages risk..................... 36
Rating agency guidelines...................... 37
Description of APS............................ 39
Management of the Fund........................ 60
Net asset value............................... 63
Tax matters................................... 64


Description of capital structure...................  66
Anti-takeover and other provisions in the
  Declaration of Trust.............................  67
Repurchase of Common Shares; conversion to open-
  end fund.........................................  69
Underwriting.......................................  70
Shareholder servicing agent, custodian and transfer
  agents...........................................  70
Legal matters......................................  71
Table of contents for the Statement of Additional
  Information......................................  72
Glossary...........................................  73
Appendix A--Description of Securities Ratings...... A-1



--------------------------------------------------------------------------------

Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in the APS. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information. Certain capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

THE FUND


Nicholas-Applegate Convertible & Income Fund (the "Fund") is a recently organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). See "The Fund." The Fund's common shares ("Common Shares") are traded on the New York Stock Exchange under the symbol "NCV." As of May 13, 2003, the Fund had 65,351,981 Common Shares outstanding and net assets of $970,953,019.


THE OFFERING


The Fund is offering an aggregate of 4,200 Series A APS, 4,200 Series B APS, 4,200 Series C APS, 4,200 Series D APS and 4,200 Series E APS, each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date of original issue. The APS are being offered through a group of underwriters led by UBS Warburg LLC (collectively, the "Underwriters"). See "Underwriting." This offering is conditioned upon the APS receiving a credit quality rating of "Aaa" from Moody's. The Fund will invest the net proceeds of this offering in accordance with the Fund's investment objective and policies as summarized under "The Fund's investment objective and strategies." It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in convertible securities and non-convertible income-producing securities that meet its investment objective and policies within three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in high grade, short-term securities, credit-linked trust certificates, and/or high yield securities index futures contracts or similar derivative instruments designed to give the Fund market exposure while the Fund's portfolio manager selects specific securities.


The APS will entitle their holders to receive cash dividends at an annual rate that may vary for successive Dividend Periods. In general, except as described under "Description of APS--Dividends," each Dividend Period will be seven days. The Auction Agent will determine the Applicable Rate for a particular period by an Auction conducted on the Business Day immediately prior to the start of that Dividend Period.


The APS are not listed on an exchange. Instead, investors may buy or sell APS at an Auction that normally is held weekly, by submitting orders to Broker-Dealers that have entered into an agreement with the Auction Agent or to certain other Broker-Dealers. Deutsche Bank Trust Company Americas, the Auction Agent, reviews orders from Broker-Dealers on behalf of Existing Holders that wish to sell, or hold at the auction rate, or hold only at a specified Applicable Rate, and on behalf of Potential Holders that wish to buy, APS. The Auction Agent then determines the lowest Applicable Rate that will result in all of the outstanding APS continuing to be held. The first Auction Date for
Series A APS will be             , 2003, for Series B APS will be             ,
2003, for Series C APS will be             , 2003, for Series D APS will
be             , 2003 and for Series E APS will be             , 2003, each
being the Business Day before the Initial Dividend Payment Date for the Initial
Dividend Period for the relevant series of APS (             , 2003, for Series
A,             , 2003 for Series B,             , 2003 for Series
C,             2003 for Series D and             , 2003 for Series E). The
Auction day for Series A APS generally will be Monday, for Series B APS generally will be Tuesday, for Series C APS generally will be Wednesday, for Series D APS generally will be Thursday and for Series E APS generally will be Friday, unless the then-current Dividend Period is a Special Dividend Period, or the day that normally would be the Auction Date or the first day of the subsequent Dividend Period is not a Business Day.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective
The Fund's investment objective is to provide total return through a combination of capital appreciation and high current income. The Fund attempts to achieve this objective by investing in a diversified portfolio of convertible securities and non-convertible income-producing securities described under "Portfolio Contents" below. As described below, in seeking to achieve its investment objective, the Fund expects ordinarily to invest primarily in "high yield" securities or "junk bonds." The Fund cannot assure you that it will achieve its investment objective.

Portfolio Management Strategies

In selecting investments for the Fund, Nicholas-Applegate Capital Management LLC ("NACM"), the Fund's portfolio manager, attempts to identify issuers that successfully adapt to change. NACM uses traditional credit analysis combined with a disciplined, fundamental, bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. See "Independent Credit Analysis" below. NACM attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. NACM's sell discipline is clearly defined and designed to drive the Fund's portfolio continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities and a decline in industry fundamentals.


In selecting convertible securities for investment by the Fund, NACM evaluates each convertible security's investment characteristics as an income-producing security, using the techniques described above, as well as its potential for capital appreciation, using techniques that focus on the security's equity characteristics. NACM seeks to capture approximately 70-80% of any increase in the market price of the underlying equities (upside potential) and 50% or less of any decrease in the market price of the underlying equities (downside exposure). In analyzing specific companies for possible investment, NACM ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. NACM will consider selling a particular convertible security when any of those factors materially changes.

Independent Credit Analysis
NACM relies heavily on its own analysis of the credit quality and risks associated with individual securities considered for the Fund, rather than relying exclusively on Rating Agencies or third-party research. The team managing the Fund utilizes this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive capital appreciation potential or high current income relative to NACM's assessment of their credit characteristics.

Portfolio Contents
Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The portion of the Fund's assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund's investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities. In making allocation decisions, NACM will consider factors such as changes in equity prices, changes in interest rates and other economic and market factors. The Fund may invest without limit in convertible securities and non-convertible income-producing securities that are below investment grade quality, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. The Fund invests in securities with a broad range of maturities. The weighted average maturity of the Fund will typically range from five to ten years, although the weighted average maturity of obligations held by the Fund may be shorter or longer at any time or from time to time depending on market conditions. The Fund may invest up to 20% of its total assets in other types of securities. The Fund may invest in securities of companies with smaller market capitalizations. The principal types of securities in which the Fund will invest are described below. For more detailed descriptions, see "The Fund's investment objective and strategies--Portfolio Contents and Other Information."

Convertible Securities
The Fund may invest without limit in convertible securities, and these securities will ordinarily constitute a principal component of the Fund's investment program. Under normal circumstances, the Fund will invest at least 50% of its total assets in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--Convertible Securities."

Synthetic Convertible Securities

The Fund also may invest without limit in "synthetic" convertible securities, which will be selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 50% of its total assets in convertible securities and 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--Synthetic Convertible Securities."


Non-Convertible Income-Producing Securities
The Fund will also invest in non-convertible income-producing securities, including, but not limited to, corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well as non-convertible preferred stocks, bank loans and loan participations, commercial paper, real estate investment trusts ("REITs") and commercial and other mortgage-related and asset-backed securities, payment-in-kind securities, credit-linked trust certificates and other securities issued by special purpose or structured vehicles, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and U.S. Government securities. The Fund's investments in non-convertible income-producing securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero-coupon, contingent, deferred, payment-in-kind and auction-rate features. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--Non-Convertible Income-Producing Securities."

High Yield Securities
The Fund may invest without limit in convertible securities and non-convertible income-producing securities that are below investment grade quality, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. Below investment grade securities are securities rated, at the time of investment, below the four highest grades (i.e., rated Ba or lower by Moody's or BB or lower by Standard & Poor's ("S&P")) or securities that are unrated but judged to be of comparable quality by NACM. Below investment grade securities are sometimes referred to as "high yield" securities or "junk bonds." The Fund may invest in high yield securities of any rating, including securities given the lowest non-default rating (C by Moody's or S&P, as described in Appendix A) or unrated securities judged to be of comparable quality by NACM. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. Securities in the lowest investment grade category (i.e., Baa by Moody's or BBB by S&P) also may be considered to possess some speculative characteristics. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--High Yield Securities."

Foreign (Non-U.S.) Investments

The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries. For this purpose, foreign securities include, but are not limited to, foreign convertible securities and non-convertible income-producing securities, foreign equity securities (including preferred securities of foreign issuers), foreign bank obligations, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. For this purpose, foreign securities do not include American Depository Receipts ("ADRs") or securities guaranteed by a United States person, but may include foreign securities in the form of Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign issuers. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--Foreign (Non-U.S.) Investments and Currencies."


Rule 144A Securities

The Fund may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended. Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act. Rule 144A Securities may be deemed illiquid and thus may be subject to the Fund's limitation to invest not more than 5% of its total assets in securities which are illiquid at the time of investment, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.


LEVERAGE

The Fund expects to utilize financial leverage on an ongoing basis for investment purposes. After completion of the offering of the APS, the Fund anticipates its total leverage from the issuance of APS will be approximately 35%. This amount may change, but total leverage will not exceed 50% of the Fund's total assets. Although the Fund may in the future offer other Preferred Shares, the Fund does not currently intend to offer Preferred Shares other than Series A APS, Series B APS, Series C APS, Series D APS and Series E APS. The Fund may also leverage the portfolio by borrowing money, issuing debt securities, and utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage will generally be used as a substitute for, rather than in addition to, the leverage obtained through the issuance of the APS.

The Fund generally will not utilize leverage if it anticipates that it would result in a lower return to Common Shareholders over time. Use of financial leverage creates an opportunity for increased income for Common Shareholders but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of net asset value and market price of the shares and of dividends), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Because the fees paid to the Manager and NACM will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage (including the APS) is utilized, giving the Manager and NACM an incentive to utilize leverage. See "Risks--Leverage Risk."

INVESTMENT MANAGER


PIMCO Advisors Fund Management LLC (the "Manager") serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager will receive an annual fee, payable monthly, in an amount equal to 0.70% of the Fund's average daily total managed assets. "Total managed assets" means the total assets of the Fund (including any assets attributable to the APS or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000 as a subsidiary successor in the restructuring of a business originally organized in 1987, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of March 31, 2003, the Manager had approximately $18.4 billion in assets under management. Allianz Dresdner Asset Management of America L.P. is the direct parent company of PIMCO Advisors Retail Holdings LLC, of which the Manager is a wholly-owned subsidiary. As of March 31, 2003, Allianz Dresdner Asset Management of America L.P. and its subsidiary partnerships, including NACM, had approximately $392 billion in assets under management.


The Manager has retained its affiliate, NACM, as a sub-adviser to manage the Fund's portfolio investments. See "--Portfolio Manager" below.

PORTFOLIO MANAGER

NACM serves as the Fund's sub-adviser responsible for managing the Fund's portfolio investments, and is sometimes referred to herein as the "portfolio manager." Subject to the supervision of the Manager, NACM has full investment discretion and makes all determinations with respect to the investment of the Fund's assets.


NACM is located at 600 West Broadway, 30th Floor, San Diego, California 92101. Founded in 1984, NACM currently manages discretionary assets for numerous clients, including investment companies, employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. As of March 31, 2003, NACM had approximately $16 billion in assets under management.


The Manager (and not the Fund) will pay a portion of the fees it receives to NACM in return for NACM's services.

SPECIAL RISK CONSIDERATIONS

Risks of investing in APS include:

Auction Risk

You may not be able to sell your APS at an Auction if the Auction fails; that is, if there are more APS offered for sale than there are buyers for those shares. As a result, your investment in APS may be illiquid. Neither the Broker-Dealers nor the Fund are obligated to purchase APS in an Auction or otherwise, nor is the Fund required to redeem APS in the event of a failed Auction.


Ratings and Asset Coverage Risk
A Rating Agency could downgrade the APS, which could affect their liquidity and value. In addition, the Fund may be forced to redeem your APS to meet regulatory or Rating Agency requirements. The Fund may also voluntarily redeem APS under certain circumstances.

Secondary Market Risk
You could receive less than the price you paid for your APS if you sell them outside of an Auction, especially when market interest rates are rising. Although the Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions, they are not obligated to do so, and no secondary market may develop or exist at any time for the APS.

General risks of investing in the Fund include:

Limited Operating History

The Fund is a recently organized, diversified, closed-end management investment company which has been operational for less than two months.


Market Discount Risk
Shares of closed-end management investment companies like the Fund frequently trade at a discount from their net asset value.

Convertible Securities Risk

The Fund may invest without limit in convertible securities, and these securities will ordinarily constitute a principal component of the Fund's investment program. Under normal circumstances, the Fund will invest at least 50% of its total assets in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations. See "Risks--Convertible Securities Risk."


Synthetic Convertible Securities Risk
The Fund may invest without limit in synthetic convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. See "Risks--Convertible Securities Risk" and "Risks--Derivatives Risk." In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. See "Risks--Synthetic Convertible Securities Risk."

Credit Risk/High Yield Risk

Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation or the issuer of a reference security experiences a decline in its financial status. Any default by an issuer of a debt obligation could have a negative impact on the Fund's ability to pay dividends on the APS and could result in the redemption of some or all of the APS. The Fund may invest without limit in securities that are below investment grade quality, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. Securities of below investment grade quality (commonly referred to as "high yield" securities or "junk bonds") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. The prices of these lower grade obligations are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain Rating Agencies. See "The Fund's investment objective and strategies--Portfolio Contents and Other Information--High Yield Securities," "Risks--Credit Risk" and "Risks--High Yield Risk" for additional information. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.


Interest Rate Risk

Generally, when market interest rates fall, the prices of convertible and non-convertible income-producing obligations rise, and vice versa. Interest rate risk is the risk that the securities in the Fund's portfolio will decline in value because of increases in market interest rates. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value. The prices of longer-term obligations generally fluctuate more than prices of shorter-term obligations as interest rates change. Because the weighted average maturity of the Fund's securities typically will range from five to ten years, the Fund's net asset value will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term obligations. If interest rates rise, the value of the Fund's investment portfolio may decline, reducing asset coverage on the APS. See "Risks--Interest Rate Risk" for additional information.


Issuer Risk
The value of securities in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Equity Securities Risk
The Fund will often have substantial exposure to equity securities by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may also hold equity securities in its portfolio upon conversion of a convertible security or through direct investments in preferred stocks. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself, including the historical and prospective earnings of the issuer and the value of its assets. Equity securities generally have greater price volatility than debt and other income-producing securities.

Leverage Risk

The Fund utilizes financial leverage for investment purposes. Leverage risk includes the risk associated with the issuance of the APS to leverage the Fund's Common Shares. The Fund may also leverage the portfolio by borrowing money, issuing debt securities, and utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage will generally be used as a substitute for, rather than in addition to, the leverage obtained through the issuance of the APS. If the dividend rate on the APS and interest rates (if applicable) on other forms of leverage, as reset periodically, exceed the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and to meet its asset coverage requirements on the APS would be reduced.


Because the fees received by the Manager and NACM are based on the total managed assets of the Fund, the fees will be higher when leverage (including the APS) is utilized, giving the Manager and NACM an incentive to utilize leverage.

Liquidity Risk
The Fund may invest up to 5% of its total assets in securities which are illiquid at the time of investment (determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

Foreign (Non-U.S.) Investment Risk

The Fund's investments in U.S. dollar-denominated securities of foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political or legal developments, unreliable or untimely information, or economic and financial instability. Foreign settlement procedures also may involve additional risks.


Smaller Company Risk
The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Derivatives Risk

The Fund may utilize derivative instruments for investment purposes, as well as to leverage its portfolio, generally as a substitute for, rather than in addition to, the issuance of the APS. Such derivative instruments may include derivatives used as a component of a synthetic convertible security or to gain exposure to high yield securities and other securities in which the Fund may invest (pending investment of the proceeds of this offering and the Fund's common share offering). Such derivative instruments include, but are not limited to, warrants, options on common stock or stock indexes and futures contracts. The Fund may also have exposure to derivatives, such as credit default swaps and interest rate swaps, through investments in credit-linked trust certificates or other securities issued by special purpose or structured vehicles. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, equity securities risk, issuer risk, credit risk, interest rate risk, leveraging risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions when that would be beneficial.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to derivative contracts entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.


REITs and Mortgage-Related Risk

Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risks (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.


In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Reinvestment Risk
Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called obligations at market interest rates that are below the portfolio's current earnings rate. This could impact the Fund's net asset value and reduce asset coverage on the APS.


Inflation/Deflation Risk


Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the APS and distributions, as well as the value of the Fund's portfolio, could decline. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio. Deflation may also result in a decline in the dividend rate of the APS.

Management Risk
The Fund is subject to management risk because it is an actively managed portfolio. NACM and the portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Anti-Takeover Provisions
The Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration") and Amended Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, convert the Fund to open-end status or to change the composition of the Board of Trustees. Preferred Shareholders will have voting rights in addition to and separate from the voting rights of the Common Shareholders in certain situations. See "Anti-takeover and other provisions in the Declaration of Trust." Preferred Shareholders, on the one hand, and Common Shareholders, on the other, may have interests that conflict in these situations.

Certain Affiliations
Because certain broker-dealers may be considered affiliated persons of the Fund, the Manager and/or NACM, the Fund's ability to utilize such broker-dealers is subject to restrictions and, in some cases, is prohibited. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

Market Disruption and Geopolitical Risk

The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and such impact cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, Auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the APS.


For additional information about the risks of investing in the APS and in the Fund, see "Risks."

DIVIDENDS ON APS


The APS will entitle their holders to receive cash dividends at a rate per annum that may vary for the successive Dividend Periods for such shares. In general, except as described below, each Dividend Period for each series of APS subsequent to the Initial Dividend Period will be seven days in length. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day next preceding the start of such Dividend Period. For hypothetical examples of how the Applicable Rate will be determined, see "Description of APS--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rates and Applicable Rate."


Through their Broker-Dealers, Beneficial Owners and Potential Beneficial Owners of APS may participate in Auctions, although, except in the case of Special Dividend Periods of longer than 91 days, Beneficial Owners desiring to continue to hold all of their APS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "Description of APS--The Auction."

Except as described herein, investors in APS will not receive certificates representing ownership of their shares. Ownership of APS will be maintained in book-entry form by the Securities Depository or its nominee for the account of the investor's Agent Member. The investor's Agent Member, in turn, will maintain records of such investor's beneficial ownership of APS. Accordingly, references herein to an investor's investment in or purchase, sale or ownership of APS are to purchases, sales or ownership of those shares by Beneficial Owners.

After the Initial Dividend Period, each Subsequent Dividend Period for each series of APS will generally consist of seven days (a "7-Day Dividend Period"); provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period for any or all series. A "Special Dividend Period" is a Dividend Period consisting of a specified number of days, evenly divisible by seven and not fewer than 14 nor more than 364 (a "Short Term Dividend Period") or a Dividend Period consisting of a specified period of one whole year or more but not greater than five years (a "Long Term Dividend Period"). Dividends on the APS offered hereby are cumulative from the Date of Original Issue and are payable when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, commencing on the Initial Dividend Payment Date. In the case of Dividend Periods that are not Special Dividend Periods, dividends will be payable generally on each succeeding Tuesday for Series A APS, on each succeeding Wednesday for Series B APS, on each succeeding Thursday for Series C APS, on each succeeding Friday for Series D APS and on each succeeding Monday for Series E APS, subject to certain exceptions.

Dividends for the APS will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository's normal procedures provide for it to distribute dividends in same-day funds to Agent Members, who are in turn expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. See "Description of APS--Dividends."

For each Subsequent Dividend Period, the cash dividend rate on each series of APS will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction. See "Description of APS--Dividends." The first Auction for each series of the APS is scheduled to be held on the ending date for the Initial Dividend Period as set forth above.

The Amended Bylaws provide that until the Fund gives a Request for Special Dividend Period and the related Notice of Special Dividend Period, only 7-Day Dividend Periods will be applicable to each series of APS. While the Fund does not currently intend to give a Request for Special Dividend Period with respect to any series of APS, it may so elect in the future subject to, and on, the conditions discussed under "Description of the APS--Dividends--Notification of Dividend Period."


A Special Dividend Period will not be effective for a series of APS unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period. If Sufficient Clearing Bids do not exist at such Auction, the Dividend Period commencing on the Business Day succeeding such Auction will be a 7-Day Dividend Period, and the holders of the APS outstanding immediately prior to such Auction will be required to continue to hold some or all of such shares for such Dividend Period. In addition, the Fund may not give a Notice of Special Dividend Period with respect to the APS, or if the Fund has given a Notice of Special Dividend Period for the APS, the Fund will be required to give a Notice of Revocation in respect thereof, if (i) either the 1940 Act APS Asset Coverage is not satisfied or the Fund fails to maintain Moody's Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the related Auction Date for the APS, or
(ii) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date. In such event, the next succeeding Dividend Period will be a 7-Day Dividend Period.

DETERMINATION OF MAXIMUM APPLICABLE RATES

Except during a Non-Payment Period, the Applicable Rate for any Dividend Period for APS will not be more than the Maximum Applicable Rate applicable to such shares. The Maximum Applicable Rate for each series of APS will depend on the credit rating assigned to such series and on the duration of the Dividend Period. The Maximum Applicable Rate will be the Applicable Percentage of the Reference Rate. The Reference Rate is the applicable "AA" Financial Composite Commercial Paper Rate (for a dividend period of fewer than 184 days) or the applicable Treasury Index Rate (for a dividend period of 184 days or more). The Applicable Percentage is subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers. The Applicable Percentage is determined as follows:

                  Moody's Credit Rating Applicable Percentage
                  -------------------------------------------
                      Aa3 or higher             150%
                        A3 to A1                200%
                      Baa3 to Baa1              225%
                       Below Baa3               275%


There is no minimum Applicable Rate in respect of any Dividend Period. The Applicable Rate for any Dividend Period commencing during any Non-Payment Period, and the rate used to calculate the late charge described under "Description of APS--Dividends--Non-Payment Period; Late Charge," initially will be 300% of the Reference Rate.


AUCTION PROCEDURES

Separate Auctions will be conducted for each series of APS. Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners of APS may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. On or prior to each Auction Date for the APS (the Business Day next preceding the first day of each Dividend Period), each Beneficial Owner may submit Orders to its Broker Dealer as follows:

.. Hold Order--indicating its desire to hold the APS without regard to the Applicable Rate for the next Dividend Period for such shares.

..  Bid--indicating its desire to hold the APS, provided that the Applicable
   Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid.

.. Sell Order--indicating its desire to sell the APS without regard to the Applicable Rate for the next Dividend Period for such shares.

A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to the APS then held by such Beneficial Owner, provided that the total number of APS covered by such Orders does not exceed the number of APS held by such Beneficial Owner. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional APS in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. Bids by Beneficial Owners through their Broker-Dealers with rates per annum higher than the Maximum Applicable Rate will be treated as Sell Orders. A Hold Order (in the case of an

Auction relating to a Dividend Period of 91 days or less) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) shall be deemed to have been submitted on behalf of a Beneficial Owner if an Order with respect to the APS then held by such Beneficial Owner is not submitted on behalf of such Beneficial Owner for any reason, including the failure of a Broker-Dealer to submit such Beneficial Owner's Order to the Auction Agent.

Potential Beneficial Owners of APS may submit Bids through their Broker-Dealers in which they offer to purchase APS, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Applicable Rate will not be considered.

Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with any of the foregoing.

A Broker-Dealer also may hold APS for its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of APS held by it, as described above. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be a customer or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby.


If Sufficient Clearing Bids exist in an Auction for a series of APS (that is, in general, the number of APS subject to Bids by Potential Holders with rates equal to or lower than the Maximum Applicable Rate is at least equal to the number of APS subject to Sell Orders by Existing Holders), the Applicable Rate will be the lowest rate per annum specified in the Submitted Bids which, taking into account such rate per annum and all lower rates per annum bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all of the APS available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period and the Applicable Rate will be the Maximum Applicable Rate, and in such event, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, APS subject to such Sell Orders. Thus, in certain circumstances, Existing Holders and, thus, the Beneficial Owners they represent may not have liquidity of investment. If all Existing Holders submit (or are deemed to have submitted) Hold Orders in an Auction, the Dividend Period next following the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate will be 80% of the Reference Rate (as defined under "Determination of Maximum Applicable Rates" above) in effect on the date of the Auction. The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder selling or holding, or a Potential Holder purchasing, a number of APS that is less than the number of APS specified in its Order. To the extent the allocation has this result, a Broker-Dealer will be required to make appropriate pro rata allocations among its customers and itself.

A Sell Order by an Existing Holder will constitute an irrevocable offer to sell the APS subject thereto, and a Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the APS subject thereto if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction, in each case at a price per share equal to $25,000. A Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the APS subject thereto at a price per share equal to $25,000 if the rate per annum specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment in same-day funds. See "Description of APS--The Auction."

ASSET MAINTENANCE

Under the Amended Bylaws, the Fund must maintain (i) Moody's Eligible Assets having, in the aggregate, a Discounted Value at least equal to the APS Basic Maintenance Amount and (ii) 1940 Act APS Asset Coverage of at least 200%. See "Description of APS--Asset Maintenance."

In the event that the Fund does not maintain (or cure a failure to maintain) these coverage tests, some or all of the APS will be subject to mandatory redemption. See "Description of APS--Redemption--Mandatory Redemption."


The Fund estimates that, based on the composition of its portfolio at May 13, 2003, 1940 Act APS Asset Coverage with respect to APS would be approximately 284% immediately after the issuance of the APS offered hereby in an amount representing approximately 35% of the Fund's capital (including the capital attributable to the APS). This asset coverage will change from time to time.


The Discount Factors and guidelines for calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the APS Basic Maintenance Amount has been satisfied have been established by Moody's in connection with the Fund's expected receipt of a rating of "Aaa" on the APS on their Date of Original Issue. See "Rating agency guidelines."

MANDATORY REDEMPTION


If the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage is not maintained or restored as specified herein, the APS will be subject to mandatory redemption, out of funds legally available therefor, at the Mandatory Redemption Price of $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption. Any such redemption will be limited to the minimum number of APS necessary to restore the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be. The Fund's ability to make such a mandatory redemption may be restricted by the provisions of the 1940 Act. See "Description of APS--Redemption--Mandatory Redemption."


OPTIONAL REDEMPTION


The APS are redeemable at the option of the Fund, in whole or in part, on any Dividend Payment Date (except during the Initial Dividend Period or a Non-Call Period) at the Optional Redemption Price of $25,000 per share, plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period. See "Description of APS--Redemption--Optional Redemption."

LIQUIDATION PREFERENCE

The liquidation preference of the APS will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of APS--Liquidation Rights."

RATING


It is a condition to their issuance that the APS be issued with a credit quality rating of "Aaa" from Moody's. The Fund may at some future time seek to have the APS rated by an additional Rating Agency or a Substitute Rating Agency. See "Rating agency guidelines."


VOTING RIGHTS

The 1940 Act requires that the holders of APS and any other Preferred Shares, voting as a separate class, have the right to elect at least two Trustees at all times and to elect a majority of the Trustees at any time when two years' dividends on the APS or any other Preferred Shares are unpaid. The holders of APS and any other Preferred Shares will vote as a separate class on certain other matters as required under the Declaration and Amended Bylaws and under the 1940 Act. See "Description of APS--Voting Rights," "Description of capital structure" and "Anti-takeover and other provisions in the Declaration of Trust."

TAX CONSIDERATIONS


The distributions with respect to any series of APS (other than distributions in redemption of APS subject to Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code")) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders receiving such distributions. The Internal Revenue Service (the "IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between and among its Common Shares and each series of the APS in proportion to the total dividends paid to each class during or with respect to such year. Ordinary income dividends and dividends qualifying for the dividends received deduction, if any, will similarly be allocated between and among classes. See "Tax matters."

--------------------------------------------------------------------------------

Financial highlights (unaudited)


The financial highlights table set forth below is intended to help you understand the Fund's recent financial performance. Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on March 31, 2003 through April 30, 2003. Because the Fund is recently organized and commenced investment operations on March 31, 2003, the table covers approximately five weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in securities that meet the Fund's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.



                                                                                   For the Period From
                                                                             March 31, 2003(1) through
                                                                                        April 30, 2003
                                                                                           (Unaudited)
------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
   Net Asset Value, Beginning of Period.....................................         $  14.33(2)
   Income from Investment Operations:.......................................
       Net Investment Income................................................             0.08
       Net Realized and Unrealized Gain on Investments......................             0.35
                                                                                     --------
          Net Increase in Net Assets from Investment Operations.............             0.43
   Common Stock Offering Expenses Charged to Paid-in-Capital in Excess of
   Par......................................................................            (0.02)
                                                                                     --------
   Net Asset Value, End of Period...........................................         $  14.74
   Market Price, End of Period..............................................         $  15.08
                                                                                     ========
   Total Investment Return..................................................              0.5%(3)
Ratios/Supplemental Data:
   Net Assets, End of Period (in thousands).................................         $884,734
   Ratio of Expenses to Average Net Assets..................................             0.75%(4)
   Ratio of Net Investment Income to Average Net Assets.....................             6.90%(4)
   Portfolio Turnover.......................................................                6%



(1) Date of commencement of operations


(2) Initial public offering price of $15.00 per Common Share less underwriting discount of $0.675 per share.


(3) Total Investment Return is calculated assuming a purchase of Common Shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Total Investment Return does not reflect brokerage commissions. Total Investment Return for a period of less than one year is not annualized.


(4) Annualized



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund

The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on January 17, 2003, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. The Fund's principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (800) 331-1710.


The Fund commenced operations on March 31, 2003, upon the closing of an initial public offering of 60,000,000 of its Common Shares. The net proceeds of such offering were approximately $858,350,000 after the payment of organizational and offering expenses. In connection with the initial public offering of the Fund's Common Shares, the underwriters were granted an option to purchase up to an additional 9,000,000 Common Shares to cover over-allotments. On April 29, 2003, and May 9, 2003, respectively, the underwriters purchased, at a price of $15.00 per Common Share, an additional 3,500,000 and 1,845,000 Common Shares of the Fund pursuant to the over-allotment option.


Use of proceeds


The net proceeds of the offering of APS will be approximately $519,225,000 after payment of the estimated offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in convertible securities and non-convertible income-producing securities within three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in high grade, short-term securities, credit-linked trust certificates, and/or high yield securities index futures contracts or similar derivative instruments designed to give the Fund market exposure while NACM selects specific securities.


Capitalization


The following table sets forth the unaudited capitalization of the Fund as of May 13, 2003, and as adjusted to give effect to the issuance of the APS offered hereby (including estimated offering expenses and sales load of $5,775,000).



                                                                         Actual   As Adjusted
---------------------------------------------------------------------------------------------
Auction Preferred Shares, par value $0.00001 per share (no shares issued; 21,000 shares issued, as adjusted, at $25,000 per share
  liquidation preference)........................................ $          0  $525,000,000
                                                                  ============  ============
Common Shares, par value $0.00001 per share, 65,351,981 shares outstanding.................................................... $935,017,128  $929,242,128
Undistributed net investment income.............................. $  8,525,593  $  8,525,593
Net realized gain/loss on investment transactions................ $    (94,656) $    (94,656)
Net unrealized appreciation/(depreciation) on investments........ $ 27,504,954  $ 27,504,954
Net assets applicable to Common Shares........................... $970,953,019  $965,178,019
                                                                  ============  ============



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Portfolio composition


As of May 13, 2003, approximately 98.1% of the market value of the Fund's portfolio was invested in long-term investments, approximately 0.0% of the market value of the Fund's portfolio was invested in short-term investments and approximately 1.9% of the market value of the Fund's portfolio was invested in cash. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of May 13, 2003, based on the highest rating assigned.



                                                           Value
S&P(1)             Moody's(1)         Number of Issues (in Thousands) Percent
-----------------------------------------------------------------------------
AAA                Aaa                        2           $172,304      18.0%
AA                 Aa                         0                  0       0.0
A                  A                          3             23,666       2.5
BBB                Ba                        12             99,744      10.4
BB                 Ba                        16            120,465      12.6
B                  B                         56            380,182      39.8
CCC                Caa                        7             52,559       5.5
CC                 Ca                         1              2,732       0.3
C                  C                          0                  0       0.0
NR(2)              NR(2)                     15             85,405       9.0
Cash                                                        18,380       1.9
                                            ---           --------     -----
Total                                       112            955,428     100.0%
                                            ===           ========     =====



(1) Ratings: Using the higher of S&P's or Moody's ratings on the Fund's portfolio securities. S&P rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and C ratings. Moody's rating categories may be modified further by a 1, 2, or 3 in Aa, A, Baa, Ba and B ratings.



(2) Refers to securities that have not been rated by Moody's or S&P but have been assessed by NACM as being of comparable credit quality to rated securities in which the Fund may invest. See "The Fund's investment objective and strategies."


The Fund's investment objective and strategies

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide total return through a combination of capital appreciation and high current income. The Fund attempts to achieve its investment objective by investing in a diversified portfolio of convertible securities and non-convertible income-producing securities described under "--Portfolio Contents and Other Information" below. In seeking to achieve its investment objective, the Fund expects to invest primarily in "high yield" securities or "junk bonds." The Fund cannot assure you that it will achieve its investment objective.

PORTFOLIO MANAGEMENT STRATEGIES

In selecting investments for the Fund, NACM attempts to identify issuers that successfully adapt to change. NACM uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. See "--Independent Credit Analysis" below. NACM attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. NACM's sell discipline is clearly defined and designed to drive the Fund's portfolio continually toward strength. A series of sell alerts triggering


--------------------------------------------------------------------------------

The Fund's investment objective and strategies

--------------------------------------------------------------------------------

further verification research, such as changes in credit fundamentals, declines in relative attractiveness to other issues and declines in industry fundamentals, are utilized, and NACM will consider selling a particular security if any of the original reasons for purchase materially changes.

In selecting convertible securities for investment by the Fund, NACM evaluates each convertible security's investment characteristics as an income-producing security, using the techniques described above, as well as its potential for capital appreciation, using techniques that focus on the security's equity characteristics. NACM seeks to capture approximately 70-80% of any increase in the market price of the underlying equities (upside potential) and 50% or less of any decrease in the market price of the underlying equities (downside exposure). In analyzing specific companies for possible investment, NACM ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. NACM will consider selling a particular convertible security when any of those factors materially changes.

Credit Quality
The Fund may invest without limit in securities that are below investment grade quality, including unrated securities judged to be of comparable quality by NACM, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. The Fund may invest in issuers of any credit quality (including securities in the lowest ratings categories). The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. As described under "Portfolio Contents and Other Information--High Yield Securities" below, securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "high yield" securities or "junk bonds." Securities in the lowest investment grade category also may be considered to possess some speculative characteristics.

Independent Credit Analysis
NACM relies heavily on its own analysis of the credit quality and risks associated with individual securities considered for the Fund, rather than relying exclusively on rating agencies or third-party research. NACM has a devoted team of professionals that conducts fundamental credit research and analysis of individual issuers, industries and sectors and uses analytical tools to assess and monitor credit risk. The team managing the Fund utilizes this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive capital appreciation potential or current income relative to NACM's assessment of their credit characteristics.

PORTFOLIO CONTENTS AND OTHER INFORMATION

Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The portion of the Fund's assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund's investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities. In making allocation decisions, NACM will consider factors such as changes in equity prices, changes in interest rates and other economic and market factors. The Fund invests in securities with a broad range of maturities. The weighted average maturity of the Fund will typically range from five to ten years,


--------------------------------------------------------------------------------

The Fund's investment objective and strategies

--------------------------------------------------------------------------------

although the weighted average maturity of obligations held by the Fund may be shorter or longer at any time or from time to time depending on market conditions.

The Fund may invest up to 20% of its total assets in securities other than convertible securities and non-convertible income-producing securities. The Fund may invest up to 5% of its total assets in illiquid securities (which is determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may invest in securities of companies with smaller market capitalizations.

The Fund cannot change its investment objective without the approval of the holders of a "majority of the outstanding" Common Shares and any Preferred Shares (including the APS) voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares (including the APS) voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. See "Description of APS--Voting Rights" for additional information with respect to the voting rights of holders of APS.

In addition to the issuance of the APS, the Fund may also leverage the portfolio by borrowing money, issuing debt securities, and utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage will generally be used as a substitute for, rather than in addition to, the leverage obtained through the issuance of the APS. See
"Risks--Leverage."

Upon NACM's recommendation, for temporary defensive purposes and in order to keep the Fund's cash fully invested, including during the period in which the net proceeds of this offering are being invested, the Fund may deviate from its investment objective and policies and invest some or all of its net assets in investments such as high grade, short-term debt securities. The Fund may not achieve its investment objective when it does so.

It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. Frequent changes in the Fund's investments (i.e., portfolio turnover), which are more likely in periods of volatile market movements, involve some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs, and may increase the amount of capital gains (and, in particular, short-term gains) realized by the Fund, on which shareholders may pay tax. Please see "Investment Objective and Policies--Portfolio Trading and Turnover Rate" in the Statement of Additional Information for more information regarding portfolio turnover.


The following provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under "Investment Objective and Policies" in the Statement of Additional Information. The ability of the Fund to use some of the strategies discussed below and in the Statement of Additional Information, such as derivatives, is limited by Rating Agency guidelines. See "Rating agency guidelines" below.


Convertible Securities
The Fund may invest without limit in convertible securities, and these securities will ordinarily constitute a principal component of the Fund's investment program. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the


--------------------------------------------------------------------------------

The Fund's investment objective and strategies

--------------------------------------------------------------------------------

issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. Convertible securities have general characteristics similar to both debt securities and equity securities. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, it will also react to variations in the general market for equity securities. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

Convertible securities are designed to provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation.

Synthetic Convertible Securities

The Fund also may invest without limit in "synthetic" convertible securities, which will be selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks or other financial institutions, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible security is the sum of the values of its debt component and its convertibility component. For this reason, the values of a synthetic convertible and a traditional convertible security may respond differently to market fluctuations. The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 50% of its total assets in convertible securities and 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities.


Non-Convertible Income-Producing Securities
The Fund will also invest in non-convertible income-producing securities, including, but not limited to, corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well as non-convertible preferred stocks, bank loans and loan participations, commercial paper, REITs and


--------------------------------------------------------------------------------

The Fund's investment objective and strategies

--------------------------------------------------------------------------------

commercial and other mortgage-related and asset-backed securities, payment-in-kind securities, credit-linked trust certificates and other securities issued by special purpose or structured vehicles, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and U.S. Government securities. The Fund's investments in non-convertible income-producing securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero-coupon, contingent, deferred, payment-in-kind and auction-rate features.

High Yield Securities
As noted above, the Fund may invest without limit in securities rated lower than Baa by Moody's or BBB by S&P (including securities in the lowest ratings categories (C by Moody's or S&P)), or in unrated securities judged to be of comparable quality by NACM, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. These securities are sometimes referred to as "high yield" securities or "junk bonds." Investing in high yield securities involves greater risks (in particular, greater risk of default) and special risks in addition to the risks associated with investments in investment grade obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics.

The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality securities tend to be more sensitive to economic conditions.

Credit Ratings and Unrated Securities
Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to debt obligations by Moody's and S&P. Ratings assigned by a Rating Agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. As described above under "Portfolio Management Strategies--Independent Credit Analysis," NACM does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a security may change over time. Moody's and S&P monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

The Fund may purchase unrated securities (which are not rated by a Rating Agency). Unrated securities may be less liquid than comparable rated securities and involve the risk that NACM may not accurately evaluate the security's comparative credit rating. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher-quality obligations. The Fund expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in high yield and/or unrated securities. Therefore, the Fund's success in achieving its investment objective may depend more heavily on NACM's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.


--------------------------------------------------------------------------------

The Fund's investment objective and strategies

--------------------------------------------------------------------------------


Foreign (Non-U.S.) Investments and Currencies
The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries. For this purpose, foreign securities include, but are not limited to, foreign convertible securities and non-convertible income-producing securities, foreign equity securities (including preferred securities of foreign issuers), foreign bank obligations, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. For this purpose, foreign securities do not include ADRs or securities guaranteed by a United States person, but may include foreign securities in the form of GDRs or other securities representing underlying shares of foreign issuers. See "Risks--Foreign (Non-U.S.) Investment Risk."

The U.S. dollar-denominated foreign securities in which the Fund may invest include Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

The Fund also may invest in sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. The Fund also may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its portfolio holdings.

Please see "Investment Objective and Policies--Foreign (Non-U.S.) Securities" in the Statement of Additional Information for a more detailed description of the types of foreign investments in which the Fund may invest and their related risks.

Rule 144A Securities

The Fund may invest without limit in Rule 144A Securities. Rule 144A under the Securities Act of 1933, as amended, provides a non-exclusive safe harbor exemption from the registration requirements of the Act for the resale of certain "restricted" securities to certain qualified institutional buyers, such as the Fund. Rule 144A Securities may be deemed illiquid and thus may be subject to the Fund's limitation to invest not more than 5% of its total assets in securities which are illiquid at the time of investment, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.


Corporate Bonds
The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills,


--------------------------------------------------------------------------------

The Fund's investment objective and strategies

--------------------------------------------------------------------------------

notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.

Preferred Stocks
The Fund may invest in preferred stocks. The Fund's investments in preferred stocks typically will be convertible securities, although the Fund may also invest in non-convertible preferred stocks. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects, or to fluctuations in the equity markets.

Investments in Equity Securities
Consistent with its investment objective, the Fund may hold or have exposure to equity securities. The Fund will often have substantial exposure to equity securities by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may also hold equity securities in its portfolio upon conversion of a convertible security or through direct investments in preferred stocks. Equity securities, such as common stock, generally represent an ownership interest in a company. Although equity securities have historically generated higher average returns than debt securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

U.S. Government Securities
The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

Derivatives
The Fund may utilize derivative instruments for investment purposes, as well as to leverage its portfolio, generally as a substitute for, rather than in addition to, the APS. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual securities, interest rates and related indexes. The Fund may use derivatives as a component of a synthetic convertible security or to gain exposure to high yield securities and other securities in which the Fund may invest (pending investment of the proceeds of


--------------------------------------------------------------------------------

The Fund's investment objective and strategies

--------------------------------------------------------------------------------

this offering). Such derivative instruments include, but are not limited to, warrants, options on common stock or stock indexes, futures contracts and swap agreements. In connection with its investments in synthetic convertible securities, the Fund may purchase warrants, call options on common stock and call options on stock indexes. A warrant is a certificate that gives the holder of the warrant the right to buy, at a specified time or specified times, from the issuer of the warrant, the common stock of the issuer at a specified price. A call option is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the common stock underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The Fund may also have exposure to derivatives, such as credit default swaps and interest rate swaps, through investments in credit-linked trust certificates and related instruments. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See "Risks--Derivatives Risk." Please see "Investment Objective and Policies--Derivative Instruments" in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that NACM will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund is subject to certain restrictions on its use of derivative strategies imposed by guidelines of Moody's, which issues ratings for the APS.

Credit-Linked Trust Certificates
Among the income-producing securities in which the Fund may invest are credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under State law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Subject to the investment limitations described in this Prospectus, the Fund may invest in credit-linked trust certificates during the period when the net proceeds of the Common Share offering and this offering are being invested, and during such period the high yield exposure will be broadly diversified. Thereafter, the Fund may invest up to 5% of its total assets in these instruments.

Like an investment in a bond, investments in these credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. Please see "Investment Objective and Policies--Derivative Instruments" in the Statement of Additional Information for additional information about credit default swaps. The Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, interest rate risk, leverage risk and management risk. It is expected that the trusts which issue credit-linked trust certificates will constitute "private" investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under "Other Investment Companies" below, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the


--------------------------------------------------------------------------------

The Fund's investment objective and strategies

--------------------------------------------------------------------------------

certificates). Although the trusts are typically private investment companies, they are generally not actively managed such as a "hedge fund" might be. It is also expected that the certificates will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See "Risks--Liquidity Risk." If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Board of Trustees or persons acting at its direction. See "Net asset value." The Fund may lose its entire investment in a credit-linked trust certificate. The Fund intends to invest in credit-linked trust certificates mainly as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income-producing securities are not available, including during the period when the net proceeds of the Common Share offering and this offering are being invested.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities
Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, "step up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities ("PIKs") are debt obligations that pay "interest" in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Other Investment Companies
The Fund may invest in securities of other open- or closed-end investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares, during periods when there is a shortage of attractive convertible securities and non-convertible income-producing securities available in the market, or when NACM believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by NACM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. NACM will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in convertible securities and non-convertible income-producing securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Commercial Paper
Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.


--------------------------------------------------------------------------------

The Fund's investment objective and strategies

--------------------------------------------------------------------------------


Bank Obligations
The Fund may invest in certain bank obligations, including certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Loan Participations and Assignments
The Fund may invest in fixed- and floating-rate loans issued by banks and other corporations, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve credit risk, interest rate risk, liquidity risk and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower. Given the current structure of the markets for loan participations and assignments, the Fund expects to treat these securities as illiquid.

REITs and Other Mortgage-Related and Asset-Backed Securities
The Fund may invest REITs, which primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Other mortgage-related securities include debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred.

The Fund may invest in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.


--------------------------------------------------------------------------------

The Fund's investment objective and strategies

--------------------------------------------------------------------------------


Other mortgage-related securities in which the Fund may invest include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), mortgage dollar rolls, CMO residuals (other than residual interests in real estate mortgage investment conduits), stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The Fund may invest in other types of asset-backed securities that are offered in the marketplace, including Enhanced Equipment Trust Certificates ("EETCs"). Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. EETCs tend to be less liquid than corporate bonds. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Please see "Investment Objective and Policies--REITs" and "Investment Objective and Policies--Mortgage-Related and Other Asset-Backed Securities" in the Statement of Additional Information, and "Risks--REITs and Mortgage-Related Risk" in this Prospectus for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. While floaters provide a certain degree of protection against rising interest rates, the Fund will participate in any decline in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities.

When Issued, Delayed Delivery and Forward Commitment Transactions
The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. The risk is in addition to the risk that the Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund's overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Reverse Repurchase Agreements
The Fund may utilize reverse repurchase agreements to leverage its portfolio, generally as a substitute for, rather than in addition to, the leverage obtained through the issuance of the APS. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover


--------------------------------------------------------------------------------

The Fund's investment objective and strategies

--------------------------------------------------------------------------------

and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund's limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Lending of Portfolio Securities
For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objective and Policies--Securities Loans" in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

Please see "Investment Objective and Policies" in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

Risks

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before purchasing APS, you should consider carefully the following risks that you assume when you invest in the Fund.

AUCTION RISK

You may not be able to sell your APS at an Auction if the Auction fails; that is, if there are more APS offered for sale than there are buyers for those shares. If Sufficient Clearing Bids do not exist in an Auction, the Applicable Rate will be the Maximum Applicable Rate, and in such event, owners of APS wishing to sell will not be able to sell all, and may not be able to sell any, of such shares in the Auction. As a result, your investment in APS may be illiquid. Neither the Broker-Dealers nor the Fund are obligated to purchase APS in an Auction or otherwise, nor is the Fund required to redeem APS in the event of a failed Auction. Also, if you place bid orders (orders to retain APS) at an Auction only at a specified rate, and that bid rate exceeds the Applicable Rate set at the Auction, you will not retain your APS. If you elect to retain APS without specifying a rate below which you would not wish to continue to hold those APS, and the Auction sets a below-market rate, you may receive a lower rate of return on your APS than the market rate. See "Description of APS--The Auction" and "Description of APS--Auction Procedures."


--------------------------------------------------------------------------------

Risks

--------------------------------------------------------------------------------


RATINGS AND ASSET COVERAGE RISK


While Moody's is expected to assign a rating of "Aaa" to the APS, the ratings would not eliminate or necessarily mitigate the risks of investing in the APS. A Rating Agency could downgrade the APS, which may make your shares less liquid at an Auction or in any secondary market. In addition, the Fund may be forced to redeem your APS to meet regulatory or Rating Agency requirements. The Fund may also voluntarily redeem APS under certain circumstances. See "Description of APS--Redemption." The Fund may not redeem APS if such a redemption would cause the Fund to fail to meet regulatory or Rating Agency asset coverage requirements, and the Fund may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements. In addition, as a condition to its receipt of an "Aaa" rating on the APS, the Fund has agreed to certain investment limitations, which may restrict the Fund from making investments that NACM believes would benefit the Fund. See "Rating agency guidelines" for descriptions of the significance and limitations of the ratings on the APS and of the asset maintenance and other tests the Fund must meet.


SECONDARY MARKET RISK

The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. If you try to sell your APS between Auctions, you may not be able to sell any or all of your shares, or you may receive a purchase price of less than $25,000 per share. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS.

LIMITED OPERATING HISTORY


The Fund is a recently organized, diversified, closed-end management investment company which has been operational for less than two months.


CONVERTIBLE SECURITIES RISK

The Fund may invest without limit in convertible securities, and these securities will ordinarily constitute a principal component of the Fund's investment program. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price." The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible


--------------------------------------------------------------------------------

Risks

--------------------------------------------------------------------------------


securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. See "--High Yield Risk."


SYNTHETIC CONVERTIBLE SECURITIES RISK


The Fund may invest without limit in synthetic convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. Because the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. See "--Convertible Securities Risk" and "--Derivatives Risk." In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.


CREDIT RISK

The Fund could lose money if the issuer of a convertible security or non-convertible income-producing security, or the counterparty to an option contract, swap contract, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Such defaults could have a negative impact on the Fund's ability to pay dividends on the APS and could result in the redemption of some or all of the APS.

HIGH YIELD RISK

In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. The Fund may invest without limit in securities that are rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by NACM, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. Securities rated below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "high yield" securities or "junk bonds." The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. In addition, the secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities, meaning these securities are subject to greater liquidity risk than investment grade securities. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain Rating Agencies.

INTEREST RATE RISK


Interest rate risk is the risk that convertible securities and non-convertible income-producing securities (and the Fund's net assets) will decline in value because of changes in interest rates. Generally, income-producing securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the Fund's net asset value will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's holdings. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value. The Fund's use of leverage will tend to increase interest rate risk.


The APS pay dividends based on short-term interest rates. The Fund will use the proceeds from the issuance of APS to buy convertible securities and non-convertible, income producing securities, which


--------------------------------------------------------------------------------

Risks

--------------------------------------------------------------------------------

generally pay interest based on longer-term yields. The yields on the securities purchased by the Fund are typically, although not always, higher than short-term interest rates. If short-term interest rates rise, the dividend rate on the APS may rise so that the amount of dividends payable to APS shareholders exceeds the income from the portfolio securities purchased with the proceeds from the APS. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the APS offering) is available to pay APS dividends, however, APS dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay APS dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the APS.

ISSUER RISK

The value of securities in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

EQUITY SECURITIES RISK

The Fund will often have substantial exposure to equity securities by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may also hold equity securities in its portfolio upon conversion of a convertible security or through direct investments in preferred stocks. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself, including the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than debt and other income-producing securities.

LEVERAGE RISK

The Fund expects to utilize financial leverage on an ongoing basis for investment purposes. Leverage risk includes the risk associated with the issuance of APS to leverage the Common Shares. If the dividend rate on the APS and interest rates (if applicable) on other forms of leverage, as reset periodically, exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and meet its asset coverage requirements on the APS would be reduced. Because the longer-term instruments included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the APS will be adjusted periodically, this could occur even when both long-term and short-term interest rates rise. Similarly, any decline in the net asset value of the Fund's investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its expected "Aaa" rating on the APS. In an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the APS. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the APS. Liquidation at times of low securities prices may result in a capital loss to the Fund. There is no assurance that the Fund's leveraging strategy will be successful.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset


--------------------------------------------------------------------------------

Risks

--------------------------------------------------------------------------------

value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will be effective. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the Fund's net asset value relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and net asset value if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

The Fund may also leverage the portfolio by borrowing money, issuing debt securities, and utilizing reverse repurchase agreement and other derivative instruments, although these forms of leverage will generally be used as a substitute for, rather than in addition to, the leverage obtained through the issuance of the APS. Any APS or other borrowings will have seniority over the Common Shares.

Because the fees received by the manager and NACM are based on the total managed assets of the Fund, the fees will be higher when leverage is utilized through the issuance of APS or through other leveraging strategies, giving the manager and NACM an incentive to utilize such leverage.

LIQUIDITY RISK

The Fund may invest up to 5% of its total assets in securities which are illiquid at the time of investment. The term "illiquid securities" for this purpose is determined using the Securities and Exchange Commission's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when NACM believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may also be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid for these purposes.

FOREIGN (NON-U.S.) INVESTMENT RISK

The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries. The Fund's investments in foreign issuers involve special risks. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage costs, custodial expenses and other fees are also generally higher than for securities traded in the United States. With respect to certain foreign countries, there is also a possibility of expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In addition, income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries.

SMALLER COMPANY RISK

The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may


--------------------------------------------------------------------------------

Risks

--------------------------------------------------------------------------------

have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

DERIVATIVES RISK

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may utilize derivative instruments for investment purposes as well as to leverage its portfolio, generally as a substitute for, rather than in addition to, the issuance of the APS. These may include derivatives used as a component of a synthetic convertible security or to gain exposure to high yield securities and other securities in which the Fund may invest (pending investment of the proceeds of this offering). Such derivative instruments include, but are not limited to, warrants, options on common stock or stock indexes, futures contracts and swap agreements. The Fund will invest in warrants and options only to the extent that the convertible components of the synthetic convertible securities in which it invests consist of a warrant, call option on common stock or call option on a stock index. The Fund may also have exposure to derivatives, such as credit default swaps and interest rate swaps, through investments in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, equity securities risk, issuer risk, credit risk, interest rate risk, leveraging risk, management risk and, if applicable, smaller companies risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions when that would be beneficial. The use of derivatives also may increase the amount of taxes payable by shareholders.

COUNTERPARTY RISK

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

REINVESTMENT RISK

Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called obligations at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's net asset value or reduce asset coverage on the APS.

REITS AND MORTGAGE-RELATED RISK

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the


--------------------------------------------------------------------------------

Risks

--------------------------------------------------------------------------------

ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.


INFLATION/DEFLATION RISK



Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the APS and distributions may decline, and the dividend payments on the APS, if any, or interest payments on Fund borrowings, if any, may increase. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio. Deflation may also result in a decline in the dividend rate of the APS.


MANAGEMENT RISK

The Fund is subject to management risk because it is an actively managed investment portfolio. NACM and the individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

ANTI-TAKEOVER PROVISIONS

The Declaration and Amended By-Laws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to convert the Fund to open-end status or to change the composition of the Board of Trustees. See "Anti-takeover and other provisions in the Declaration of Trust."


--------------------------------------------------------------------------------

Risks

--------------------------------------------------------------------------------


MARKET DISRUPTION AND GEOPOLITICAL RISK


The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and such impact cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, Auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the APS.


CERTAIN AFFILIATIONS

Certain broker-dealers may be considered to be affiliated persons of the Fund, the Manager and/or NACM due to their possible affiliations with Allianz AG, the ultimate parent of the Manager and NACM. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the APS, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

How the Fund manages risk

INVESTMENT LIMITATIONS

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any Preferred Shares (including the APS) voting together as a single class, and the approval of the holders of a majority of any Preferred Shares (including the APS) voting as a separate class. The Fund may not:

.. Concentrate its investments in a particular "industry," as that term is used in the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time; and

.. With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Fund would be deemed to "concentrate" its investments in a particular industry if it invested 25% or more of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).


--------------------------------------------------------------------------------

How the Fund manages risk

--------------------------------------------------------------------------------


The Fund is subject to asset coverage and other guidelines which are more limiting than the investment restrictions set forth above and other restrictions set forth in the Statement of Additional Information in order to obtain and maintain a rating of "Aaa" from Moody's on the APS and may become subject to additional guidelines in the future. The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund's ability to achieve its investment objective. See "Rating agency guidelines" below in this Prospectus and "Investment Objective and Policies" and "Investment Restrictions" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental investment policies of the Fund.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average weighted maturity of its investment portfolio (which will typically range from five to ten years) by investing in short-term, high grade securities or may extend the Dividend Period of outstanding Preferred Shares (including the APS). The Fund also may attempt to reduce leverage by repurchasing or otherwise retiring Preferred Shares (subject to any restrictions discussed under "Description of APS--Redemption") or by reducing any holdings in other instruments that create leverage. As explained above under "Risks--Leverage Risk," the success of any such attempt to limit leverage risk depends on NACM's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described above.

If market conditions suggest that additional leverage would be beneficial, the Fund may issue additional Preferred Shares or utilize other forms of leverage, such as by borrowing money, issuing debt securities, utilizing reverse repurchase agreements and other derivative instruments, although these forms of leverage will generally be used as a substitute for, rather than in addition to, the leverage obtained through the issuance of the APS.

Rating agency guidelines

The Fund is required under Moody's guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount. Moody's has established guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy Moody's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by Moody's). Such ineligible securities may include, for example, certain privately placed debt securities (other than Rule 144A Securities) and debt securities of certain non-U.S. issuers. Accordingly, although the Fund may invest in such securities to the extent not prohibited (which may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio), it is not anticipated that in the normal course of business they would constitute a significant portion of the Fund's portfolio. The Moody's guidelines also impose limitations on the Fund's investments.

The Fund is also required under the 1940 Act and Rating Agency guidelines to maintain, with respect to shares of APS, asset coverage (as that term is used in the 1940 Act) of at least 200% with respect to senior securities that are shares of beneficial interest, including APS (or such other asset coverage as may


--------------------------------------------------------------------------------

Rating agency guidelines

--------------------------------------------------------------------------------

in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of beneficial interest of a closed-end investment company as a condition of declaring dividends on its common shares) ( "1940 Act APS Asset Coverage").

In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the APS Basic Maintenance Amount or
(b) the 1940 Act APS Asset Coverage, in each case in accordance with the requirements of the Rating Agency or Agencies then rating the shares of APS, the Fund will be required by the Amended Bylaws to redeem shares of APS as described under "Description of APS--Redemption--Mandatory Redemption."

The Moody's guidelines restrict the Fund's use of some types of investment strategies. For example, the guidelines, among other restrictions, limit the Fund's use of futures, options and other derivative transactions for hedging, leveraging or investment purposes, restrict the use of forward commitments and similar transactions and limit the percentage of the Fund's assets that may be invested in any one issuer or type or class of issuer.

The Moody's guidelines also prohibit the Fund from taking certain types of actions unless it has received written confirmation from Moody's that such actions would not impair the ratings then assigned to the APS. These include restrictions on borrowing money, engaging in short sales, lending portfolio securities, issuing any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund or merging or consolidating into or with any other entity.

The restrictions in the Moody's guidelines may limit the Fund's ability to make investments that NACM believes would benefit the Fund. The descriptions of the Moody's guidelines in this section and in "Description of APS--Asset Maintenance" are summaries only and are not complete. The Moody's guidelines are set forth in their entirety in the Amended Bylaws, which have been filed as an exhibit to the Registration Statement of which this Prospectus is a part.

The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency providing a rating for the APS may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal certain of the definitions and related provisions which have been adopted by the Fund in the Amended Bylaws pursuant to the Rating Agency guidelines if such Rating Agency or Agencies advises the Fund in writing that any such amendment, alteration or repeal would not adversely affect the ratings then assigned by such Rating Agency or Agencies to the APS.

As described by Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the APS are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency guidelines described above also do not address the likelihood that an owner of APS will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's by the Fund and/or the Manager and its affiliates and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a Rating Agency.

A Rating Agency's guidelines will apply to the APS only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to Moody's for rating the APS. The Fund may at some future time seek to have the APS rated by an additional Rating Agency or a Substitute Rating Agency.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Description of APS

The following is a brief description of the terms of the APS. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Declaration and Amended Bylaws, including the provisions thereof establishing the APS. The Declaration and the Amended Bylaws establishing the terms of the APS have been filed as exhibits to the Registration Statement of which this Prospectus is a part

Each series of APS will be Preferred Shares that entitle their holders to receive dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods for each such series. After the Initial Dividend Period, each Subsequent Dividend Period for each series of APS generally will be a 7-Day Dividend Period; provided, however, that the Fund may elect, subject to certain limitations described herein, upon giving notice to the Auction Agent and each Broker-Dealer, a Special Dividend Period. The Applicable Rate for a particular Dividend Period for a series of APS will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of APS may participate in Auctions therefor, although, except in the case of Special Dividend Periods of longer than 91 days, Beneficial Owners desiring to continue to hold all of their APS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "--The Auction."

The nominee of the Securities Depository is expected to be the sole holder of record of each series of APS. Accordingly, each purchaser of APS must rely on
(i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of the APS.

When issued and sold, the APS of each series will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and will be fully paid and, except as discussed under "Anti-takeover and other provisions in the Declaration of Trust," non-assessable. See "--Liquidation Rights." The APS will not be convertible into Common Shares or other shares of beneficial interest of the Fund, and the holders thereof will have no pre-emptive rights. The APS will not be subject to any sinking fund but will be subject to redemption at the option of the Fund at the Optional Redemption Price on any Dividend Payment Date for such series (except during the Initial Dividend Period and during a Non-Call Period) and, in certain circumstances, will be subject to mandatory redemption by the Fund at the Mandatory Redemption Price described herein. See "--Redemption."

In addition to serving as the Auction Agent in connection with the Auction Procedures described below, Deutsche Bank Trust Company Americas will be the transfer agent, registrar, dividend paying agent and redemption agent for each series of APS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.

Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any APS so long as the Fund is current in the payment of dividends on APS and on any other shares of beneficial interest of the Fund ranking on a parity with the APS with respect to the payment of dividends or upon liquidation.


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------


THE AUCTION

General
Holders of the APS of each series will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Trustees, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period for each series and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period for each series (generally a period of seven days subject to certain exceptions set forth under "--Dividends--General") at the rate per annum equal to the Applicable Rate for each such Dividend Period.

The provisions of the Amended Bylaws establishing the terms of the APS offered hereby provide that the Applicable Rate for each Dividend Period after the Initial Dividend Period for each series will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the Auction Procedures set forth in the Amended Bylaws in which persons determine to hold or offer to purchase or sell the APS. The Auction Procedures are attached as Appendix A to the Statement of Additional Information. Each periodic operation of such procedures with respect to the APS is referred to herein as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the APS called for redemption, the Applicable Rate for the APS will be determined as set forth under "--Dividends--Non-Payment Period; Late Charge."

Auction Agency Agreement
The Fund will enter into the Auction Agency Agreement with the Auction Agent, which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for each series of APS. The Fund will pay the Auction Agent compensation for its services under the Auction Agency Agreement.

The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the Auction Agency Agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.


The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will attempt to appoint another qualified institution to act as a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may terminate the Auction Agency Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.


Broker-Dealer Agreements
The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into agreements (collectively, the "Broker-Dealer Agreements") with one or more broker-dealers, or other entities permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures (collectively, the "Broker-Dealers"), selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions and pursuant to which such Broker-Dealers agree to follow the Auction


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------


Procedures. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with UBS Warburg LLC may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.


Securities Depository
The Depository Trust Company (the "Securities Depository") initially will act as the Securities Depository for the Agent Members with respect to the APS. All of the shares of each series of APS initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such shares will be subject to the provisions restricting transfers of the APS contained in the Amended Bylaws. Cede & Co. initially will be the holder of record of all APS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. See Appendix A (Auction Procedures) to the Statement of Additional Information. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the APS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of APS will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified in its entirety by reference to the Auction Procedures set forth in Appendix A to the Statement of Additional Information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix B to the Statement of Additional Information.

Auction Date
An Auction to determine the Applicable Rate for the APS offered hereby for each Dividend Period for such shares (other than the Initial Dividend Period therefor) will be held on the last Business Day preceding the first day of such Dividend Period, which first day is also the Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as
an "Auction Date"). The initial Auction Date will be            , 2003 for
Series A APS,            , 2003 for Series B APS            , 2003 or Series C
APS,            , 2003 for Series D APS and            , 2003 for Series E APS.
Auctions for the APS for Dividend Periods after the Initial Dividend Period normally will be held every Monday after the preceding Dividend Payment Date for Series A APS, every such Tuesday for Series B APS, every such Wednesday for Series C APS, every such Thursday for Series D APS and every such Friday for Series E APS; and each subsequent Dividend Period normally will begin on the following Tuesday for Series A APS, on the following Wednesday for Series B APS, on the following Thursday for Series C APS, on the following Friday for Series D APS and on the following Monday for Series E APS (also a Dividend Payment Date). The Auction Date and the first day of the related Dividend Period for a series of APS (both of which must be Business Days) need not be consecutive calendar days. See "--Dividends" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders
On or prior to the Submission Deadline on each Auction Date for a series of APS:

   (a) each Beneficial Owner may submit to its Broker-Dealer by telephone a:


      (i) "Hold Order"-- indicating the number of outstanding APS, if any, such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;



--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------


     (ii) "Bid"--indicating the number of outstanding APS, if any, such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

    (iii) "Sell Order"--indicating the number of outstanding APS, if any, such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

   (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of APS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of APS which they offer to purchase provided that the Applicable Rate for the next Dividend Period is not less than the rates per annum specified in such Bids.

The communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer and the communication by a Broker-Dealer, whether or not acting for its own account, to the Auction Agent of the foregoing information is hereinafter referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

In an Auction, a Beneficial Owner may submit different types of Orders with respect to APS then held by such Beneficial Owner, as well as Bids for additional APS. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional APS in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "--Submission of Orders by Broker-Dealers to Auction Agent" below.

The "Maximum Applicable Rate," on any date on which the Applicable Rate is determined for a series of APS, will be the Applicable Percentage of the Reference Rate. The Applicable Percentage will be subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the APS Basic Maintenance Amount. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0. 001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

The Maximum Applicable Rate for a series of APS will depend on the credit rating assigned to such series. The "Applicable Percentage" will be determined based on the credit rating assigned on such date to such shares by Moody's (or, if Moody's shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency), such Applicable Percentage as so determined further subject to adjustments by the Board of Trustees as described in the preceding paragraph, as follows:

                  Moody's Credit Rating Applicable Percentage
                  -------------------------------------------
                    "Aa3" or higher             150%
                      "A3" to "A1"              200%
                    "Baa3" to "Baa1"            225%
                      Below "Baa3"              275%


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------



There is no minimum Applicable Rate in respect of any Dividend Period. The Fund will take all reasonable action necessary to enable Moody's to provide a rating for each series of APS. If Moody's does not make such a rating available, UBS Warburg LLC or its affiliates and successors, after consultation with the Fund, will select another Rating Agency to act as a Substitute Rating Agency.


Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares."

A Broker-Dealer also may hold APS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of APS held by it, as described in the next paragraph. If a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "--Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "--Notification of Results; Settlement."


If one or more Orders covering in the aggregate all of the outstanding APS held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent will deem a Hold Order (in the case of any Auction other than an Auction relating to a Special Dividend Period longer than 91 days) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding APS held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent.



If all of the outstanding APS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically will be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all the APS will be 80% of the Reference Rate on the date of the applicable Auction.


For the purposes of an Auction, the APS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, as set forth under "--Redemption," will not be considered as outstanding and will not be included in such Auction. The Fund may not submit an Order in any Auction.

Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with the foregoing.


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------


Submission of Orders by Broker-Dealers to Auction Agent

Prior to 1:00 p.m., New York City time, on each Auction Date or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing or through the Auction Agent's auction processing system all Orders obtained by it for the Auction for a series of APS to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the APS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline for any Auction Date, shall be irrevocable.



If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (0.001) of one percent. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding shares of APS held by such Existing Holder, such Orders will be considered valid in the following order of priority:


   (i) any Hold Order will be considered valid up to and including the number of outstanding APS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding APS held by such Existing Holder;

  (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of outstanding APS subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and

 (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the sum of the number of APS subject to Hold Orders referred to in clause
       (i) above and the number of APS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of APS equal to such excess.

If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of APS therein specified.

Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------

Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding APS over the number of outstanding APS subject to Submitted Hold Orders (such excess being referred to as the "Available APS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding APS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate). If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available APS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for the APS then outstanding. If Sufficient Clearing Bids have not been made (other than because all outstanding APS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.

If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of their APS subject to such Submitted Sell Orders. See "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.


The following is a simple example of how a typical Auction might work. Assume that the Fund has 1,000 outstanding APS of a series and three Existing Holders of those shares. The three Existing Holders and three Potential Holders submit their orders through Broker-Dealers at the Auction:



Existing Holder A. Owns 500 APS, wants to sell all 500      Bid of 2.1% rate for all 500
                   APS if Applicable Rate is less than 2.1% APS

Existing Holder B. Owns 300 APS, wants to hold              Hold Order--will take
                                                            the auction rate

Existing Holder C. Owns 200 APS, wants to sell all 200      Bid of 1.9% rate for all
                   APS if Applicable Rate is less than 1.9% 200 shares

Potential Holder D Wants to buy 200 APS if Applicable       Places Order to buy 200 APS
                   Rate is 2.0% or above                    at or above 2.0%

Potential Holder E Wants to buy 300 APS if Applicable       Places Order to buy 300 APS
                   Rate is 1.9% or above                    at or above 1.9%

Potential Holder F Wants to buy 200 APS if Applicable       Places Order to buy 200 APS
                   Rate is 2.1% or above                    at or above 2.1%



In this example, the lowest dividend rate that will result in all 1,000 APS continuing to be held is 2.0% (the offer by Potential Holder D). Therefore, the Winning Bid Rate and the Applicable Rate will be 2.0%. Existing Holders B and C will continue to own their APS. Existing Holder A will sell its APS because A's Bid rate was higher than the Winning Bid Rate. Potential Holder D will buy 200 APS and Potential Holder E will buy 300 APS because their Bid rates were at or below the Winning Bid Rate. Potential Holder F will not buy any APS because its Bid rate was above the Winning Bid Rate.



--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------



The examples above are entirely hypothetical and are not meant to be an indication of how any particular Auction might be conducted or the dividend rates that may be payable on any series of APS at any time or from time to time. These are simple examples that do not purport to reflect all applicable conditions and requirements of an Auction, and are qualified in their entirety by reference to the Auction Procedures set forth in Appendix A to the Statement of Additional Information.


Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares
Based on the determinations described under "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures with the result that Existing Holders and Potential Holders of a series of APS will sell, continue to hold and/or purchase APS as set forth below. Existing Holders that submit or are deemed to have submitted Hold Orders will continue to hold the APS subject to such Hold Orders.

If Sufficient Clearing Bids have been made:

   (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Winning Bid Rate or a Submitted Sell Order will sell the outstanding APS subject to such Submitted Bid or Submitted Sell Order;

   (b) each Existing Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will continue to hold the outstanding APS subject to such Submitted Bid;
   (c) each Potential Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will purchase the number of APS subject to such Submitted Bid;

   (d) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will continue to hold the outstanding shares of APS subject to such Submitted Bids, unless the number of outstanding APS subject to all such Submitted Bids of Existing Holders is greater than the excess of the Available APS over the number of APS accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will sell a number of outstanding APS determined on a pro rata basis based on the number of outstanding APS subject to all such Submitted Bids of such Existing Holders; and

   (e) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will purchase any Available APS not accounted for in clause (b), (c) or (d) above on a pro rata basis based on the APS subject to all such Submitted Bids of Potential Holders.

If Sufficient Clearing Bids have not been made (other than because all outstanding APS are the subject of Submitted Hold Orders):

   (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will continue to hold the outstanding APS subject to such Submitted Bid;

   (b) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will purchase the number of APS subject to such Submitted Bid; and


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------


   (c) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Maximum Applicable Rate or a Submitted Sell Order will sell a number of outstanding APS determined on a pro rata basis based on the outstanding APS subject to all such Submitted Bids and Submitted Sell Orders.

If as a result of the Auction Procedures described above any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of APS, then the Auction Agent, in such manner as it shall determine in its sole discretion, will round up or down the number of APS being sold or purchased on such Auction Date so that each share sold or purchased by each Existing Holder or Potential Holder will be a whole APS. If any Potential Holder would be entitled or required to purchase less than a whole APS, then the Auction Agent, in such manner as it shall determine in its sole discretion, will allocate APS for purchase among Potential Holders so that only whole APS are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any APS.

Notification of Results; Settlement
The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related APS by telephone or through the Auction Agent's auction processing system at approximately 3:00 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling APS as a result of the Auction and will advise each customer purchasing or selling APS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling APS as a result of an Auction fails to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the APS. The Auction Agent will record each transfer of APS on the record book of Existing Holders to be maintained by the Auction Agent.

In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of APS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to APS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the APS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

If any Existing Holder selling APS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased APS in such Auction may deliver to such person a number of whole APS that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of APS to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------


that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of Beneficial Owners or Potential Beneficial Owners or their respective Agent Members to deliver APS or to pay for APS purchased or sold pursuant to an Auction or otherwise.


BROKER-DEALERS

General
The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of APS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the APS placed by such Broker-Dealer in any such Auction and
(ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of APS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

Secondary Market Trading and Transfers of APS
The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so, and may discontinue such activity at any time. There can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period for a series of APS, likely will have an adverse effect on the secondary market price of such APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000.

A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of APS only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures,
(2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of shares of APS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------

the case of all transfers other than pursuant to Auctions, such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer.

DIVIDENDS

General
The holders of APS of each series will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "--Determination of Dividend Rate," payable on the dates set forth below. Dividends on the APS so declared and payable will be paid in preference to and in priority over any dividends so declared and payable on the Common Shares.

Dividends on each series of APS will accumulate from the date on which the Fund originally issues the APS (the "Date of Original Issue") and will be payable on the APS on the dates described below. Dividends on a series of APS with respect to the Initial Dividend Period shall be payable on the Initial Dividend Payment Date for that series. Following the Initial Dividend Payment Date, dividends on each series of APS will be payable, at the option of the Fund, either (i) with respect to any 7-Day Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date will be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will nonetheless occur on the next following originally scheduled date. If for any reason a Dividend Period for a series of APS is scheduled to begin on the same day and end on the same day as a Dividend Period for another series of APS, then the last day of the Dividend Period for such other series of APS shall be the second Business Day next succeeding such scheduled day unless the Fund obtains the opinion of tax counsel referred to below. Subject to the limitation in the next sentence, if for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees will fix the Dividend Payment Date. However, no Dividend Period of any series of APS shall be co-extensive with the Dividend Period of any other series of APS unless the Fund has received an opinion of tax counsel that having such co-extensive periods will not affect the deductibility, for federal income tax purposes, of dividends paid on the different series of APS. The Board of Trustees before authorizing a dividend may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of APS set forth in the Declaration or Amended Bylaws. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods are sometimes referred to herein as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

Each dividend will be paid to the record holder of the APS as of 12:00 noon, New York City time, on the Business Day preceding the Dividend Payment Date, which holder is expected to be the nominee of the Securities Depository. See "--The Auction--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------


Depository's normal procedures, which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the record holder of the APS on a date, not exceeding fifteen days prior to the payment date therefor, as may be fixed by the Board of Trustees. Any dividend payment made on the APS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.


Holders of the APS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "--Non-Payment Period; Late Charge" below. No interest will be payable in respect of any dividend payment or payments on the APS which may be in arrears.


The amount of cash dividends per share of APS of each series payable (if declared) on the Initial Dividend Payment Date, each Dividend Payment Date of each 7-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of APS payable (if declared) on any Dividend Payment Date will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.


Notification of Dividend Period

The Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for a series of APS be a number of days (other than seven), evenly divisible by seven, and not fewer than fourteen nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period for a Dividend Period of greater than 28 days (and any such request will be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the APS of that series and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the APS of that series. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine the Optional Redemption Price of the APS of that series during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield



--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------

curves for short-term and long-term securities comparable to the APS, (iv) industry and financial conditions which may affect the APS of that series, (v) the investment objective of the Fund and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders.

After providing the Request for Special Dividend Period to the Auction Agent and each Broker-Dealer as set forth above, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction, Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price, if any, as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund has agreed to provide a copy of such Notice of Special Dividend Period to Moody's and any Substitute Rating Agency. The Fund will not give a Notice of Special Dividend Period and, if such Notice of Special Dividend Period was given, already, will give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act APS Asset Coverage is not satisfied or the Fund fails to maintain Moody's Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the APS with an equal dividend period) or (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the Auction Date immediately preceding such Dividend Payment Date. The Fund also shall provide a copy of such Notice of Revocation to Moody's and any Substitute Rating Agency. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x) or (y) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period for any series of the APS, the next succeeding Dividend Period for that series will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in an Auction, or if an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice will be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period. If an Auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been a Dividend Payment Date or an Auction Date not to be a Business Day, then the length of the Dividend Period relating to such Dividend Payment Date shall be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events) (an "Extension Period"), the Applicable Rate for such Extension Period shall be the Applicable Rate for the Dividend Period so extended and the Dividend Payment Date for such Dividend Period shall be the first Business Day next succeeding the end of such Extension Period. Solely for purposes of (1) the foregoing sentence, (2) the proviso in clause (i) of the definition of "Non-Payment Period" under "--Non-Payment Period; Late Charge" below and (3) the second parenthetical in the fifth sentence of the same paragraph in which "Non-Payment Period" is defined, any day on which banks in New York City generally are closed, for any reason, while the New York Stock Exchange remains open for trading and any day which otherwise would be a Business Day as defined in the Amended Bylaws on which the Auction Agent is closed for business, for any reason, shall not be considered a Business Day.

Determination of Dividend Rate
The dividend rate on a series of APS during the period from and including the Date of Original Issue for the APS to but excluding the Initial Dividend Payment Date for that series of APS (the "Initial Dividend


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------

Period") will be the rate per annum set forth on the inside cover page hereof. Commencing on the Initial Dividend Payment Date for a series of APS, the Applicable Rate on that series of APS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. Cash dividends shall be calculated as set forth above under "--Dividends--General."


Generally speaking, the APS will pay dividends at the Winning Bid Rate, although dividends for Dividend Periods commencing during any Non-Payment Period will be paid at the Non-Payment Period Rate (as described below); dividends will be paid at the Maximum Applicable Rate if Sufficient Clearing Bids do not exist; and dividends will be paid at a rate equal to 80% of the Reference Rate if all outstanding APS are the subject of Submitted Hold Orders.


Non-Payment Period; Late Charge
A "Non-Payment Period" for a series of APS will commence if the Fund fails to
(i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the APS payable on such Dividend Payment Date, provided, however, that if the Fund is not able to make such declaration in compliance with the foregoing because an unforeseen event or unforeseen events causes or cause a day that otherwise would have been a Business Day not to be a Business Day, then the Fund may make such declaration on the Business Day immediately preceding the Dividend Payment Date, if possible, or, if not possible, on the Dividend Payment Date, and in such case the Fund shall not be deemed to have failed to declare a dividend otherwise required to be declared, or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any APS called for redemption, the Mandatory Redemption Price per share of such APS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the APS will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of the APS of such series. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clauses (ii)(A) or (ii )(B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Dividend Period for the APS of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, but not after the end of, a Non-Payment Period shall be a 7-Day Dividend Period. Any dividend on the APS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------


Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period (excluding any days that would have been Business Days but for the occurrence of any unforeseen event or unforeseen events that caused such days not to be Business Days) divided by 365 and in such case such period shall not constitute a Non-Payment Period; provided, however, that the Fund shall not be required to pay any late charge if it declares a dividend on the Dividend Payment Date or the Business Day immediately preceding such Dividend Payment Date in accordance with clause (i) of the definition of "Non-Payment Period" and deposits payment for such dividend as contemplated by clause (ii)(A) of the definition of "Non-Payment Period" on or before the second Business Day succeeding the day on which the dividend was declared. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any APS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day. The "Non-Payment Period Rate" initially will be 300% of the applicable Reference Rate, provided that the Board of Trustees of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Fund determines and Moody's (or any Substitute Rating Agency in lieu of Moody's in the event Moody's shall not rate the APS) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then current rating on the APS.


Restrictions on Dividends and Other Payments
Under the 1940 Act, the Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding APS would be less than 200% (or such other percentage as in the future may be required by law). The foregoing limitations on dividends, other distributions and purchases in certain circumstances may impair the Fund's ability to maintain its qualification as a regulated investment company under the Code. See "Tax matters." Upon any failure to pay dividends on the APS for two years or more, the holders of the APS will acquire certain additional voting rights. See "--Voting Rights" below.

For so long as any APS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to dividends or upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to APS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to or on a parity with APS as to dividends and upon liquidation), unless:

..  immediately after such transaction, the Fund would have Moody's Eligible
   Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount, and the 1940 Act APS Asset Coverage would be satisfied (see "--Asset Maintenance" and "--Redemption" below);


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------



.. full cumulative dividends on the APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; and


.. the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the Amended Bylaws.

ASSET MAINTENANCE

The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Amended Bylaws. These requirements are summarized below.

1940 Act APS Asset Coverage
The Fund will be required under the Amended Bylaws to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage (as defined in the 1940 Act) of at least 200% with respect to senior securities which are shares of beneficial interest in the Fund, including the APS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of beneficial interest of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act APS Asset Coverage"). If the Fund fails to maintain 1940 Act APS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the APS. See "--Redemption" below.


The 1940 Act APS Asset Coverage immediately following the issuance of APS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the APS), computed using the Fund's net assets as of May 13, 2003, and assuming the APS had been issued as of such date, will be as follows:



      Value of the Fund assets less liabilities  =                  = 284%
         not constituting senior securities          $1,490,178,019
     -----------------------------------------       --------------
     Senior securities representing indebtedness      $525,000,000
          plus liquidation value of the APS


APS Basic Maintenance Amount
So long as any APS are outstanding and any Rating Agency so requires, the Fund will be required under the Amended Bylaws to maintain as of the last Business Day of each week commencing with the Date of Original Issue (a "Valuation Date") Moody's Eligible Assets having an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "APS Basic Maintenance Cure Date"), the Fund will be required in certain circumstances to redeem certain of the APS. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to retain a Discounted Value at least equal to the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date. See "--Redemption."

The "APS Basic Maintenance Amount," as of any Valuation Date, means the dollar amount equal to the sum of (i)(A) the product of the number of APS outstanding on such date multiplied by $25,000, plus any redemption premium applicable to APS then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each series of APS


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------


outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding Preferred Shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of APS outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Applicable Rate (calculated as if such Valuation Date were the Auction Date for the Dividend Period commencing on such Dividend Payment Date) for a 7-Day Dividend Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor (except that (1) if such Valuation Date occurs during a Non-Payment Period, the dividend for purposes of calculation would accumulate at the then current Non-Payment Period Rate and
(2) for those days during the period described in this clause (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect, the dividend for purposes of calculation would accumulate at such Applicable Rate in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; and (E) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(D) (including, without limitation, any payables for portfolio securities of the Fund purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., the face value of cash, short-term securities rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(E) become payable, otherwise the Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of
(i)(A) through (i)(E).


For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the APS Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets that the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Fund that are either exchange-traded and "readily reversible" or that expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (A) Discounted Value and (B) the exercise price of the call option written by the Fund; (ii) assets subject to call options written by the Fund not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Fund shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the assets subject to the option; (iv) futures contracts shall be valued at the lesser of (A) settlement price and (B) the Discounted Value of the assets subject to the futures contract, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Fund is the seller the contract may be valued at the settlement price and where the Fund is the buyer the contract may be valued at the Discounted Value of the assets subject to the futures contract; and (v) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest Discounted Value.

In addition, for purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the APS Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Fund to the extent the relevant asset is a Moody's Eligible Asset: (i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Fund is the seller under a financial futures contract, 10% of the settlement price of the financial futures contract; (iv) where the Fund is the purchaser under a financial futures contract, any amounts payable by the Fund under such financial futures contract; (v) the settlement price of the underlying financial futures contract if the Fund writes put options on a financial futures contract; and (vi) 105% of the Market Value of the underlying financial futures contracts if the Fund writes call options on a financial futures contract and does not


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------

own the underlying contract. The Discounted Value of all forward commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such forward commitments shall be zero.


The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the APS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related Discount Factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund and the APS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, if Moody's or any Substitute Rating Agency advises the Fund in writing that such change will not adversely affect its then current rating in the APS.


On or before the third Business Day after a Valuation Date on which the Fund fails to maintain Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount, the Fund is required to deliver to the Auction Agent and Moody's a report with respect to the calculation of the APS Basic Maintenance Amount and the value of its portfolio holdings (an "APS Basic Maintenance Report") as of the date of such failure. Additionally, on or before the third Business Day after the first day of a Special Dividend Period, the Fund will deliver an APS Basic Maintenance Report to Moody's and the Auction Agent. The Fund also will deliver an APS Basic Maintenance Report as of the last Business Day of the last month of each fiscal quarter of the Fund on or before the third Business Day after such day. Within ten Business Days after delivery of such report relating to the last Business Day of the last month of each fiscal quarter of the Fund, the Fund's independent accountants will confirm in writing to the Auction Agent and Moody's the mathematical accuracy of the calculations made by the Fund in its most recent APS Basic Maintenance Report (and in another APS Basic Maintenance Report, randomly selected by the Fund's independent accountants, that was delivered during such fiscal quarter). Also, on or before 5:00 p.m., New York City time, on the first Business Day after any Common Shares are repurchased by the Fund, the Fund will complete and deliver to Moody's an APS Basic Maintenance Report as of the close of business on such date that Common Shares are repurchased. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent APS Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.

REDEMPTION

Optional Redemption
To the extent permitted under the 1940 Act and under Massachusetts law, upon giving notice of redemption, as provided below, the Fund, at its option, may redeem the APS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no APS may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to the APS or (b) a Non-Call Period to which such shares are subject. "Optional Redemption Price" means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a Premium Call Period.

Mandatory Redemption
Under the Fund's Amended Bylaws, the Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, the APS to the extent permitted under the 1940


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------


Act and Massachusetts law, on a date fixed by the Board of Trustees, if the Fund fails to maintain Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or to satisfy the 1940 Act APS Asset Coverage and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" for each series of APS means $25,000 per APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption. The number of APS to be redeemed will be equal to the lesser of (a) the minimum number of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all Preferred Shares subject to redemption or retirement, would result in the Fund having Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all APS and other Preferred Shares then outstanding will be redeemed), and (b) the maximum number of APS, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of APS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, pro rata among APS of all series and other Preferred Shares subject to redemption pursuant to provisions similar to those set forth below; provided that APS that may not be redeemed at the option of the Fund due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days remaining in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Fund is required to effect such a mandatory redemption not later than 35 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of APS which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Fund will redeem those APS which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption out of funds legally available therefor.


General

If the APS are to be redeemed, a notice of redemption will be mailed to each record holder of such APS (initially Cede & Co. as nominee of the Securities Depository) and to the Auction Agent not less than 17 nor more than 30 days prior to the date fixed for the redemption thereof. Each notice of redemption will include a statement setting forth: (i) the redemption date, (ii) the aggregate number of APS to be redeemed, (iii) the redemption price, (iv) the place or places where APS are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed will cease to accumulate on such redemption date, (vi) the provision of the Amended Bylaws pursuant to which such shares are being redeemed and (vii) the date on which the Securities Depository will publish the notice of redemption, as specified by the Auction Agent and acceptable to the Securities Depository. No defect in the notice of redemption or in the mailing or publication thereof will affect the validity of the redemption proceedings, except as required by applicable law.


If less than all of the outstanding APS of a series are to be redeemed, the shares of that series to be redeemed will, unless otherwise required for the Amended Bylaws, be selected by lot or such other method as the Fund deems fair and equitable, and the results thereof will be communicated to the Auction Agent. The Auction Agent will give notice to the Securities Depository, whose nominee will be


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------

the record holder of all APS, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Existing Holder. Each Agent Member will determine the number of shares to be redeemed from the account of each Existing Holder for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Existing Holders without selecting for redemption any shares from the accounts of other Existing Holders. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the APS series, the particular shares to be redeemed shall be selected by the Fund by lot or by such other method as the Fund deems fair and equitable.

If the Fund gives notice of redemption, and concurrently or thereafter deposits in trust with the Auction Agent, or segregates in an account at the Fund's custodian bank for the benefit of the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value equal to the redemption payment for the APS as to which notice of redemption has been given, with irrevocable instructions and authority to pay the redemption price to the record holders thereof, then upon the date of such deposit or, if no such deposit is made, upon such date fixed for redemption (unless the Fund defaults in making payment of the redemption price), all rights (including, without limitation, voting rights) of the holders of such shares called for redemption will cease and terminate, except the right of such holders to receive the redemption price thereof, but without interest, and such shares no longer will be deemed to be outstanding. The Fund will be entitled to receive, from time to time, the interest, if any, earned on such Deposit Securities deposited with the Auction Agent, and the holders of any shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed at the end of one year from such redemption date will be repaid, upon demand, to the Fund, after which the holders of the APS of such series so called for redemption may look only to the Fund for the redemption payment.

So long as any APS are held of record by the nominee of the Securities Depository (initially Cede & Co.), the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

Notwithstanding the provisions for redemption described above, no APS shall be subject to optional redemption (i) unless all dividends in arrears on the outstanding APS, and all shares of beneficial interest of the Fund ranking on a parity with the APS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in the Fund's failure to maintain Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount.

LIQUIDATION RIGHTS

Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of APS of each series will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest of the Fund ranking junior in right of payment upon liquidation to APS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution. If such assets of the Fund are insufficient to make the full liquidation payment on outstanding APS and liquidation payments on any other outstanding class or series of Preferred Shares of the Fund ranking on a parity with the APS as to payment upon liquidation, then such assets will be distributed among the holders of APS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------

which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of APS will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS

Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of APS will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of Common Shares and other Preferred Shares as a single class.

In connection with the election of the Fund's Trustees, holders of the APS and any other Preferred Shares, voting as a separate class, shall be entitled at all times to elect two of the Fund's Trustees, and the remaining Trustees will be elected by holders of Common Shares and APS and any other Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on any outstanding Preferred Shares of the Fund, including APS, are due and unpaid in an amount equal to at least two full years of dividends, and sufficient cash or specified securities have not been deposited with the Auction Agent for the payment of such dividends, or if at any time holders of any shares of Preferred Shares are entitled, together with the holders of the APS, to elect a majority of the Trustees of the Fund under the 1940 Act, then the number of Trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of APS and any other Preferred Shares as described above, would constitute a majority of the Board of Trustees as so increased, and at a special meeting of shareholders which will be called and held as soon as practicable thereafter, and at all subsequent meetings at which Trustees are to be elected until all dividends in arrears have been paid or otherwise provided for, the holders of the APS and any other Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees that such holders in any event will be entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue, unless otherwise terminated pursuant to the Declaration or Amended Bylaws. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding APS and any other Preferred Shares for all past Dividend Periods, the additional voting rights of the holders of APS and any other Preferred Shares as described above shall cease, and the terms of office of all of the additional Trustees elected by the holders of APS and any other Preferred Shares (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of APS and any other Preferred Shares have the right to elect in any event) will terminate automatically.


Unless a higher percentage is provided for under the Declaration or the Amended Bylaws or applicable law, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting together as a single class, will be required to (i) authorize, create or issue any class or series of shares ranking prior to the APS or any other series of Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another series of APS or another class of Preferred Shares which are substantially identical in all respects to the APS; or (ii) amend, alter or repeal the provisions of the Declaration or the Amended Bylaws, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration or the Amended Bylaws of holders of APS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of Preferred Shares are outstanding, the Fund shall not approve any of the



--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------


actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration or the Amended Bylaws of a holder of shares of a series of APS differently than those of a holder of shares of any other series of APS without the affirmative vote of at least a majority of votes entitled to be cast by holders of the APS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Trustees, however, without shareholder approval, may amend, alter or repeal any or all of the various Rating Agency guidelines described herein if Moody's (or any Substitute Rating Agency) advises the Fund in writing that any such amendment, alteration or repeal would not adversely affect the rating then assigned to the APS by such Rating Agency. Unless a higher percentage is provided for under the Declaration or the Amended Bylaws, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the investment restrictions described as fundamental policies under "Investment Restrictions" in the Statement of Additional Information. The class (and, where applicable, series) vote of holders of APS and any other Preferred Shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares and APS and any other Preferred Shares, voting together as a single class, necessary to authorize the action in question.


The foregoing voting provisions will not apply with respect to APS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

Management of the Fund

TRUSTEES AND OFFICERS

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Manager and NACM. There are presently three Trustees of the Fund, none of whom is currently treated by the Fund as an "interested person" (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT MANAGER

PIMCO Advisors Fund Management LLC serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager is located at 1345 Avenue of the Americas, New York, New York 10105.


Organized in 2000 as a subsidiary successor in the restructuring of a business originally organized in 1987, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of December 31, 2002, the Manager had approximately $18.4 billion in assets under management. Allianz Dresdner Asset Management of America L.P. is the direct parent company of PIMCO Advisors Retail Holdings LLC, of which the Manager is a wholly-owned subsidiary. As of March 31, 2003, Allianz Dresdner Asset Management of America L.P. and its subsidiary partnerships, including NACM, had approximately $392 billion in assets under management.



--------------------------------------------------------------------------------

Management of the Fund

--------------------------------------------------------------------------------


The Manager has retained its affiliate, NACM, to manage the Fund's investments. See "--Portfolio Manager" below. The Manager and NACM are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

PORTFOLIO MANAGER

NACM serves as the portfolio manager for the Fund pursuant to a sub-advisory agreement between the Manager and NACM. Subject to this agreement and the supervision of the Manager, NACM has full investment discretion and makes all determinations with respect to the investment of the Fund's assets.


NACM is located at 600 West Broadway, 30th Floor, San Diego, California 92101. Founded in 1984, NACM currently manages discretionary assets for numerous clients, including investment companies, employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. As of March 31, 2003, NACM had approximately $16 billion in assets under management.



For its services pursuant to the sub-advisory agreement, the Manager (and not the Fund) will pay to NACM a monthly fee equal to (i) fifty percent (50%) of the management fees payable by the Fund to the Manager for such month with respect to the first $300 million of the Fund's average daily total managed assets and (ii) seventy-five percent (75%) of the management fees payable by the Fund to the Manager for such month with respect to the Fund's average daily total managed assets in excess of $300 million; provided, however, that the amounts payable under (i) and (ii) above shall be reduced to reflect that NACM will bear 50% and 75%, respectively, of any Service or Incentive Fees payable by the Manager for such month with respect to the specified total managed assets. For these purposes, "Service or Incentive Fees" for any period equals the sum of any Shareholder Servicing Fees payable by the Manager to UBS Warburg LLC (as described under "Shareholder servicing agent, custodian and transfer agent") for such period and any incentive fees payable by the Manager to other underwriters (in connection with the Fund's initial public offering of the Common Shares) for such period.



--------------------------------------------------------------------------------

Management of the Fund

--------------------------------------------------------------------------------


The following six individuals are part of the Convertibles/High Yield team at NACM and constitute the team that has primary responsibility for the day-to-day portfolio management of the Fund, with Mr. Forsyth serving as the head of the team:

                        Since                 Recent Professional Experience
------------------------------------------------------------------------------------------
Douglas Forsyth, CFA 2003        Mr. Forsyth is a Senior Portfolio Manager and Member of
                     (Inception) the Executive Committee at NACM. He joined NACM in
                                 1994 after three years of investment management
                                 experience at AEGON USA. Mr. Forsyth holds a B.B.A.
                                 from the University of Iowa.

William L. Stickney  2003        Mr. Stickney is a portfolio manager at NACM. He joined
                     (Inception) NACM in 1999 after an aggregate of ten years of investment experience with ABN AMRO, Inc., Cowen &
                                 Company and Wayne Hummer & Company. Mr. Stickney
                                 holds a B.S. from Miami University and is an M.M.
                                 candidate at Northwestern University, J.L. Kellogg School
                                 of Management.

Michael E. Yee       2003        Mr. Yee is a portfolio manager at NACM. He joined
                     (Inception) NACM in 1995 and has been a portfolio manager since
                                 1998. Mr. Yee holds a B.S. from the University of
                                 California, San Diego and an M.B.A. from San Diego
                                 State University.

Justin Kass          2003        Mr. Kass is an investment analyst at NACM. He joined
                     (Inception) NACM in 2000 after serving as an intern on the
                                 Convertibles/High Yield team and has four years of
                                 investment experience. Mr. Kass holds a B.S. from the
                                 University of California, Davis and an M.B.A. from the
                                 Anderson School at the University of California, Los
                                 Angeles.

Elizabeth Lemesevski 2003        Ms. Lemesevski is an investment analyst at NACM. She
                     (Inception) joined NACM in 2001 after an aggregate of nine years of investment and research experience with T.A. McKay &
                                 Co., Citibank and CoreStates Philadelphia International
                                 Bank. Ms. Lemesevski holds a B.S. from Rutgers
                                 University and an M.B.A. from Fordham University.

Nicole Larrabee      2003        Ms. Larrabee is a trading assistant/analyst at NACM. She
                     (Inception) joined NACM in 2000 after an aggregate of four years of investment and research experience with Salomon Smith
                                 Barney (Schroders), Lehman Brothers, Inc., Heflin and
                                 Co., LLC, Sun Alliance Holdings, Ltd. and Cantor
                                 Fitzgerald and Co., Inc. Ms. Larrabee holds a B.S. from
                                 the University of Arizona.

INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement between the Manager and the Fund (the "Investment Management Agreement"), the Fund has agreed to pay the Manager an annual management fee payable


--------------------------------------------------------------------------------

Management of the Fund

--------------------------------------------------------------------------------

on a monthly basis at the annual rate of 0.70% of the Fund's average daily total managed assets (including net assets attributable to Preferred Shares, including the APS) for the services and facilities it provides.

In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing the APS and any other Preferred Shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by the Manager and NACM are based on the total managed assets of the Fund (including assets attributable to the APS and any other forms of leverage created that may be outstanding), the Manager and NACM each have a financial incentive for the Fund to issue APS and utilize other forms of leverage, which may create a conflict of interest between the Manager/NACM and the holders of the Fund's Common Shares.

Net asset value

The net asset value ("NAV") of the Fund equals the total value of the Fund's portfolio investments and other assets, less any liabilities. For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Certain securities or investments for which market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indexes. For instance, a pricing service may recommend a fair market value based on prices of comparable securities. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at its direction.

The NAV of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic securities and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agent after the Fund's NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed.


--------------------------------------------------------------------------------

Net asset value

--------------------------------------------------------------------------------


In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by NACM. The Fund may also be required to use fair valuation as a result of events occurring after the close of the relevant market but prior to the NYSE Close.

Tax matters

FEDERAL INCOME TAX MATTERS


The following federal income tax discussion is based on the advice of Ropes & Gray LLP, counsel to the Fund, and reflects provisions of the Code, existing U.S. Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.


The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.


In order for any portion of any distributions to holders of APS to be eligible to be treated as capital gain dividends, the APS must be treated as equity for federal income tax purposes. Based in part on certain representations made by the Fund to Ropes & Gray LLP relating to the lack of any present intention to redeem or purchase APS at any time in the future, it is the opinion of Ropes & Gray LLP that the APS will constitute equity for federal income tax purposes. This opinion relies in part on a published ruling of the IRS stating that certain auction rate preferred stock similar in many material respects to the APS represents equity. The opinion of Ropes & Gray LLP represents only its best legal judgment and is not binding on the IRS or the courts. If the IRS were to assert successfully that variable rate preferred stock such as the APS should be treated as debt for federal income tax purposes, distributions on APS (including distributions designated by the Fund as capital gain dividends) would be taxable as ordinary income (as opposed to capital gains). Ropes & Gray LLP has advised the Fund that, should the IRS pursue in court the position that the APS should be treated as debt for federal income tax purposes, the IRS would be unlikely to prevail.


To satisfy the distribution requirements applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of APS, must qualify for the dividends-paid deduction. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between and among the Common Shares and any Preferred Shares issued by the Fund in proportion to the total dividends paid to each class during the year in which the income is realized. In certain circumstances, the IRS could take the position that dividends paid on the APS constitute preferential dividends under
Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction.

If at any time when APS are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated


--------------------------------------------------------------------------------

Tax matters

--------------------------------------------------------------------------------

investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem APS in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes. The Fund may have to dispose of portfolio securities to generate cash for such redemption, which may result in transaction expenses and gain at the Fund level and in further distributions.

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


For federal income tax purposes, distributions of investment income are taxable as ordinary income. Whether distributions of capital gains are taxed as ordinary income or capital gains is determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment. Distributions of gains from the sale of investments that the Fund owned for more than one year will be taxable as capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan for Common Shares. Any gain or loss resulting from the sale or exchange of Fund shares generally will be capital gain or loss (assuming the shares are held as a capital asset), and such gain or loss will be long-term if such shares are held for more than one year at the time of such sale or exchange.



The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.


Under current law, the backup withholding rate is 30% for amounts paid during 2003 if the Fund is required to apply backup withholding to taxable distributions payable to a shareholder. Please see "Tax Matters" in the Statement of Additional Information for additional information about (and possible changes to) the new backup withholding tax rates.


If, in connection with the designation of a Special Dividend Period, (i) the Fund provides in a notice of special rate period that the Fund may redeem all or part of a series of APS and that upon such redemption the holders of that series of APS may receive a premium in addition to receipt of a redemption price per share equal to the sum of $25,000 plus an amount equal to the accumulated but unpaid dividends thereon during the whole or any part of the Special Dividend Period, (ii) based on all the facts and circumstances at the time of the designation of the Special Dividend Period the Fund is more likely than not to redeem such series of APS during the Special Dividend Period, and
(iii) the premium to be paid upon redemption during such Special Dividend Period exceeds a specified de minimis amount, it is possible that the holders of such series will be required to accrue the premium as a dividend (to the extent of the Fund's earnings and profits).


The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how


--------------------------------------------------------------------------------

Tax matters

--------------------------------------------------------------------------------

this proposal might affect the tax discussion above. The elimination of the double taxation of corporation distributions may reduce the value of, and thus the return on, previously issued debt obligations and similar securities which are part of the Fund's investment portfolio. This change could reduce the Fund's net asset value and distributions made by the Fund.

This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see "Tax Matters" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

Description of capital structure


The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by the Declaration. The Declaration provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares and Preferred Shares. Preferred Shares (such as the APS) may be issued in one or more series, with such par value and with such rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. For a description of the APS, see "Description of APS" above. The following table shows the amount of (i) shares authorized and (ii) shares outstanding, for each class of authorized securities of the Fund as of May 13, 2003:



                                        Amount      Amount
                     Title of Class Authorized Outstanding
                     -------------------------------------
                     Common Shares. Unlimited  65,351,981
                     APS
                        Series A...     4,200*          0
                        Series B...     4,200*          0
                        Series C...     4,200*          0
                        Series D...     4,200*          0
                        Series E...     4,200*          0



* Assumes the authorization of 21,000 APS by the Board of Trustees prior to issuance of the APS.


Holders of Common Shares are entitled to share equally in dividends declared by the Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights or have the right to cause the Fund to redeem their shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Fund's Common Shares.

Pursuant to the Fund's Dividend Reinvestment Plan, all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC, Inc., as agent for the Common Shareholders, unless the shareholder elects to receive cash. The Fund and PFPC, Inc. reserve the right to amend or terminate the Dividend Reinvestment Plan.


--------------------------------------------------------------------------------

Description of capital structure

--------------------------------------------------------------------------------


Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding APS or other Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of APS--Voting Rights" and except as otherwise required by the Declaration, the Amended Bylaws or applicable law.

Shareholders of each class are entitled to one vote for each share held. Except as provided under "Description of APS--Voting Rights" and except as otherwise required by the Declaration, the Amended Bylaws or applicable law, holders of APS are (voting as a separate class) entitled to elect two Trustees, and the remaining Trustees shall be elected by holders of Common Shares and APS, voting as a single class.

So long as any APS or any other Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on APS and any other Preferred Shares or accrued interest on borrowings (if any) has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of senior securities representing indebtedness and at least 200% of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus the redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the APS from a Rating Agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of APS--Dividends--Restrictions on Dividends and Other Payments."

The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.


Common Shares of the Fund commenced trading on the NYSE on March 31, 2003. As of May 13, 2003, the net asset value per Common Share was $14.86, and the closing price per Common Share on the New York Stock Exchange was $15.00.


OTHER ISSUES RELATING TO THE APS

Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive rights to purchase any APS or any other Preferred Shares that might be issued. It is anticipated that the net asset value per share of the APS will equal its original purchase price per share plus accumulated dividends per share.

Anti-takeover and other provisions in the Declaration of Trust

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund's Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee


--------------------------------------------------------------------------------

Anti-takeover and other provisions in the Declaration of Trust

--------------------------------------------------------------------------------

elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as "Continuing Trustees," which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund's shares (including Common and Preferred Shares) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or a sale or transfer of Fund assets, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See "Anti-Takeover and Other Provisions in the Declaration of Trust" in the Statement of Additional Information for a more detailed summary of these provisions.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Amended Bylaws, certain of which are required by the 1940 Act. For example, the Amended Bylaws grant holders of the APS and any other Preferred Shares special voting rights with respect to certain matters described in the preceding paragraph. See "Description of APS-- Voting Rights."

The overall effect of these provisions is to render more difficult the accomplishment of a merger, conversion of the Fund to open-end status or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The provisions of the Declaration described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Amended Bylaws, both of which are on file with the Securities and Exchange Commission.


--------------------------------------------------------------------------------

Anti-takeover and other provisions in the Declaration of Trust

--------------------------------------------------------------------------------


Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

Repurchase of Common Shares; conversion to open-end fund

The Fund is a closed-end investment company and, as such, its shareholders will not have the right to cause the Fund to redeem their shares. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of the Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund were to convert to an open-end company, it would be required to redeem all Preferred Shares (including the APS) then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Underwriting


The Underwriters named below, acting through UBS Warburg LLC, 299 Park Avenue, New York, New York, as lead manager, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Prudential Securities Incorporated as their representatives (together with the lead manager, the "Representatives"), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund and the Manager (the "Underwriting Agreement"), to purchase from the Fund the number of APS set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such APS if any are purchased.



Underwriters                                                 Number of APS
--------------------------------------------------------------------------
UBS Warburg LLC.............................................
Merrill Lynch, Pierce, Fenner & Smith Incorporated..........
Prudential Securities Incorporated..........................
                                                                ------
   Total....................................................
                                                                ======


The Underwriters have advised the Fund that they propose initially to offer the APS to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession not in
excess of $     per share. The Underwriters may allow, and such dealers may
reallow, a discount not in excess of $     per share to other dealers. After
the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any APS purchased in the initial public
offering on or before             , 2003.

The Underwriters will act in Auctions as Broker-Dealers as set forth under "Description of APS--The Auction--Broker-Dealer Agreements" and will be entitled to fees for services as Broker-Dealers, as set forth under "Description of APS--Broker-Dealers." The Underwriters also may provide information to be used in ascertaining the Reference Rate.


The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be principal underwriters of the Fund under the 1940 Act and, subject to certain conditions, may act as such brokers while they are principal underwriters.


In connection with this offering, certain of the Underwriters or selected dealers may distribute Prospectuses electronically.

The Fund and the Manager have agreed to indemnify the Underwriters against certain liabilities including liabilities under the Securities Act of 1933, as amended.

Shareholder servicing agent, custodian and transfer agents


The Manager (and not the Fund) has agreed to pay from its own assets to UBS Warburg LLC a shareholder servicing fee (the "Shareholder Servicing Fee") at an annual rate of 0.10% of the average daily total managed assets (including net assets attributable to Preferred Shares, including the APS, and other forms of leverage) of the Fund pursuant to a shareholder servicing agreement between the Manager and UBS Warburg LLC (the "Shareholder Servicing Agreement"). Pursuant to the Shareholder Servicing Agreement, UBS Warburg LLC will: (i) undertake to make public information pertaining to the Fund on



--------------------------------------------------------------------------------

Shareholder servicing agent, custodian and transfer agents

--------------------------------------------------------------------------------


an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of the Manager, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Fund, and consult with representatives and Trustees of the Fund in connection therewith, which information and reports shall include (a) statistical and financial market information with respect to the Fund's market performance and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares, (2) the respective market performance of the Fund and such other companies and (3) other relevant performance indicators; and (iv) at the request of the Manager, provide information to and consult with the Board of Trustees with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company or a Fund liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, UBS Warburg LLC is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. Under the terms of the Shareholder Servicing Agreement, UBS Warburg LLC is relieved from liability to the Manager or the Fund for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct. The Shareholder Servicing Agreement will remain in effect until March 31, 2005, and will continue thereafter unless terminated by either the Manager or UBS Warburg LLC.


The custodian of the assets of the Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The Custodian performs custodial and fund accounting services.


Deutsche Bank Trust Company Americas, 280 Park Avenue, 9th Floor, New York, NY 10017, serves as Auction Agent, transfer agent, registrar, dividend paying agent and redemption agent for the APS. PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Fund's Dividend Reinvestment Plan for Common Shares.


Legal matters


Certain legal matters in connection with the APS will be passed upon for the Fund by Ropes & Gray LLP, Boston, Massachusetts, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois, and its affiliated entities.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of contents for the
Statement of Additional Information


Use of Proceeds.............................................   3
Investment Objective and Policies...........................   3
Investment Restrictions.....................................  38
Management of the Fund......................................  41
Investment Manager and Portfolio Manager....................  51
Portfolio Transactions......................................  57
Distributions...............................................  59
Description of Shares.......................................  59
Anti-Takeover and Other Provisions in the Declaration of
  Trust.....................................................  61
Repurchase of Common Shares; Conversion to Open-End Fund....  63
Tax Matters.................................................  65
Performance Related and Comparative Information.............  73
Custodian, Transfer Agents and Dividend Paying Agent........  73
Independent Accountants.....................................  74
Counsel.....................................................  74
Registration Statement......................................  74
Financial Statements........................................  75
Appendix A--Auction Procedures.............................. A-1
Appendix B--Settlement Procedures........................... B-1



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Glossary


"'AA' Financial Composite Commercial Paper Rate" on any date means (i) (A) the Interest Equivalent of the 7-day rate (in the case of a Dividend Period which is a 7-Day Dividend Period or shorter), the 30-day rate (for Special Dividend Periods greater than 7 days but fewer than or equal to 31 days), the 60-day rate (for Dividend Periods greater than 31 days but fewer than or equal to 61 days) and the 90-day rate (for Dividend Periods greater than 61 days but fewer than or equal to 91 days) on commercial paper on behalf of issuers whose corporate bonds are rated AA by S&P, or the equivalent of such rating by another Rating Agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; and
(B) for Dividend Periods greater than 91 days but fewer than 184 days, the rate described in clause (ii) below; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, or with respect to Dividend Periods greater than 91 days but fewer than 184 days, then the arithmetic average of the Interest Equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest one-thousandth (0.001) of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) UBS Warburg LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential Securities Incorporated, Goldman Sachs & Co., and such other commercial paper dealer or dealers as the Fund may from time to time appoint; (2) in lieu of any thereof, its respective affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (B) "Interest Equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth (0.001) of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.


"ADRs" means American Depository Receipts.

"Affiliate" means any person known to the Auction Agent to be controlled by, in control of, or under common control with, the Fund.

"Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Beneficial Owner of one or more APS or on behalf of a Potential Beneficial Owner.


"Amended Bylaws" means the Second Amended and Restated Bylaws of the Fund as
amended May   , 2003, specifying, in part, the powers, preferences and rights of the APS.


"Applicable Percentage" has the meaning specified under "Description of APS--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Applicable Rate" means the rate per annum at which cash dividends are payable on APS for any Dividend Period.


--------------------------------------------------------------------------------

Glossary

--------------------------------------------------------------------------------


"Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Fund and for which the Fund receives a marked-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

"APS" means the Auction Preferred Shares with par value $0.00001 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) of the Fund.

"APS Basic Maintenance Amount" has the meaning specified under "Description of APS--Asset Maintenance--APS Basic Maintenance Amount" in this Prospectus.

"APS Basic Maintenance Cure Date" has the meaning specified under "Description of APS--Asset Maintenance--APS Basic Maintenance Amount" in this Prospectus.

"APS Basic Maintenance Report" has the meaning specified under "Description of APS--Asset Maintenance--APS Basic Maintenance Amount" in this Prospectus.

"Auction" means a periodic operation of the Auction Procedures.

"Auction Agency Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

"Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend paying agent and redemption agent for the APS.

"Auction Date" has the meaning specified under "Description of APS--Auction Procedures--Auction Date" in this Prospectus.

"Auction Procedures" means the procedures for conducting Auctions, as set forth Appendix A to the Statement of Additional Information.

"Available APS" has the meaning specified under "Description of APS--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this Prospectus.

"Bank Loans" means direct purchases of, assignments of, participations in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

"Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of APS or a Broker-Dealer that holds APS for its own account.

"Bid" has the meaning specified under "Description of APS--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.


--------------------------------------------------------------------------------

Glossary

--------------------------------------------------------------------------------


"Bidder" has the meaning specified under "Description of APS--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Board of Trustees" or "Board" means the Board of Trustees of the Fund.

"Broker-Dealer" has the meaning specified under "Description of APS--The Auction--Broker-Dealer Agreements" in this Prospectus.

"Broker-Dealer Agreement" has the meaning specified under "Description of APS--The Auction--Broker-Dealer Agreements" in this Prospectus.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

"Code" means the Internal Revenue Code of 1986, as amended.

"Commercial Paper Dealers" has the meaning set forth in the definition of "'AA' Financial Composite Commercial Paper Rate."

"Common Shareholders" means the holders of Common Shares.

"Common Shares" means the common shares of beneficial interest, par value $0.00001 per share, of the Fund.

"Cure Date" has the meaning specified under "Description of APS--Redemption--Mandatory Redemption" in this Prospectus.


"Date of Original Issue" means, with respect to any share of APS, the date on which the Fund first issues such share.



"Declaration" has the meaning specified under "Prospectus summary--Special Risk Considerations--Anti-Takeover Provisions" in this Prospectus.


"Deposit Securities" means cash and portfolio securities rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

"Discount Factor" means a Moody's Discount Factor.

"Discounted Value" of any asset of the Fund means the quotient of the Market Value of an Eligible Asset divided by the Moody's Discount Factor, provided that with respect to an Eligible Asset that is currently callable, the Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, the Discounted Value will be equal to the quotient as calculated above or the face value, whichever is lower.

"Dividend Payment Date" has the meaning specified under "Description of APS--Dividends--General" in this Prospectus.


--------------------------------------------------------------------------------

Glossary

--------------------------------------------------------------------------------


"Dividend Period" has the meaning specified under "Description of APS--Dividends--General" in this Prospectus.

"Eligible Asset" means a Moody's Eligible Asset (if Moody's is then rating the
APS) and/or any asset included in the calculations used by any Rating Agency then rating the APS for purposes of determining such Rating Agency's rating on the APS, as applicable.

"Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of APS in the records of the Auction Agent.

"Extension Period" has the meaning specified under "Description of APS--Dividends--Notification of Dividend Period" in this Prospectus.

"FHLB, FNMA and FFCB Debentures" has the meaning set forth in paragraph (ix) of the definition of "Moody's Eligible Assets."

"Fitch" means Fitch, Inc. doing business as Fitch Ratings, or its successors.

"Fund" means Nicholas-Applegate Convertible & Income Fund, a Massachusetts business trust that is the issuer of the APS.

"GDRs" means Global Depository Receipts.

"Hold Order" has the meaning specified under "Description of APS--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.




"Initial Dividend Payment Date" means, with respect to a series of APS, the initial dividend payment date as determined by the Board of Trustees or pursuant to their delegated authority with respect to such series.


"Initial Dividend Period" means, for each series of APS, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date.



"Interest Equivalent" has the meaning set forth in the definition of "'AA' Financial Composite Commercial Paper Rate."

"Investment Management Agreement" has the meaning set forth under "Management of the Fund--Investment Management Agreement" in this Prospectus.

"IRS" means the United States Internal Revenue Service.


"Lien" means any material lien, mortgage, pledge, security interest or security agreement of any kind.


"Long Term Dividend Period" has the meaning specified under "Prospectus summary--Dividends on APS" in this Prospectus.

"Manager" means PIMCO Advisors Fund Management LLC.


--------------------------------------------------------------------------------

Glossary

--------------------------------------------------------------------------------


"Mandatory Redemption Price" has the meaning specified under "Description of APS--Redemption--Mandatory Redemption" in this Prospectus.

"Market Value" of any asset of the Fund shall be the market value thereof determined by a Pricing Service. The Market Value of any asset shall include any interest accrued thereon. A Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked prices or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by a Pricing Service using methods which include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. A Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event a Pricing Service is unable to value a security, the security shall be valued at the lower of two bid quotations obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. If two bid quotations are not readily available for any securities, such securities shall be valued in good faith at fair value pursuant to procedures approved by the Board of Trustees of the Fund. Futures contracts and options are valued at the closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value in good faith pursuant to procedures approved by the Trustees. All other assets will be valued at fair value on a consistent basis using methods determined in good faith by the Trustees.

"Maximum Applicable Rate" has the meaning specified under "Description of APS--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Moody's" means Moody's Investors Service, Inc. or its successors.

"Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows:


   (i) Convertible securities (including convertible preferred stock): The percentage determined by reference to the sector groupings of the issuer of the convertible security with reference to the rating of such security, in accordance with the table set forth below.



                                 Discount Factors(2)
     Rating(1)       -------------------------------------------
                     Utility Industrial Financial Transportation
----------------------------------------------------------------
        Aaa           162%      256%      233%         250%
        Aa             167       261       238          265
         A             172       266       243          275
        Baa            188       282       259          285
        Ba             195       290       265          290
         B             199       293       270          295
      Unrated          300       300       300          300





    (1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for applicable Fund assets can be derived from other sources a well as combined with a number of sources, unrated fixed-income and convertible securities (which are securities that are not rated by any of Moody's, S&P or Fitch) are limited to 10% of discounted Moody's Eligible Assets. If a convertible security is not rated by any of Moody's, S&P or Fitch, the Fund will use the applicable percentage set forth in the row entitled "Unrated" in the table above. Ratings assigned by S&P or Fitch are generally accepted at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.



--------------------------------------------------------------------------------

Glossary

--------------------------------------------------------------------------------



    (2) Discount factors are for 7-week exposure period.




   Upon conversion to common stock, the Discount Factors applicable to common stock will apply:

              Common Stocks          Utility Industrial Financial
              ---------------------------------------------------
              7 week exposure period  170%      264%      241%

  (ii) Corporate debt securities (non-convertible): The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

                                                    Moody's Rating Category
                                            ---------------------------------------
Term to Maturity of Corporate Debt Security Aaa   Aa   A   Baa   Ba   B   Unrated(1)
------------------------------------------------------------------------------------
1 year or less............................. 109% 112% 115% 118% 137% 150%    250%
2 years or less (but longer than 1 year)... 115  118  122  125  146  160     250
3 years or less (but longer than 2 years).. 120  123  127  131  153  168     250
4 years or less (but longer than 3 years).. 126  129  133  138  161  176     250
5 years or less (but longer than 4 years).. 132  135  139  144  168  185     250
7 years or less (but longer than 5 years).. 139  143  147  152  179  197     250
10 years or less (but longer than 7 years). 145  150  155  160  189  208     250
15 years or less (but longer than 10 years) 150  155  160  165  196  216     250
20 years or less (but longer than 15 years) 150  155  160  165  196  228     250
30 years or less (but longer than 20 years) 150  155  160  165  196  229     250
Greater than 30 years...................... 165  173  181  189  205  240     250


    (1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for applicable Fund assets can be derived from other sources as well as combined with a number of sources, unrated fixed-income and convertible securities (which are securities that are not rated by any of Moody's, S&P or Fitch) are limited to 10% of discounted Moody's Eligible Assets. If a corporate debt security is not rated by any of Moody's, S&P or Fitch, the Fund will use the applicable percentage set forth under the column entitled "Unrated" in the table above. Ratings assigned by S&P or Fitch are generally accepted at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.


   The Moody's Discount Factors presented in the immediately preceding table will also apply to Moody's Eligible Assets that are FHLB, FNMA and FFCB Debentures and to rated TRACERs, whereby the ratings in the table will be applied to the underlying securities and the Market Value of each underlying security will be its proportionate amount of the Market Value of the TRACER. The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 110% for purposes of calculating the Discounted Value of such securities.


 (iii) Preferred stock (other than convertible preferred stock, which is subject to paragraph (i) above): The Moody's Discount Factor for preferred stock shall be (A) for preferred stocks issued by a utility, 155%; (B) for preferred stocks of industrial and financial issuers, 209%; and (C) for auction rate preferred stocks, 350%.



  (iv) Short-term instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation short-term corporate debt securities, Short Term Money Market Instruments and short-term municipal debt obligations, will be (A) 100%, so long as



--------------------------------------------------------------------------------

Glossary

--------------------------------------------------------------------------------

       such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period, or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash.


   (v) U.S. Government Securities and U.S. Treasury Strips: The percentage determined by reference to the remaining term to maturity of such asset, in accordance with the table set forth below.


                                            U.S. Government Securities U.S. Treasury Strips
Remaining Term to Maturity                       Discount Factor         Discount Factor
-------------------------------------------------------------------------------------------
1 year or less.............................            107%                    107%
2 years or less (but longer than 1 year)...            113                     115
3 years or less (but longer than 2 years)..            118                     121
4 years or less (but longer than 3 years)..            123                     128
5 years or less (but longer than 4 years)..            128                     135
7 years or less (but longer than 5 years)..            135                     147
10 years or less (but longer than 7 years).            141                     163
15 years or less (but longer than 10 years)            146                     191
20 years or less (but longer than 15 years)            154                     218
30 years or less (but longer than 20 years)            154                     244

  (vi) Rule 144A Securities: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act of 1933 within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act of 1933.

  (vii) Bank Loans: The Moody's Discount Factor applied to senior Bank Loans ("Senior Loans") shall be the percentage specified in the table below opposite such Moody's Loan Category:


                     Moody's Loan Category Discount Factor
                     -------------------------------------
                               A..........      118%
                               B..........       137
                               C..........       161
                               D..........       222
                               E..........       222


 (viii) Asset-backed and Mortgage-backed securities: The Moody's Discount Factor applied to asset-backed securities shall be 131%. The Moody's Discount Factor applied to collateralized mortgage obligations, planned amortization class bonds and targeted amortization class bonds shall be determined by reference to the weighted average life of the security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

Remaining Term to Maturity                  Cash Flow Retained Cash Flow Excluded
---------------------------------------------------------------------------------
3 years or less............................        133%               141%
7 years or less (but longer than 3 years)..        142                151
10 years or less (but longer than 7 years).        158                168
20 years or less (but longer than 10 years)        174                185


--------------------------------------------------------------------------------

Glossary

--------------------------------------------------------------------------------


   The Moody's Discount Factor applied to residential mortgage pass-throughs (including private-placement mortgage pass-throughs) shall be determined by reference to the coupon paid by such security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.


                Coupon     Cash Flow Retained Cash Flow Excluded
                ------------------------------------------------
                5%........        166%               173%
                6.........        162                169
                7.........        158                165
                8.........        154                161
                9.........        151                157
                10........        148                154
                11........        144                154
                12........        142                151
                13........        139                148
                adjustable        165                172


   The Moody's Discount Factor applied to fixed-rate pass-throughs that are not rated by Moody's and are serviced by a servicer approved by Moody's shall be determined by reference to the table in the following paragraph (relating to whole loans).

   The Moody's Discount Factor applied to whole loans shall be determined by reference to the coupon paid by such security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.


                Coupon     Cash Flow Retained Cash Flow Excluded
                ------------------------------------------------
                5%........        172%               179%
                6.........        167                174
                7.........        163                170
                8.........        159                165
                9.........        155                161
                10........        151                158
                11........        148                157
                12........        145                154
                13........        142                151
                adjustable        170                177



--------------------------------------------------------------------------------

Glossary

--------------------------------------------------------------------------------



  (ix) Municipal debt obligations: The Moody's Discount Factor applied to municipal debt obligations shall be the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:


Exposure Period             Aaa(1) Aa1   A1  Baa1 Other(2) (V)MIG-1(3) SP-1+(4) Unrated(5)
------------------------------------------------------------------------------------------
7 weeks....................  151%  159% 166% 173%   187%       136%      148%      225%
8 weeks or less but greater
  than seven weeks.........  154   161  168  176    190        137       149       231
9 weeks or less but greater
  than eight weeks.........  158   163  170  177    192        138       150       240

    (1) Moody's rating.

    (2) Municipal debt obligations not rated by Moody's but rated BBB by S&P.

    (3) Municipal debt obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

    (4) Municipal debt obligations not rated by Moody's but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.


    (5) Municipal debt obligations rated less than Baa3 or not rated by Moody's and less than BBB or not rated by S&P or Fitch, not to exceed 10% of Moody's Eligible Assets. Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for applicable Fund assets can be derived from other sources as well as combined with a number of sources, unrated fixed-income and convertible securities (which are securities that are not rated by any of Moody's, S&P or Fitch) are limited to 10% of discounted Moody's Eligible Assets. If a municipal debt obligation is not rated by any of Moody's, S&P or Fitch, the Fund will use the applicable percentage set forth under the column entitled "Unrated" in the table above. Ratings assigned by S&P or Fitch are generally accepted at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent.



  (x) Structured Notes: The Moody's Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Moody's Discount Factor determined in accordance with paragraph (ii) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Moody's Discount Factor in the table in paragraph (ii); and (B) in the case of an issuer that is the U.S. Government or an agency or instrumentality thereof, the Moody's Discount Factor determined in accordance with paragraph (v) under this definition.




   The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth above will be the percentage provided in writing by Moody's.

"Moody's Eligible Assets" means

   (i) cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1;

  (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated


--------------------------------------------------------------------------------

Glossary

--------------------------------------------------------------------------------

       at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

 (iii) U.S. Government Securities and U.S. Treasury Strips;

  (iv) Rule 144A Securities;

   (v) Senior Loans and other Bank Loans approved by Moody's;

  (vi) Corporate debt securities if (A) such securities are rated B3 or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P; (C) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E) such securities have been registered under the Securities Act of 1933 or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

       Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Fund) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.


  (vii) Convertible securities (including convertible preferred stock), provided that (A) the issuer of common stock must have a Moody's senior unsecured debt of B3 or better, or an S&P rating of CCC or better, (B) the common stocks must be traded on the New York Stock Exchange, American Stock Exchange, or NASDAQ, (C) dividends must be paid in U.S. dollars, (D) the portfolio of convertible bonds must be diversified as set forth in the table set forth below, (E) the company shall not hold shares exceeding the average weekly trading volume during the preceding month, and (F) synthetic convertibles are excluded from asset eligibility.



--------------------------------------------------------------------------------

Glossary

--------------------------------------------------------------------------------


                              Convertible Bonds
                          Diversification Guidelines
                          --------------------------
                               Maximum Single Maximum Single Maximum Single
    Type                        Issuer (%)(1)   Industry (%)   State (%)(1)
    -----------------------------------------------------------------------
    Utility...................       4              50              7(2)
    Other.....................       6              20            n/a

    (1) Percentage represent a portion of the aggregate market value and number of outstanding shares of the convertible stock portfolio.


    (2) Utility companies operating in more than one state should be diversified according to the state in which they generate the largest part of their revenues. Publicly available information on utility company revenues by state is available from the Uniform Statistical Report (USR) or the Federal Energy Regulation Commission (FERC).



 (viii) Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange or the NASDAQ, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible); provided, however, that convertible preferred stock shall be treated as convertible securities in accordance with paragraph (vii) above. In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;


   (ix)Asset-backed and mortgage-backed securities:

      (A) Asset-backed securities if (1) such securities are rated at least Aa3 by Moody's or at least AA by S&P, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities outstanding at the time of purchase of the securities by the Fund and (3) the expected average life of the securities is not greater than 4 years;

      (B) Collateralized mortgage obligations ("CMOs"), including CMOs with interest rates that float at a multiple of the change in the underlying index according to a pre-set formula, provided that any CMO held by the Fund (1) has been rated Aaa by Moody's or AAA by S&P,
          (2) does not have a coupon which floats inversely, (3) is not portioned as an interest-only or principal-only strip and (4) is part of an issuance that had an original issue size of at least $100 million;

      (C) Planned amortization class bonds ("PACs") and targeted amortization class bonds ("TACs") provided that such PACs or TACs are (1) backed by certificates of either the Federal National Mortgage Association ("FNMA"), the Government National Mortgage


--------------------------------------------------------------------------------

Glossary

--------------------------------------------------------------------------------

          Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") representing ownership in single-family first lien mortgage loans with original terms of 30 years, (2) part of an issuance that had an original issue size of at least $10 million, (3) part of PAC or TAC classes that have payment priority over other PAC or TAC classes, (4) if TACs, TACs that do not support PAC classes, and (5) if TACs, not considered reverse TACs (i.e., do not protect against extension risk);

      (D) Consolidated senior debt obligations of Federal Home Loan Banks ("FHLBs"), senior long-term debt of the FNMA, and consolidated systemwide bonds and FCS Financial Assistance Corporation Bonds of Federal Farm Credit Banks ("FFCBs") (collectively, "FHLB, FNMA and FFCB Debentures"), provided that such FHLB, FNMA and FFCB Debentures are (1) direct issuance corporate debt rated Aaa by Moody's, (2) senior debt obligations backed by the FHLBs, FFCBs or FNMA, (3) part of an issue entirely denominated in U.S. dollars and (4) not callable or exchangeable debt issues;

      (E) Mortgage pass-throughs rated at least Aa by Moody's and pass-throughs issued prior to 1987 (if rated AA by S&P and based on fixed-rate mortgage loans) by Travelers Mortgage Services, Citicorp Homeowners, Citibank, N.A., Sears Mortgage Security or RFC--Salomon Brothers Mortgage Securities, Inc., provided that (1) certificates must evidence a proportional, undivided interest in specified pools of fixed or adjustable rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties and (2) the securities are publicly registered (not issued by FNMA, GNMA or FHLMC);

      (F) Private-placement mortgage pass-throughs provided that (1) certificates represent a proportional undivided interest in specified pools of fixed-rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties, (2) documentation is held by a trustee or independent custodian, (3) pools of mortgage loans are serviced by servicers that have been approved by FNMA or FHLMC and funds shall be advanced to meet deficiencies to the extent provided in the pooling and servicing agreements creating such certificates, and (4) pools have been rated Aa or better by Moody's; and

      (G) Whole loans (e.g., direct investments in mortgages) provided that (1) at least 65% of such loans (a) have seasoning of no less than 6 months, (b) are secured by single-family detached residences, (c) are owner-occupied primary residences, (d) are secured by a first-lien, fully-documented mortgage, (e) are neither currently delinquent (30 days or more) nor delinquent during the preceding year, (f) have loan-to-value ratios of 80% or below, (g) carry normal hazard insurance and title insurance, as well as special hazard insurance, if applicable, (h) have original terms to maturity not greater than 30 years, with at least one year remaining to maturity, (i) have a minimum of $10,000 remaining principal balance, (j) for loans underwritten after January 1, 1978, FNMA and/or FHLMC forms are used for fixed-rate loans, and (k) such loans are whole loans and not participations; (2) for loans that do not satisfy the requirements set forth in the foregoing clause (1), (a) non-owner occupied properties represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (b) multi-family properties (those with five or more units) represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (c) condominiums represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and any condominium project must be 80% occupied at the time the loan is originated, (d) properties with loan-to-value ratios exceeding 80% represent no greater than 25% of the aggregate of either the


--------------------------------------------------------------------------------

Glossary

--------------------------------------------------------------------------------

          adjustable-rate pool or the fixed-rate pool and the portion of the mortgage on any such property that exceeds a loan-to-value ratio of 80% is insured with Primary Mortgage Insurance from an insurer rated at least Baa3 by Moody's and (e) loan balances in excess of the current FHLMC limit plus $75,000 represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, loan balances in excess of $350,000 represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and loan balances in excess of $1,000,000 represent no greater than 5% of the aggregate of either the adjustable-rate pool or the fixed-rate pool; (3) no greater than 5% of the pool of loans is concentrated in any one zip code; (4) the pool of loans contains at least 100 loans or $2 million in loans per servicer; (5) for adjustable-rate mortgages ("ARMs"), (a) any ARM is indexed to the National Cost of Funds index, the 11th District Cost of Funds index, the 1-year Treasury or the 6-month Treasury, (b) the margin over the given index is between 0.15% and 0.25% for either cost-of-funds index and between 0.175% and 0.325% for Treasuries, (c) the maximum yearly interest rate increase is 2%, (d) the maximum life-time interest rate increase is 6.25% and (e) ARMs may include Federal Housing Administration and Department of Veterans Affairs loans; (6) for "teaser" loans, (a) the initial discount from the current ARM market rate is no greater than 2%, (b) the loan is underwritten at the market rate for ARMs, not the "teaser" rate, and (c) the loan is seasoned six months beyond the "teaser" period.

   (x) Any municipal debt obligation that (A) pays interest in cash, (B) does not have a Moody's rating, as applicable, suspended by Moody's, and (C) is part of an issue of municipal debt obligations of at least $5,000,000, except for municipal debt obligations rated below A by Moody's, in which case the minimum issue size is $10,000,000;

  (xi) Structured Notes and rated TRACERs; and

 (xii) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the Fund of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the APS.

In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

                      Maximum Single Maximum Single Minimum Issue Size
          Ratings(1)    Issuer(2)(3) Industry(3)(4)  ($ in million)(5)
          ------------------------------------------------------------
          Aaa........      100%           100%             $100
          Aa.........       20             60               100
          A..........       10             40               100
          Baa........        6             20               100
          Ba.........        4             12                50(6)
          B1-B2......        3              8                50(6)
          B3 or below        2              5                50(6)

(1) Refers to the preferred stock and senior debt rating of the portfolio holding.

(2) Companies subject to common ownership of 25% or more are considered as one issuer.

(3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(4) Industries are determined according to Moody's Industry Classifications, as defined herein.


--------------------------------------------------------------------------------

Glossary

--------------------------------------------------------------------------------


(5) Except for preferred stock, which has a minimum issue size of $50 million.

(6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.

Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the APS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it (i) has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of APS Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement, or
(ii) has been segregated against obligations of the Fund in connection with an outstanding derivative transaction.

"Moody's Exposure Period" means the period commencing on a given Valuation Date and ending 49 days thereafter.

"Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the APS):

    1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

    2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

    3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

    4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

    5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development


--------------------------------------------------------------------------------

Glossary

--------------------------------------------------------------------------------


    6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulfur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

    7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of:
       Glass, Metal, Paper, Plastic, Wood or Fiberglass

    8. Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

    9. Diversified/Conglomerate Manufacturing

   10. Diversified/Conglomerate Service

   11. Diversified Natural Resources, Precious Metals and Minerals:
       Fabricating, Distribution

   12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

   13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

   14. Finance: Investment Brokerage, Leasing, Syndication, Securities

   15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

   16. Grocery: Grocery Stores, Convenience Food Stores

   17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

   18. Home and Office Furnishings, Housewares, and Durable Consumer Products:
       Carpets, Floor Coverings, Furniture, Cooking, Ranges

   19. Hotels, Motels, Inns and Gaming

   20. Insurance: Life, Property and Casualty, Broker, Agent, Surety

   21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

   22. Machinery (Non-Agricultural, Non-Construction, Non-Electronic):
       Industrial, Machine Tools, Steam Generators

   23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing


--------------------------------------------------------------------------------

Glossary

--------------------------------------------------------------------------------


   24. Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

   25. Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

   26. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

   27. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

   28. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

   29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

   30. Personal Transportation: Air, Bus, Rail, Car Rental

   31. Utilities: Electric, Water, Hydro Power, Gas

   32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies


The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Fund's independent accountant and Moody's, to the extent the Fund considers necessary.


"Moody's Loan Category" means the following five categories (and, for purposes of this categorization, the Market Value of a Moody's Eligible Asset trading at par is equal to $1.00):

   (i) "Moody's Loan Category A" means Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.90.

  (ii) "Moody's Loan Category B" means: (A) Performing Senior Loans which have a Market Value or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

 (iii) "Moody's Loan Category C" means: (A) Performing Senior Loans which have a Market Value or an Approved Price of greater than or equal to $0.70 but less than $0.80; and (B) non-Performing Senior Loans which have a Market Value or an Approved Price of greater than or equal to $0.75 but less than $0.85.

  (iv) "Moody's Loan Category D" means Senior Loans which have a Market Value or an Approved Price less than $0.75.

   (v) "Moody's Loan Category E" means non-Senior Loans which have a Market Value or an Approved Price.


--------------------------------------------------------------------------------

Glossary

--------------------------------------------------------------------------------


Notwithstanding any other provision contained above, for purposes of determining whether a Moody's Eligible Asset falls within a specific Moody's Loan Category, to the extent that any Moody's Eligible Asset would fall in more than one of the Moody's Loan Categories, such Moody's Eligible Asset shall be deemed to fall into the Moody's Loan Category with the lowest applicable Moody's Discount Factor.

"NACM" means Nicholas-Applegate Capital Management LLC.

"NAV" has the meaning specified under "Net asset value" in this Prospectus.

"1940 Act" means the Investment Company Act of 1940, and the regulations thereunder, each as amended from time to time.

"1940 Act APS Asset Coverage" has the meaning specified under "Rating agency guidelines" in this Prospectus.

"1940 Act Cure Date" has the meaning specified under "Description of APS--Asset Maintenance--1940 Act APS Asset Coverage" in this Prospectus.

"Non-Call Period" has the meaning set forth in the definition of "Specific Redemption Provisions" below.

"Non-Payment Period" has the meaning specified under "Description of APS--Dividends--Non-Payment Period; Late Charge" in this Prospectus.

"Non-Payment Period Rate" has the meaning specified under "Description of APS--Dividends--Non-Payment Period; Late Charge" in this Prospectus.

"Normal Dividend Payment Date" has the meaning specified under "Description of APS--Dividends--General" in this Prospectus.

"Notice of Revocation" has the meaning specified under "Description of APS--Dividends--Notification of Dividend Period" in this Prospectus.

"Notice of Special Dividend Period" has the meaning specified under "Description of APS Dividends--Notification of Dividend Period" in this Prospectus.

"NYSE Close" has the meaning set forth under "Net asset value" in this Prospectus.

"Optional Redemption Price" has the meaning specified under "Description of APS--Redemption--Optional Redemption" in this Prospectus.

"Order" has the meaning specified under "Description of APS--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Performing" means with respect to any asset that is a Bank Loan or other debt, the issuer of such investment is not in default of any payment obligations in respect thereof.


--------------------------------------------------------------------------------

Glossary

--------------------------------------------------------------------------------


"Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional APS.

"Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring APS (or, in the case of an Existing Holder, additional APS).

"Preferred Shares" means preferred shares of beneficial interest of the Fund, and includes the APS.

"Premium Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions" below.


"Pricing Service" means any pricing service designated by the Board of Trustees of the Fund and approved by Moody's for purposes of determining whether the Fund has Eligible Assets with an aggregate Discounted Value that equals or exceeds the APS Basic Maintenance Amount.


"Rating Agency" means a nationally recognized statistical rating organization.

"Reference Rate" means the applicable "AA" Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

"REITs" means real estate investment trusts.

"Representatives" has the meaning specified under "Underwriting" in this Prospectus.

"Request for Special Dividend Period" has the meaning specified under "Description of APS--Dividends--Notification of Dividend Period" in this Prospectus.

"Response" has the meaning specified under "Description of APS--Dividends--Notification of Dividend Period" in this Prospectus.

"Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund.

"S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

"Sell Order" has the meaning specified under "Description of APS--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.


"Senior Loans" has the meaning set forth in paragraph (vii) of the definition of "Moody's Discount Factor."



--------------------------------------------------------------------------------

Glossary

--------------------------------------------------------------------------------


"7-Day Dividend Period" has the meaning specified under "Prospectus summary--Dividends on APS" in this Prospectus.

"Shareholder Servicing Agreement" has the meaning specified under "Shareholder servicing agent, custodian and transfer agents" in this Prospectus.

"Short Term Dividend Period" has the meaning specified under "Prospectus summary--Dividends on APS" in this Prospectus.

"Short Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days (or 270 days for instruments rated at least Aaa for purposes of determining Moody's Eligible Assets):

   (i) commercial paper rated either F-1 by Fitch or A-1 by S&P if such commercial paper matures in 30 days or P-1 by Moody's and either F-1+ by Fitch or A-1+ by S&P if such commercial paper matures in over 30 days;


  (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of, (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);


 (iii) overnight funds;

  (iv) U.S. Government Securities; and

   (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on each Valuation Date of at least P-1 from Moody's and either F-1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A-2 and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F-1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more


--------------------------------------------------------------------------------

Glossary

--------------------------------------------------------------------------------

       than one Business Day from the date of purchase or other acquisition by the Fund); and provided further, that the interest receivable by the Fund shall not be subject to any withholding or similar taxes.

"Special Dividend Period" has the meaning specified under "Prospectus summary--Dividends on APS" in this Prospectus.

"Specific Redemption Provisions" means, with respect to a Special Dividend Period either, or both, of (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the APS subject to such Special Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the APS subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000, plus accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption, plus a premium expressed as a percentage or percentages of $25,000, as determined by the Board of Trustees of the Fund after consultation with the Auction Agent and the Broker-Dealers.

"Structured Notes" means privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market (an "embedded index"), such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting bonds.

"Submission Deadline" has the meaning specified under "Description of APS--Auction Procedures--Submission of Orders by Broker-Dealers to Auction Agent" in this Prospectus.

"Submitted Bid" has the meaning specified under "Description of APS--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this Prospectus.

"Submitted Hold Order" has the meaning specified under "Description of APS--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this Prospectus.

"Submitted Order" has the meaning specified under "Description of APS--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this Prospectus.

"Submitted Sell Order" has the meaning specified under "Description of APS--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this Prospectus.

"Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.


"Substitute Rating Agency" means a Rating Agency selected by UBS Warburg LLC or its affiliates and successors, after consultation with the Fund, to act as the substitute Rating Agency to determine the credit ratings of the APS.



"Sufficient Clearing Bids" has the meaning set forth in Subsection 11.10(d)(i) of the Auction Procedures.


"TRACERs" means traded custody receipts representing direct ownership in a portfolio of underlying securities.


--------------------------------------------------------------------------------

Glossary

--------------------------------------------------------------------------------


"Treasury Bill" means a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

"Treasury Bonds" means United States Treasury Bonds or Notes.

"Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Securities selected by the Fund.

"Underwriters" has the meaning specified under "Prospectus summary--The Offering" in this Prospectus.

"U.S. Government Securities" means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

"U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

"U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

"Valuation Date" has the meaning specified under "Description of APS--Asset Maintenance--APS Basic Maintenance Amount" in this Prospectus.

"Volatility Factor" means 1.89.

"Winning Bid Rate" has the meaning specified under "Description of APS--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this Prospectus.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Appendix A

DESCRIPTION OF SECURITIES RATINGS

The Fund's investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by NACM to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by NACM.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by NACM.

Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

Following is a description of Moody's and S&P's rating categories applicable to debt securities.

Moody's Investors Service, Inc.

Corporate and Municipal Bond Ratings
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


--------------------------------------------------------------------------------

Appendix A

--------------------------------------------------------------------------------


B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on


--------------------------------------------------------------------------------

Appendix A

--------------------------------------------------------------------------------

funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's

Issue Credit Rating Definitions
A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


--------------------------------------------------------------------------------

Appendix A

--------------------------------------------------------------------------------


The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment Grade
AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.


--------------------------------------------------------------------------------

Appendix A

--------------------------------------------------------------------------------


CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


--------------------------------------------------------------------------------

Appendix A

--------------------------------------------------------------------------------


B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.


--------------------------------------------------------------------------------

[LOGO] PIMCO
ADVISORS

        The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                   SUBJECT TO COMPLETION - DATED, MAY 16, 2003


                  NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                     , 2003

        Nicholas-Applegate Convertible & Income Fund (the "Fund") is a recently organized, diversified closed-end management investment company.


        This Statement of Additional Information relating to auction preferred shares of the Fund ("APS") is not a prospectus, and should be read in conjunction with the Fund's prospectus relating to the APS dated , 2003 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing APS, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling
(800) 331-1710. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS


USE OF PROCEEDS..........................................................    3
INVESTMENT OBJECTIVE AND POLICIES........................................    3
INVESTMENT RESTRICTIONS..................................................   38
MANAGEMENT OF THE FUND...................................................   41
INVESTMENT MANAGER AND PORTFOLIO MANAGER.................................   51
PORTFOLIO TRANSACTIONS...................................................   57
DISTRIBUTIONS............................................................   59
DESCRIPTION OF SHARES....................................................   59
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST...........   61
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND.................   63
TAX MATTERS..............................................................   65
PERFORMANCE RELATED AND COMPARATIVE INFORMATION..........................   73
CUSTODIAN, TRANSFER AGENTS AND DIVIDEND PAYING AGENT.....................   73
INDEPENDENT ACCOUNTANTS..................................................   74
COUNSEL..................................................................   74
REGISTRATION STATEMENT...................................................   74
FINANCIAL STATEMENTS.....................................................   75
APPENDIX A - AUCTION PROCEUDRES..........................................  A-1
APPENDIX B - SETTLEMENT PROCEDURES.......................................  B-1


            This Statement of Additional Information is dated , 2003.

                                 USE OF PROCEEDS


        The net proceeds of the offering of APS of the Fund will be approximately $ 519,225,000 after payment of offering costs and the sales load.


        Pending investment in convertible securities, non-convertible income-producing securities and other securities that meet the Fund's investment objective and policies, it is anticipated that the net proceeds of the offering will be invested in high grade, short-term securities, credit-linked trust certificates, and/or high yield securities index futures contracts or similar derivative instruments designed to give the Fund market exposure while specific securities are selected.

                        INVESTMENT OBJECTIVE AND POLICIES

        The investment objective and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

CONVERTIBLE SECURITIES

        The Fund may invest without limit in convertible securities, and these securities will ordinarily constitute a principal component of the Fund's investment program. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. Convertible securities have general characteristics similar to both debt and equity securities.

        A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer's convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer's balance sheet. See "-High Yield Securities" below.

        Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

        The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

        If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

SYNTHETIC CONVERTIBLE SECURITIES

        Nicholas-Applegate Capital Management LLC ("NACM"), the Fund's portfolio manager, may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

        More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when NACM believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

        A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

        The Fund may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the investment.

        The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 50% of its assets in convertible securities and 80% of its total assets in a diversified portfolio of convertible and non-convertible income-producing securities.

HIGH YIELD SECURITIES

        As described under "The Fund's investment objective and strategies" in the Prospectus, the Fund may invest without limit in securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P"), or in securities that are unrated but judged to be of comparable quality by NACM, and expects that ordinarily NACM's portfolio strategies will result in the Fund investing primarily in these securities. These securities are sometimes referred to as "high yield" securities or "junk bonds."

        Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

        High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. NACM seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

        The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NACM's research and analysis when investing in high yield securities. NACM seeks to minimize the risks of investing through in-depth credit analysis and attention to current developments in interest rates and market conditions.

        A general description of the ratings of securities by Moody's and S&P is set forth in Appendix A to the Prospectus. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NACM does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

        The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or NACM downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NACM may consider such factors as NACM's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

FOREIGN (NON-U.S.) SECURITIES

        The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries. For this purpose, foreign securities include, but are not limited to, foreign convertible securities and non-convertible income-producing securities, foreign equity securities (including preferred securities of foreign issuers), foreign bank obligations, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. American Depository Receipts ("ADRs") or securities guaranteed by a United States person are not treated as securities of foreign issuers for purposes of the 20% limitation above, although Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign issuers are so treated.

        ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

        Other foreign securities in which the Fund may invest include Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and, to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

        The Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

        Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (although the Fund may invest only in U.S. dollar-denominated securities) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the "residual risk").

        Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

        Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

        Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.

        Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

CORPORATE BONDS

        The Fund may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries, including corporate debt securities of foreign issuers in accordance with the Fund's investment objective and policies as described in the Prospectus. See "--Foreign (Non-U.S.) Securities" above. The Fund may also invest without limit in corporate bonds that are below investment grade quality. See "--High Yield Securities" above.

        The Fund's investments in corporate bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the Statement of Additional Information, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation risk, liquidity risk, smaller company risk and management risk.

COMMERCIAL PAPER

        Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund's investment objective and policies, including unrated commercial paper for which NACM has made a credit quality assessment. See Appendix A to the Prospectus for a description of the ratings assigned by Moody's and S&P to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

PREFERRED STOCK

        Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. The Fund's investments in preferred stocks typically will be convertible securities, although the Fund may also invest in non-convertible preferred stocks.

        As described below, the Fund may invest in preferred stocks that pay fixed or adjustable rates of return. The value of a company's preferred stock may fall as a result of factors relating directly to that company's products or services. A preferred stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

        Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

        Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

INVESTMENTS IN EQUITY SECURITIES

        Consistent with its investment objective, the Fund may hold or have exposure to equity securities. The Fund will often have substantial exposure to equity securities by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may also hold equity securities in its portfolio upon conversion of a convertible security or through direct investment in preferred stocks. Equity securities, such as common stock, generally represent an ownership interest in a company. Although equity securities have historically generated higher average returns than debt securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund or to which the Fund is otherwise exposed.

DERIVATIVE INSTRUMENTS

        In pursuing its investment objective, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate, securities and index futures contracts and purchase and sell options on such futures contracts ("futures options") to add leverage to the portfolio or as part of its overall investment strategy. The Fund also may enter into swap agreements with respect to interest rates, securities indexes and other assets and measures of risk or return. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, the Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective.

        The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of NACM to forecast interest rates and other economic factors correctly. If NACM incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

        The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If NACM incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

        Warrants to Purchase Securities. The Fund may invest in warrants to purchase debt securities or equity securities. A warrant to purchase equity securities is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. Such a warrant may have a life ranging from less than a year to twenty years or longer, but the warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed an equity security warrant's exercise price during the life of the warrant, the warrant will expire worthless. Equity security warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

        Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

        Options on Securities and Indexes. The Fund may purchase and sell both put and call options on securities or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer. The Fund may also use options on swap agreements (see "Swap Agreements" below)

        An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

        The Fund will write call options and put options only if they are "covered." In the case of a call option on a debt obligation or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or
(ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees.

        If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

        The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

        The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

        The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

        Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

        During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

        There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

        If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

        Futures Contracts and Options on Futures Contracts. The Fund may invest in interest rate futures contracts and options thereon ("futures options"). The Fund may also purchase and sell futures contracts on high yield and other securities (to the extent they are available) and U.S. Government and agency securities as well as on indexes of high yield and other securities, as well as purchase put and call options on such futures contracts.

        A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded in the future.

        The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

        To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Fund avoids being deemed a "commodity pool" or a "commodity pool operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's debt obligations or the price of the debt obligations that the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

        The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.

        When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

        The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

        Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

        The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

        Limitations on Use of Futures and Futures Options. As noted above, the Fund generally intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in the money," would exceed 5% of the Fund's liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered. A call option is "in the money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

        When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

        When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

        When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

        When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

        To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

        The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Matters."

        Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

        Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

        Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

        There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

        Additional Risks of Options on Securities, Futures Contracts and Options on Futures Contracts. Options on securities, futures contracts and options on futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. The Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

        Swap Agreements. The Fund may enter into swap agreements with respect to interest rates, indexes of securities and other assets or measures of risk or return. The Fund may also enter into options on swap agreements ("swaptions"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may use interest rate caps, floors and collars in connection with its leveraging strategies. See "--Certain Interest Rate Transactions" below. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write
(sell) and purchase put and call swaptions.

        The Fund may have exposure to credit default swaps through investments in credit-linked trust certificates. In connection with such investments, the Fund would be in the position of a seller of a credit default swap contract because the trust that issues the certificates would be selling one or more credit default swap contracts. The seller of a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the trust issuing the certificates receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. The trust in turn passes the stream of payments along to the holders of the certificates it has issued. If no default or other triggering event occurs, the trust, and thus the Fund, would keep the stream of payments and would have no payment obligations. In connection with its investments in credit-linked trust certificates, the Fund is therefore subject to credit risk relating to the counterparty to any credit default swap contract entered into by the trust and also the issuer and/or any guarantor of any referenced debt obligation.

        Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund may use swap agreements to add leverage to the portfolio. The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities and borrowings.

        Whether the Fund's use of swap agreements or swaptions will be successful in furthering its investment objective will depend on NACM's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

        Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

        Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA.

        Certain Interest Rate Transactions. As described above, the Fund may enter into interest rate swaps and caps. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund's variable rate payment obligation on the APS or any other preferred shares of beneficial interest that the Fund may issue or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the common shares of the Fund ("Common Shares") as a result of the Fund's investments and capital structure, and may also use these instruments for other hedging purposes.

BANK OBLIGATIONS

        Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

        The Fund may invest up to 20% of its total assets in U.S. dollar-denominated obligations of foreign banks. Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "--Foreign (Non-U.S.) Securities" above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

LOAN PARTICIPATIONS AND ASSIGNMENTS

        The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service. Given the current structure of the markets for loan participations and assignments, the Fund expects to treat these securities as illiquid.

        A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

        A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

        Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

        The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

         The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

        Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what NACM believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of funds or assets.

        Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on NACM's research in an attempt to avoid situations where fraud or misrepresentations could adversely affect the Fund.

ZERO-COUPON BONDS, STEP-UPS AND PAYMENT-IN-KIND SECURITIES

        Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

REAL ESTATE INVESTMENT FUNDS ("REITS")

        REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

        Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

        REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

        REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

        The Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of NACM to forecast interest rates and other economic factors correctly. See "--Mortgage Pass-Through Securities" below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See "--Collateralized Mortgage Obligations ("CMOs")" below.

        Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

        Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (the "GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

        The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

        Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the "FNMA") or the Federal Home Loan Mortgage Corporation (the "FHLMC"). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

        Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

        FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

        Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in NACM's opinion are illiquid if, as a result, more than 5% of the value of the Fund's total assets (taken at market value at the time of investment) will be invested in illiquid securities.

        Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions (see "Investment Restrictions") by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

        Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

        CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

        In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds (the "Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (the "Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

        CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

        FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

        If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

        Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

        Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

        CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

        The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "--Stripped Mortgage-Backed Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

        CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities. As used in this Statement of Additional Information, the term CMO residual does not include residual interests in real estate mortgage investment conduits.

        Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

        SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

        Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

        Other Asset-Backed Securities. Similarly, NACM expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates ("EETCs") and Certificates for Automobile ReceivablesSM ("CARS(SM)").

        Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to insure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than corporate bonds.

        CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

        Consistent with the Fund's investment objective and policies, NACM also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

OTHER INVESTMENT COMPANIES


        The Fund may invest in securities of open-or closed-end investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. In general, under the 1940 Act, an investment company such as the Fund may not (i) invest more than 10% of its total assets in securities of other registered investment companies, (ii) own more than 3% of the outstanding voting securities of any one registered investment company, or (iii) invest more than 5% of its total assets in the securities of any single registered investment company. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or APS, during periods when there is a shortage of attractive convertible securities and non-convertible income-producing securities available in the market, or when NACM believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by NACM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management fees with respect to assets so invested. Holders of the Common Shares (the "Common Shareholders") would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. NACM will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available convertible securities and non-convertible income-producing securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. As described in the Prospectus in the section entitled "Risks--Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.


VARIABLE AND FLOATING RATE SECURITIES

        Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

        The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

        The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

EVENT-LINKED BONDS

        The Fund may invest in "event-linked bonds." Event-linked bonds, which are sometimes referred to as "catastrophe bonds," are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

        Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

U.S. GOVERNMENT SECURITIES

        U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See "--Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities" above. Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

        The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

        When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

        When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

BORROWING AND RELATED STRATEGIES

        The Fund may borrow money or issue other senior securities representing indebtedness (hereinafter referred to collectively as borrowings) to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. The Fund may from time to time borrow for investment purposes or to add leverage to the portfolio. However, borrowing for leveraging purposes will generally be used as a substitute for, rather than in addition to, any leverage obtained through the issuance of the APS. The Fund may also borrow in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

        Borrowings may include the issuance of notes, commercial paper or other evidences of indebtedness. The Fund may secure any borrowings by mortgaging, pledging or otherwise granting a security interest in the Fund's assets. The terms of any borrowings will be subject to the provisions of any credit agreements related to the borrowings and, to the extent that the Fund seeks a rating for the borrowings, any additional guidelines imposed by any rating agency that is rating the borrowings. Credit agreement provisions and rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. Any credit agreement to which the Fund may become subject may include customary limits on the Fund's ability to (i) incur additional debt or issue preferred shares of beneficial interest (such as the APS) without approval of the lenders, (ii) incur liens or pledge portfolio securities, (iii) incur obligations under derivative instruments, and (iv) change its investment objective or fundamental investment restrictions without the approval of lenders. The rights of lenders to receive payments of interest on and repayments of principal of any borrowings made by the Fund under any commercial paper program, liquidity facility, credit facility or other evidence of indebtedness may be senior to the rights of holders of preferred shares of beneficial interest (including the APS) ("Preferred Shareholders") with respect to the payment of dividends or upon liquidation.

        Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount. If the Fund borrows, it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the Preferred Shareholders to elect a majority of the Trustees of the Fund.

        As described elsewhere in this section, the Fund also may enter into certain transactions involving derivative instruments, although the Fund's exposure to certain derivative instruments will be limited by the Fund's 5% limit on illiquid investments to the extent they are determined to be illiquid. The Fund may enter into these transactions, as well as utilize reverse repurchase agreements (see below), in order to add leverage to the portfolio. See "The Fund's investment objective and strategies," and "Risks - Leverage Risk" in the Prospectus. The Fund may (but is not required to) cover its commitment under these instruments by the segregation of assets determined to be liquid by NACM in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, or by entering into offsetting transactions or owning positions covering its obligations. In that case, the instruments will not be considered "senior securities" under the 1940 Act for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of APS.

        Any borrowing in which the Fund engages will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

REVERSE REPURCHASE AGREEMENTS

        The Fund may utilize reverse repurchase agreements, generally as a substitute for, rather than in addition to, the leverage obtained through the issuance of APS. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

        Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

        The Fund may (but is not required to) segregate assets determined to be liquid by NACM in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to the Fund's limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Fund's total assets.

SHORT SALES

        The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

        When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

        If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

        To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could theoretically be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

ILLIQUID SECURITIES

        The Fund may invest up to 5% of its total assets in securities which are illiquid at the time of investment. The term "illiquid securities" for this purpose is determined using the SEC's standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that NACM has determined to be liquid under procedures approved by the Board of Trustees).

        Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

PORTFOLIO TRADING AND TURNOVER RATE

        Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NACM believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

        A change in the securities held by the Fund is known as "portfolio turnover." NACM manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the Fund, the higher the transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

        The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

SECURITIES LOANS

        Subject to the Fund's "Investment Restrictions" listed below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by NACM to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

PARTICIPATION ON CREDITORS COMMITTEES

        The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when NACM believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

SHORT-TERM INVESTMENTS / TEMPORARY DEFENSIVE STRATEGIES

        Upon NACM's recommendation, for temporary defensive purposes and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in investments (other than convertible securities and non-convertible income-producing securities in which the Fund ordinarily invests), such as high grade, short-term debt instruments. Such investments may prevent the Fund from achieving its investment objective.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

        Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest of the Fund (including the APS) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest of the Fund (including the APS) voting as a separate class:

                (1) Concentrate its investments in a particular "industry," as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

                (2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

                (3) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

                (4) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

                (5) Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

                (6) Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

                (7) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

        Currently under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount.

        Currently under the 1940 Act, the Fund may generally not lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company which owns all of the outstanding securities of the Fund, except directors' and qualifying shares.

        For purposes of the foregoing, "majority of the outstanding," when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

        Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by NACM to be of comparable quality), or change in the percentage of the Fund's total assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until NACM determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, NACM will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

        Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

        The Fund would be deemed to "concentrate" in a particular industry if it invested 25% or more of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

        The Fund may not change its policy to invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities unless it provides shareholders with notice of such change if and to the extent required by the 1940 Act and the rules thereunder.

        To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by NACM to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of the APS. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment.

        The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

        It is a condition of the issuance of the APS that they be issued with a credit quality rating of "Aaa" from Moody's. In order to obtain and maintain the required rating, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's ability to achieve its investment objective. Moody's receives fees in connection with their ratings issuances.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

        The business of the Fund is managed under the direction of the Fund's Board of Trustees. Subject to the provisions of the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), its Second Amended and Restated Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers.

        The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their terms of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

                              Independent Trustees*


                                                                                                           NUMBER OF
                                                                                                         PORTFOLIOS IN    OTHER
                                         TERM OF OFFICE                                                   FUND COMPLEX DIRECTORSHIPS
NAME, ADDRESS             POSITION(s)    AND LENGTH OF   PRINCIPAL OCCUPATION(s) DURING THE PAST          OVERSEEN BY     HELD BY
  AND AGE                HELD WITH FUND    TIME SERVED                   5 YEARS                           TRUSTEE        TRUSTEE
Paul Belica              Trustee         Since           Trustee, Fixed Income SHares, PIMCO Corporate       15             None.
Age 81                                   inception       Opportunity Fund, PIMCO Corporate Income Fund,
                                         (February,      PIMCO High Income Fund, PIMCO Municipal Income
                                         2003).          Fund, PIMCO California Municipal Income Fund,
                                                         PIMCO New York Municipal Income Fund, PIMCO
                                                         Municipal Income Fund II, PIMCO California
                                                         Municipal Income Fund II, PIMCO New York
                                                         Municipal Income Fund II, PIMCO Municipal
                                                         Income Fund III, PIMCO California Municipal
                                                         Income Fund III, PIMCO New York Municipal
                                                         Income Fund III and Nicholas-Applegate
                                                         Convertible & Income Fund; Manager, Stratigos
                                                         Fund, LLC, Whistler Fund, LLC, Xanthus Fund,
                                                         LLC and Wynstone Fund, LLC; Director, Student
                                                         Loan Finance Corp., Education Loans, Inc.,
                                                         Goal Funding, Inc., Goal Funding II, Inc.,
                                                         Surety Loan Funding, Inc.; formerly, Advisor,
                                                         Salomon Smith Barney Inc.; Director, Central
                                                         European Value Fund, Inc., Deck House Inc.,
                                                         The Czech Republic Fund, Inc., Surety Loan
                                                         Funding, Inc.

Robert E. Connor         Trustee         Since           Trustee, Fixed Income SHares, PIMCO Corporate       16             None.
Age 68                                   inception       Opportunity Fund, PIMCO Corporate Income Fund,
                                         (February,      PIMCO High Income Fund, PIMCO Municipal Income
                                         2003).          Fund, PIMCO California Municipal Income Fund,
                                                         PIMCO New York Municipal Income Fund, PIMCO
                                                         Municipal Income Fund II, PIMCO California
                                                         Municipal Income Fund II, PIMCO New York
                                                         Municipal Income Fund II, PIMCO Municipal
                                                         Income Fund III, PIMCO California Municipal
                                                         Income Fund III, PIMCO New York Municipal
                                                         Income Fund III and Nicholas-Applegate
                                                         Convertible & Income Fund; Director, Municipal
                                                         Advantage Fund, Inc.; Corporate Affairs
                                                         Consultant; formerly, Senior Vice President,
                                                         Corporate Office, Salomon Smith Barney Inc.


                                                                                                           NUMBER OF
                                                                                                         PORTFOLIOS IN    OTHER
                                         TERM OF OFFICE                                                   FUND COMPLEX DIRECTORSHIPS
NAME, ADDRESS             POSITION(s)    AND LENGTH OF   PRINCIPAL OCCUPATION(s) DURING THE PAST          OVERSEEN BY     HELD BY
  AND AGE                HELD WITH FUND    TIME SERVED                   5 YEARS                           TRUSTEE        TRUSTEE
John J. Dalessandro II*  Trustee         Since           President and Director, J.J. Dalessandro II         13             None.
Age 65                                   inception       Ltd., registered broker-dealer and member of
                                         (February,      the New York Stock Exchange; Trustee, PIMCO
                                         2003).          Corporate Opportunity Fund, PIMCO Corporate
                                                         Income Fund, PIMCO High Income Fund, PIMCO
                                                         Municipal Income Fund, PIMCO California
                                                         Municipal Income Fund, PIMCO New York
                                                         Municipal Income Fund, PIMCO Municipal Income
                                                         Fund II, PIMCO California  Municipal Income
                                                         Fund II, PIMCO New York  Municipal Income Fund
                                                         II, PIMCO Municipal Income Fund III, PIMCO
                                                         California Municipal Income Fund III,
                                                         PIMCO New York Municipal Income Fund III and
                                                         Nicholas-Applegate Convertible & Income Fund.


----------


* Mr. Dalessandro is treated by the Fund as not being an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, PIMCO Advisors Fund Management LLC, NACM or the Underwriters, despite his affiliation with J.J. Dalessandro II Ltd., a member of the New York Stock Exchange, Inc. (the "Exchange") that operates as a floor broker and effects portfolio transactions for other brokers, generally members of the Exchange, and one unrelated investment adviser.

                               Interested Trustees

        Currently no Trustees are treated as "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund.


        In accordance with the Fund's staggered board (see "Anti-Takeover and Other Provisions in the Declaration of Trust"), the Common Shareholders of the Fund will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders, unless any Preferred Shareholders (including holders of the APS) are outstanding, in which event such Preferred Shareholders, voting as a separate class, will elect two Trustees, and the remaining Trustee(s) shall be elected by Common Shareholders and the Preferred Shareholders voting together as a single class. Any Preferred Shareholders (including holders of the APS) will be entitled to elect a majority of the Fund's Trustees under certain circumstances.

                            POSITION(s)  TERM OF OFFICE
                             HELD WITH    AND LENGTH OF
NAME, ADDRESS AND AGE          FUND        TIME SERVED              PRINCIPAL OCCUPATION(s) DURING THE PAST 5 YEARS
Stephen J. Treadway          Chairman     Since inception  Managing Director, Allianz Dresdner Asset Management of America L.P.;
2187 Atlantic Street                      (February,       Managing Director and Chief Executive Officer, PIMCO Advisors Fund
Stamford, CT 06902                        2003).           Management LLC; Managing Director and Chief Executive Officer, PIMCO
Age 55                                                     Advisors Distributors LLC ("PAD"); Trustee and Chairman, PIMCO Funds:
                                                           Multi-ManagerSeries; Trustee, Chairman and President, OCC Accumulation
                                                           Trust; Trustee and Chairman, PIMCO Corporate Income Fund, PIMCO Municipal
                                                           Income Fund, PIMCO California Municipal Income Fund, PIMCO New York
                                                           Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California
                                                           Municipal Income Fund II, PIMCO New York Municipal Income Fund II and
                                                           Municipal Advantage Fund, Inc.; Chairman, PIMCO High Income Fund, PIMCO
                                                           Municipal Income Fund III, PIMCO California Municipal Income Fund III and
                                                           PIMCO New York Municipal Income Fund III; member of the Board of
                                                           Management of Allianz Dresdner Asset Management GmbH.

Brian S. Shlissel            President    Since            Senior Vice President, PIMCO Advisors Fund Management LLC; Executive
Age 38                       and Chief    inception        Vice President and Treasurer, OCC Accumulation Trust; President and Chief
                             Executive    (February,       Executive Officer, Fixed Income SHares, PIMCO Corporate Opportunity Fund,
                             Officer      2003).           PIMCO Corporate Income Fund, PIMCO High Income Fund, PIMCO Municipal
                                                           Income Fund, PIMCO California Municipal Income Fund, PIMCO New York
                                                           Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California
                                                           Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO
                                                           Municipal Income Fund III, PIMCO California Municipal Income Fund III,
                                                           PIMCO New York Municipal Income Fund III and Municipal Advantage Fund,
                                                           Inc.; formerly, Vice President, Mitchell Hutchins Asset Management Inc.

Lawrence G. Altadonna        Treasurer,   Since            Vice President, PIMCO Advisors Fund Management LLC; Treasurer and
Age 36                       Principal    inception        Principal Financial and Accounting Officer, PIMCO Corporate Opportunity
                             Financial    (February,       Fund, PIMCO Corporate Income Fund, PIMCO High Income Fund, PIMCO
                             and          2003).           Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO
                             Accounting                    New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO
                             Officer                       California Municipal Income Fund II, PIMCO New York Municipal Income
                                                           Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal
                                                           Income Fund III, PIMCO New York Municipal Income Fund III and Municipal
                                                           Advantage Fund, Inc.; Treasurer, Fixed Income SHares; Assistant
                                                           Treasurer, OCC Accumulation Trust; formerly, Director of Fund
                                                           Administration, Prudential Investments.

Newton B. Schott, Jr.        Vice         Since            Managing Director, Chief Administrative Officer, Secretary and General
2187 Atlantic Street         President,   inception        Counsel, PAD; Managing Director, Chief Legal Officer and Secretary, PIMCO
Stamford, CT 06902           Secretary    (February,       Advisors Fund Management LLC; President, Chief Executive Officer and
Age 60                                    2003).           Secretary, PIMCO Funds: Multi-Manager Series; Vice President and
                                                           Secretary, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund,
                                                           PIMCO High Income Fund, PIMCO Municipal Income Fund, PIMCO California
                                                           Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO
                                                           Municipal Income Fund II, PIMCO California Municipal Income Fund II,
                                                           PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III,
                                                           PIMCO California Municipal Income Fund III, PIMCO New York Municipal
                                                           Income Fund III and Municipal Advantage Fund, Inc.; Secretary, Fixed
                                                           Income SHares.

Douglas Forsyth              Vice         Since            Senior Portfolio Manager and Member of the Executive Committee of NACM.
600 West Broadway            President    inception
San Diego, CA 92101                       (February,
Age 34                                    2003).

        For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

                                       POSITIONS HELD WITH AFFILIATED PERSONS OR
                     NAME                  PRINCIPAL UNDERWRITERS OF THE FUND

             Stephen J. Treadway                      See above.

              Brian S. Shlissel                       See above.

            Lawrence G. Altadonna                     See above.

            Newton B. Schott, Jr.                     See above.

               Douglas Forsyth                        See above.

COMMITTEES OF THE BOARD OF TRUSTEES

        Audit Oversight Committee

        Provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit, approves all significant services proposed to be performed by those accountants on behalf of the Fund, and considers other services provided by those accountants to the Fund, PIMCO Advisors Fund Management LLC (the "Manager") and NACM and the possible effect of those services on the independence of those accountants. Messrs. Belica and Connor, each of whom is an independent Trustee, serve on this committee.

        Nominating Committee

        Responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, c/o Newton B. Schott, Jr., Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. Messrs. Belica and Connor, each of whom is an independent Trustee, serve on this committee.

        Valuation Committee

        Reviews procedures for the valuation of securities and periodically reviews information from the Manager and NACM regarding fair value and liquidity determination made pursuant to the Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular valuation matters. Messrs. Belica and Connor, each of whom is an independent Trustee, serve on this committee.

        Compensation Committee

        The Compensation Committee periodically reviews and sets compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, NACM or any entity controlling, controlled by or under common control with the Manager or NACM. Messrs. Belica and Connor, each of whom is an independent Trustee, serve on this committee.

SECURITIES OWNERSHIP

        For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund's family of investment companies as of December 31, 2002:

                                                               AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                   DOLLAR RANGE OF EQUITY     REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
        NAME OF TRUSTEE            SECURITIES IN THE FUND              IN FAMILY OF INVESTMENT COMPANIES
          Paul Belica                      None.                                   > $100,000

        Robert E. Connor                   None.                                     None.

     John J. Dalessandro II                None.                                     None.

        For independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2002:

                        NAME OF OWNERS AND
                          RELATIONSHIPS                                  VALUE OF    PERCENT OF
  NAME OF TRUSTEE          TO TRUSTEE        COMPANY   TITLE OF CLASS   SECURITIES      CLASS
Paul Belica                   None.

Robert E. Connor              None.

John J. Dalessandro II        None.


        As of, May 5, 2003, the Fund's officers and Trustees as a group owned less than 1% of the Fund's outstanding Common Shares. Other than Common Shares, there were no other equity securities of the Fund outstanding on such date.

        As of, May 5, 2003, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding equity securities as of such date. To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of the Fund's outstanding equity securities on such date.

                                                           PERCENTAGE OF THE
                                     NUMBER OF             FUND'S OUTSTANDING
SHAREHOLDER                        COMMON SHARES      SHARES AS OF, MAY 5, 2003
-----------                        -------------      -------------------------
First Clearing Corporation           4,517,711                    7.11%
10700 Wheat First Drive
Suite 900
Glen Allen, VA 23060

Citigroup Global Markets Inc.        5,353,178                    8.43%
333 West 34th Street
4th Floor
New York, NY 10001

Legg Mason Wood Walker Incorporated  3,872,321                    6.10%
100 Light Street
Baltimore, MD 21202

Merrill Lynch                        8,337,350                   13.13%
101 Hudson Street
Jersey City, NJ 07302-3997

Prudential Securities Incorporated   6,927,452                   10.91%
c/o ADP Proxy Services
51 Mercedes Way
Edgewood, NY 11717

RBC Dain Rauscher Inc.               4,167,451                    6.56%
510 Marquette Ave South
Minneapolis, MN 55402

UBS Painewebber Inc.                 16,431,695                  25.87%
1000 Harbor Blvd
Weehawken, NJ 07087

COMPENSATION


        Messrs. Belica, Connor and Dalessandro also serve as Trustees of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (together, the "Municipal Funds"), PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund and PIMCO High Income Fund, twelve closed-end funds for which the Manager serves as investment manager and Pacific Investment Management Company LLC ("PIMCO"), an affiliate of the Manager, serves as portfolio manager. In addition to the Fund, the Municipal Funds, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, and PIMCO High Income Fund, Mr. Belica is a director or trustee, as the case may be, of one open-end investment company (comprising two separate investment portfolios) advised by the Manager, and Mr. Connor is a director or trustee, as the case may be, of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. To the best of the Fund's knowledge, none of the "independent" Trustees has ever been a director, officer, or employee of, or a consultant to, the Manager, NACM, any one or more of the Underwriters or any one or more affiliates of any of the foregoing, except that Mr. Connor provides occasional editorial consulting services as an independent contractor to an administrative unit of Smith
Barney, a subsidiary of Citigroup, Inc. As indicated above, certain of the officers and Trustees of the Fund are affiliated with the Manager and/or NACM.

        The Municipal Funds, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, and the Fund (together, the "PIMCO Closed-End Funds") are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager, NACM, PIMCO or any entity controlling, controlled by or under common control with the Manager, NACM or PIMCO, receives $ 26,000 for each joint meeting for the first four joint meetings in each year and $13,000 for each additional joint meeting in such year if the meetings are attended in person. Trustees receive $ 6,500 per joint meeting if the meetings are attended telephonically. Members of the Audit Oversight Committee will receive $500 per fund per joint meeting of the PIMCO Closed-End Funds' Audit Oversight Committees if the meeting takes place on a day other than the day of a regularly scheduled Board meeting. Trustees will also be reimbursed for meeting-related expenses.


        The PIMCO Closed-End Funds will allocate the Trustees' compensation and other costs of their joint meetings pro rata based on each PIMCO Closed-End Fund's net assets, including assets attributable to any APS.

        It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending February 29, 2004. For the calendar year ended December 31, 2002, the Trustees received the compensation set forth in the following table for serving as trustees of other funds in the "Fund Complex." Each officer and Trustee who is a director, officer, partner or employee of the Manager, NACM or any entity controlling, controlled by or under common control with the Manager or NACM serves without any compensation from the Fund.


                                                          TOTAL COMPENSATION
                             ESTIMATED COMPENSATION   FROM THE FUND COMPLEX PAID
                             FROM THE FUND FOR THE     TO THE TRUSTEES FOR THE
                               FISCAL YEAR ENDING        CALENDAR YEAR ENDING
          NAME OF TRUSTEE      FEBRUARY 29, 2004*        DECEMBER 31, 2002**
          ---------------      ------------------        -----------------
Paul Belica                        $  20,000                  $  78,400

Robert E. Connor                   $  20,000                  $  87,170

John J. Dalessandro II             $  20,000                  $  76,400


----------
        * Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative net assets of the PIMCO Closed-End Funds.


        ** In addition to the PIMCO Closed-End Funds, during the year ended December 31, 2002, Mr. Belica served as a trustee of one open-end investment company (comprising two separate investment portfolios) advised by the Manager, and Mr. Connor served as a director or trustee of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. These investment companies are considered to be in the same "Fund Complex" as the Fund, and the amounts listed in this column include compensation received by Mr. Belica and Mr. Connor from these investment companies and the PIMCO Closed-End Funds for services provided as trustees or directors as the case may be.


        The Fund has no employees. Its officers are compensated by the Manager and/or NACM.

CODES OF ETHICS

        The Fund, the Manager and NACM have each adopted a separate code of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, and directors, officers and employees of the Manager and NACM, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund, the Manager or NACM, as applicable. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, the Manager and NACM have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at http://www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                    INVESTMENT MANAGER AND PORTFOLIO MANAGER

INVESTMENT MANAGER

        The Manager serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") between it and the Fund. The Manager, a Delaware limited liability company organized in 2000 as a subsidiary successor in the restructuring of a business originally organized in 1987, is wholly-owned by PIMCO Advisors Retail Holdings LLC, a wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America"). ADAM of America was organized as a limited partnership under Delaware law in 1987. ADAM of America's sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with three members, ADAM U.S. Holding LLC, a Delaware limited liability company, Pacific Asset Management LLC, a Delaware limited liability company, and Pacific Life Insurance Company ("Pacific Life"), a California stock life insurance company. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Life also owns an indirect minority equity interest in ADAM of America. The sole member of ADAM U.S. Holding LLC is Allianz Dresdner Asset Management of America LLC. Allianz Dresdner Asset Management of America LLC has two members, Allianz of America, Inc. ("Allianz of America"), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Dresdner Asset Management of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz Aktiengesellschaft ("Allianz AG"). Allianz Dresdner Asset Management of America Holding Inc. is a wholly-owned subsidiary of ADAM GmbH, which is a wholly-owned subsidiary of Allianz AG. Allianz AG indirectly holds a controlling interest in ADAM of America. Allianz AG is a European-based, multinational insurance and financial services holding company. Allianz AG's address is Koeniginstrasse 28, D-80802, Munich, Germany. Pacific Life's address is 700 Newport Center Drive, Newport Beach, California 92660. ADAM of America's address is 888 San Clemente Drive, Suite 100, Newport Beach, California 92660.

        The general partner of ADAM of America has substantially delegated its management and control of ADAM of America to an Executive Committee. The Executive Committee of ADAM of America is comprised of William S. Thompson, Jr. and David C. Flattum.

        The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. As of December 31, 2002, the Manager had approximately $16.64 billion in assets under management. As of December 31, 2002, ADAM of America and its subsidiary partnerships, including NACM, had approximately $357 billion in assets under management.


         In connection with the acquisition of ADAM of America by

Allianz of America in May of 2000, the Pacific Life interest in ADAM of America was converted into an interest in 3,722 Class E Units in ADAM of America. The Class E Units are entitled to distributions based largely on the performance of Pacific Investment Management Company, a subsidiary of ADAM of America, and for periods after January 31, 2003, the distributions are capped at a maximum of $98 million (annualized) for 2003, $96 million for 2004, $94 million for 2005, $92 million for 2006 and $90 million in 2007 and thereafter. Pursuant to a Continuing Investment Agreement dated May 5, 2000, as amended and restated March 10, 2003, Allianz of America, Pacific Asset Management LLC and Pacific Life are party to a call and put arrangement regarding the Class E Units. Under the restated agreement, the quarterly put and/or call options are limited in amount to a maximum of $250 million per quarter through March 2004. In any month subsequent to March 2004, Pacific Life and Allianz of America can put or call, respectively, all Allianz of America's units owned directly or indirectly by Pacific Life. The repurchase price for the Class E Units is calculated based on the financial performance of Pacific Investment Management Company over the preceding four calendar quarters prior to repurchase, but the amount can increase or decrease in value by a maximum of 2% per year from the per unit amount as defined in the Continuing Investment Agreement, calculated as of December 31 of the preceding calendar year. The initial per unit amount as of December 31, 2002 was approximately $551,900 per unit ($2.054 billion in aggregate). The per unit amount is also subject to a cap and a floor of $600,000 and $500,000 per unit, respectively.

        As of the date of this Statement of Additional Information, significant institutional shareholders of Allianz AG currently include Munchener Ruckversicherungs-Gesellschaft AG ("Munich Re") and HypoVereinsbank. Allianz AG in turn owns more than 95% of Dresdner Bank AG. Certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, including Dresdner Klienwort Wasserstein, Dresdner Kleinwort Benson and Grantchester Securities, Inc., may be considered to be affiliated persons of the Manager and NACM. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as "Affiliated Brokers.") Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund's ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. NACM does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.


        The Manager, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Manager, the investments of the Fund. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund. As more fully discussed below, the Manager has retained NACM to serve as the Fund's portfolio manager.

        Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities subject always to the Fund's investment objective, policies and restrictions; provided that, so long as NACM serves as the portfolio manager for the Fund, the Manager's obligation under the Investment Management Agreement with respect to the Fund is, subject always to the control of the Trustees, to determine and review with NACM the investment policies of the Fund.

        Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers which furnish the Manager and NACM, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

        Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Manager an annual management fee, payable on a monthly basis, at the annual rate of 0.70% of the Fund's average daily total managed assets for the services and facilities it provides. "Total managed assets" means the total assets of the Fund (including any assets attributable to APS or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). All fees and expenses are accrued daily and deducted before payment of dividends to investors.

        Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Manager or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

PORTFOLIO MANAGER

        NACM serves as portfolio manager for the Fund pursuant to a portfolio management agreement (the "Portfolio Management Agreement") between NACM and the Manager. Under the Portfolio Management Agreement, subject always to the control of the Trustees and the supervision of the Manager, NACM's obligation is to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund.


        Under the Portfolio Management Agreement, the Manager (and not the Fund) has agreed to pay NACM a monthly fee equal to (i) fifty percent (50%) of the management fees payable by the Fund to the Manager for such month with respect to the first $300 million of the Fund's average daily total managed assets and
(ii) seventy-five percent (75%) of the management fees payable by the Fund to the Manager for such month with respect to the Fund's average daily total managed assets in excess of $300 million; provided, however, that the amounts payable under (i) and (ii) above shall be reduced to reflect that NACM will bear 50% and 75%, respectively, of any Service or Incentive Fees payable by the Manager for such month with respect to the specified total managed assets. For these purposes, "Service or Incentive Fees" for any period equals the sum of any Shareholder Servicing Fees payable by the Manager to UBS Warburg LLC (as described under "Shareholder servicing agent, custodian and transfer agent" in the Prospectus) for such period and any incentive fees payable by the Manager to other qualifying underwriters of the initial public offering of the Fund's Common Shares for such period.


        NACM is an investment management firm organized as a Delaware limited liability company (formerly Nicholas-Applegate Capital Management, a California limited partnership). NACM is wholly owned by Nicholas-Applegate Holdings LLC, a Delaware limited liability company, which is a wholly owned subsidiary of Allianz Dresdner Asset Management U.S. Equities LLC ("ADAM Equities"), a Delaware limited liability company. ADAM Equities is a wholly owned subsidiary of ADAM of America.

        NACM was organized in 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. As of December 31, 2002, NACM had approximately $16.6 billion in assets under management. NACM is located at 600 West Broadway, 30th Floor, San Diego, California 92101.

CERTAIN TERMS OF THE INVESTMENT MANAGEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS

        The Investment Management Agreement and the Portfolio Management Agreement were each approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or NACM). The Investment Management Agreement and Portfolio Management Agreement will each continue in force with respect to the Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager, NACM or the Fund, and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. Each of the Investment Management Agreement and Portfolio Management Agreement automatically terminates on assignment. The Investment Management Agreement may be terminated on not less than 60 days' notice by the Manager to the Fund or by the Fund to the Manager. The Portfolio Management Agreement may be terminated on not less than 60 days' notice by the Manager to NACM or by NACM to the Manager, or by the Fund at any time by notice to the Manager and NACM.

        The Investment Management Agreement and the Portfolio Management Agreement each provide that the Manager or NACM, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

BASIS FOR APPROVAL OF THE INVESTMENT MANAGEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS

        In determining to approve the Investment Management Agreement and the Portfolio Management Agreement, the Trustees met with the relevant investment advisory personnel from the Manager and NACM and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. See "Management of the Fund" in the Prospectus and this Statement of Additional Information. The Trustees also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources to be available at the Manager and NACM were appropriate to fulfill effectively the duties of the Manager and NACM on behalf of the Fund under the applicable agreement. The Trustees also considered the business reputation of the Manager and NACM, their financial resources and professional liability insurance coverage and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable agreement.

        The Trustees received information concerning the investment philosophy and investment process to be applied by NACM in managing the Fund. In this connection, the Trustees considered NACM's in-house research capabilities as well as other resources available to NACM's personnel, including research services available to NACM as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that NACM's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

        The Trustees considered the scope of the services provided by the Manager and NACM to the Fund under the Investment Management Agreement and Portfolio Management Agreement, respectively, relative to services provided by third parties to other mutual funds. The Trustees noted that the Manager's and NACM's standard of care was comparable to that found in most investment company advisory agreements. See "--Certain Terms of the Investment Management and Portfolio Management Agreements" above. The Trustees concluded that the scope of the Manager's and NACM's services to be provided to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

        The Trustees considered the quality of the services to be provided by the Manager and NACM to the Fund. The Trustees also evaluated the procedures of the Manager and NACM designed to fulfill the their fiduciary duty to the Fund with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of their officers and employees) (see "Management of the Fund--Codes of Ethics" above), the procedures by which NACM allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of NACM in these matters. The Trustees also received information concerning standards of the Manager and NACM with respect to the execution of portfolio transactions. See "Portfolio Transactions" below.

        In approving the agreements, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information concerning fees paid to investment advisers of similar funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Manager. The Trustees evaluated the Manager's profitability with respect to the Fund, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds.

                             PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS AND PORTFOLIO TRANSACTIONS

        Investment decisions for the Fund and for the other investment advisory clients of the Manager and NACM are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by the Manager and NACM. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Manager or NACM is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Manager or NACM, as applicable. The Manager or NACM may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which the Manager or NACM believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

        There is generally no stated commission in the case of debt securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

        Subject to the supervision of the Manager, NACM places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Fund and buys and sells such securities, options, futures contracts and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, NACM uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, NACM, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

        Subject to the supervision of the Manager, NACM places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, NACM will seek the best price and execution of the Fund's orders. In doing so, the Fund may pay higher commission rates than the lowest available when NACM believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

        It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, NACM may receive research services from many broker-dealers with which NACM places the Fund's portfolio transactions. NACM may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to NACM in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Neither the management fee paid by the Fund to the Manager nor the portfolio management fee paid by the Manager to NACM is reduced because NACM and its affiliates receive such services.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, NACM may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in such Act) to NACM an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

        The Fund may use broker-dealers that are affiliates (or affiliates of affiliates) of the Fund, the Manager and/or NACM, subject to certain restrictions discussed above under "Investment Manager and Portfolio Manager--Investment Manager."

        References to NACM in this section would apply equally to the Manager if the Manager were to assume portfolio management responsibilities for the Fund and place orders for the purchase and sale of the Fund's portfolio investments.

                                  DISTRIBUTIONS

        See "Description of APS - Dividends" and "Description of capital structure" in the Prospectus for information relating to distributions made to Fund shareholders.

        For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between and among Common Shares, the Series A APS, the Series B APS, the Series C APS, the Series D APS, and the Series E APS in proportion to total distributions paid to each class for the year in which such net capital gain or other taxable income is realized.

        While any APS are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the APS have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding APS. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."


        The Board of Trustees has declared a dividend of $0.125 per Common Share payable on June 2, 2003.


                              DESCRIPTION OF SHARES

COMMON SHARES

        The Fund's Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares currently outstanding have been issued with a par value of $0.00001 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares currently outstanding have been fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust--Shareholder Liability" below, are non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's APS or any other preferred shares of beneficial interest are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on APS and any other preferred shares of beneficial interest have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to APS and any other preferred shares of beneficial interest would be at least 200% after giving effect to such distributions. See "--Auction Preferred Shares" below and "Description of APS - Dividends - Restrictions on Dividends and Other Payments" and "Description of capital structure" in the Prospectus.

        The Common Shares are listed on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

        Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following any offering of APS by the costs of that offering paid by the Fund. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Conversion to Open-End Fund."

AUCTION PREFERRED SHARES

        See "Description of APS" and "Description of capital structure" in the Prospectus for information relating to the APS.

         ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

SHAREHOLDER LIABILITY

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

ANTI-TAKEOVER PROVISIONS

        As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

        The Fund's Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

        Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or the assets of any series or class of shares of the Fund.

        Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund's shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund's Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

        In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below).

        In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Repurchase of Common Shares; Conversion to Open-End Fund" below.

        As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.

        A "Continuing Trustee," as used in the discussion above, is any member of the Fund's Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

        The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

LIABILITY OF TRUSTEES

        The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

        The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

        Notwithstanding the foregoing, at any time when the Fund's APS are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on APS have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding APS (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

        Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

        The Fund's Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on APS issued by the Fund and general market and economic conditions.

        The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under "Anti-Takeover and Other Provisions in the Declaration of Trust--Anti-Takeover Provisions"). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and, if issued, APS voting together as a single class, and the holders of a "majority of the outstanding" APS voting as a separate class, in order to authorize a conversion.

        If the Fund converted to an open-end company, it would be required to redeem all APS then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

        The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

        In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when APS are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus under "Risks--Leverage Risk."

        Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

        Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

                (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

                (b) distribute with respect to each taxable year at least 90% of the sum of its net tax-exempt income, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

                (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

        If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).


        If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portion of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

        The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and may distribute its net capital gain. The Fund may also retain for investment its net capital gain. If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

        Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

        If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

        Fund Distributions. Distributions from the Fund will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

        Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

        The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate Capital Gain Dividends between and among its Common Shares, Series A APS, Series B APS, Series C APS, Series D APS, and Series E APS in proportion to the total dividends paid to each such class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction will similarly be allocated between and among these classes.

        Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Where one or more such distributions occur in any taxable year of the Fund, the available earnings and profits will be allocated, first, to the distributions made to the holders of any outstanding preferred shares of beneficial interest of the Fund (including the APS), and only thereafter to distributions made to holders of Common Shares. As a result, the holders of any outstanding preferred shares of beneficial interest of the Fund (including the APS) will receive a disproportionate share of the distributions treated as dividends, and the holders of the Common Shares will receive a disproportionate share of the distributions treated as a return of capital.

        Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholders).

        Securities Issued or Purchased at a Discount. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a market discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

        Capital Loss Carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers.

        Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

        From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all APS held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all APS held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its APS, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund repurchases some but not all of the APS held by a Preferred Shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that Common Shareholders and Preferred Shareholders whose shares are not repurchased will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

        Original Issue Discount and Payment-in-Kind Securities. Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was issued, even though the holder receives no interest payment in cash on the security during the year. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

        Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

        Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

        Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

        If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

        Higher-Risk Securities. The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

        Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

        Certain Investments in REITs. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.


        In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. The Bush Administration has proposed imposing a 100% tax on a charitable remainder trust's unrelated business income in lieu of removing the trust's income tax exemption. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITS in which a substantial portion of the assets will consist of residual interests in REMICs.


        Options, Futures Contracts and Swap Agreements. The Fund's transactions in options, futures contracts, hedging transactions, swap agreements, and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

        Certain of the Fund's hedging activities, if any are used, are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

        Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

        Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

        Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.


        Non-U.S. Shareholders. Under U.S. federal tax law, dividends other than Capital Gain Dividends paid on shares beneficially held by a person who is not a U.S. person (a "foreign person") within the meaning of the Code, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which rate may, in some cases, be reduced by an applicable tax treaty. Dividends are subject to withholding even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the

United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

        Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

        If you are eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by you in the United States.

        A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

        Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is (i) 30% for amounts paid during 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. The Bush Administration has announced a proposal to accelerate reductions in tax rates, which may change the backup withholding rate as well.

        In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

        Recent Tax Shelter Reporting Regulations. Under recently enacted Treasury regulations, if a shareholder realizes a loss on disposition of Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

        Recent Tax Proposal. The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above. The elimination of the double taxation of corporate distributions may reduce the value of, and thus the return on, previously issued debt obligations and similar securities which are part of the Fund's investment portfolio. This change could reduce the Fund's net asset value and distributions made by the Fund.

        General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

        The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

        The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

        Past performance is not indicative of future results. At the time holders of APS sell their shares, they may be worth more or less than their original investment.


        For the period from March 31, 2003 (the commencement of the Fund's operations) through April 30, 2003, the Fund's net increase in net assets resulting from investment operations was $ 26,284,437.


              CUSTODIAN, TRANSFER AGENTS AND DIVIDEND PAYING AGENT

        Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services.

        PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.


        Deutsche Bank Trust Company Americas, 280 Park Avenue, 9th Floor, New York, New York 10017, serves as auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the APS.

                             INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as independent accountants for the Fund.
PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.

                                     COUNSEL


        Ropes & Gray LLP, One International Place, Boston, MA 02110, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.


                             REGISTRATION STATEMENT

        A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                              FINANCIAL STATEMENTS


     The Statement of Net Assets of the Fund dated as of March 19, 2003, including the Notes thereto, and the report of PricewaterhouseCoopers LLP thereon dated March 21, 2003, as included in the Fund's Statement of Additional Information dated March 26, 2003, relating to the Common Shares, is hereby incorporated by reference into this Statement of Additional Information, which means that such Statement of Net Assets and the Notes thereto are considered to be a part of this Statement of Additional Information. The Statement of Additional Information for the Common Shares was filed electronically with the SEC on March 28, 2003 (Accession No. 0000927016-03-001450).

                  NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 April 30, 2003
                                   (unaudited)

ASSETS:
Investments, at value (cost - $857,855,706) ................................................ $  879,292,176
Cash .......................................................................................     12,354,827
Interest and dividends receivable ..........................................................     16,308,137
Prepaid expenses ...........................................................................          7,623
                                                                                             --------------
    Total Assets ...........................................................................    907,962,763
                                                                                             --------------
LIABILITIES:
Payable for investments purchased ..........................................................     21,650,265
Common stock offering costs payable ........................................................      1,027,482
Investment management fee payable ..........................................................        513,221
Accrued expenses ...........................................................................         37,355
                                                                                             --------------
    Total Liabilities ......................................................................     23,228,323
                                                                                             --------------
          Net Assets ....................................................................... $  884,734,440
                                                                                             ==============
COMPOSITION OF NET ASSETS:
Par value ($0.00001 per share, applicable to 60,006,981 shares issued and outstanding) ..... $          600
Paid-in-capital in excess of par ...........................................................    858,449,403
Undistributed net investment income ........................................................      5,062,525
Net realized loss on investments ...........................................................      (214,558)
Net unrealized appreciation of investments .................................................     21,436,470
                                                                                             --------------
          Net assets ....................................................................... $  884,734,440
                                                                                             ==============
Shares Outstanding .........................................................................     60,006,981
                                                                                             --------------
Net Asset Value Per  Share ................................................................. $        14.74
                                                                                             ==============


See accompanying notes to financial statements.

                  NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                             STATEMENT OF OPERATIONS
              For the period March 31, 2003* through April 30, 2003
                                   (unaudited)

INVESTMENT INCOME:
Interest.....................................................................................$    4,382,155
Dividends....................................................................................     1,231,082
                                                                                             --------------
                                                                                                  5,613,237
                                                                                             --------------
EXPENSES:
Investment management fees...................................................................       513,221
Custodian fees ..............................................................................        19,375
Audit and tax service fees...................................................................         4,650
Reports to shareholders......................................................................         4,650
Trustees' fees ..............................................................................         3,100
Transfer agent fees..........................................................................         2,542
Legal fees...................................................................................         2,108
Miscellaneous................................................................................         1,066
                                                                                             --------------
    Total expenses...........................................................................       550,712
                                                                                             --------------
          Net investment income..............................................................     5,062,525
                                                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS):
    Net realized loss on investments ........................................................      (214,558)
    Net unrealized appreciation of investments...............................................    21,436,470
                                                                                             --------------
          Net realized and unrealized gain on investments....................................    21,221,912
                                                                                             --------------
    Net increase in net assets resulting from investment operations..........................$   26,284,437
                                                                                             ==============

                       STATEMENT OF CHANGES IN NET ASSETS
              For the period March 31, 2003* through April 30, 2003
                                   (unaudited)

INVESTMENT OPERATIONS:
    Net investment income....................................................................$    5,062,525
    Net realized loss on investments.........................................................      (214,558)
    Net unrealized appreciation of investments...............................................    21,436,470
                                                                                             --------------
          Net increase in net assets resulting from investment operations....................    26,284,437

CAPITAL SHARES TRANSACTIONS:
    Net proceeds from the sale of common stock ..............................................   859,500,000
    Common stock offering expenses charged to paid-in-capital in excess of par...............    (1,150,000)
                                                                                             --------------
          Total capital share transactions...................................................   858,350,000
                                                                                             --------------

          Total increase in net assets.......................................................   884,634,437

NET ASSETS:
    Beginning of period......................................................................       100,003
                                                                                             --------------
    End of period (including undistributed net investment income of $5,062,525)..............$  884,734,440
                                                                                             ==============
Shares Issued:.................................................................. ............    60,000,000
                                                                                             --------------

----------
* Commencement of operations

   See accompanying notes to financial statements.

                  NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 2003
                                   (unaudited)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Nicholas-Applegate Convertible & Income Fund (the "Fund") was organized as a Massachusetts business trust on January 17, 2003. Prior to commencing operations on March 31, 2003, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance of 6,981 shares of beneficial interest at an aggregate purchase price of $100,003 to Allianz Dresdner Asset Management of America, L.P. ("ADAM"). PIMCO Advisors Fund Management LLC (the "Investment Manager") serves as the Fund's investment manager and is an indirect wholly-owned subsidiary of ADAM which is an indirect, majority-owned subsidiary of Allianz AG, a publicly traded insurance and financial services company.

The Fund issued 60,000,000 shares of common stock, in its initial public offering. These shares were all issued at $15.00 per share before an underwriting discount of $0.675 per share. Offering costs of $1,150,000 (representing $0.02 per share) were offset against the proceeds of the offering and have been charged to paid-in capital in excess of par.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

The following is a summary of significant accounting policies followed by the Fund.

(a)  VALUATION OF INVESTMENTS
     Portfolio securities and other assets for which market quotations are readily available are valued each day at market value. Market value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services approved by the Board of Trustees. Any security or other asset for which market quotations are not readily available is valued at fair value as determined in good faith under procedures established by the Board of Trustees. The Fund invests substantially all of its assets in a diversified portfolio of corporate convertible debt obligations of varying maturities and other income-producing securities. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value.

(b)  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
     Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                  NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 2003
                             (unaudited) (concluded)


2.   INVESTMENT MANAGER AND SUB-ADVISER
Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager an annual management fee, payable monthly, at the annual rate of 0.70% of the Fund's average daily total managed assets. Total managed assets refer to the total assets of the Fund (including assets attributable to any Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). The Investment Manager has retained its affiliate, Nicholas-Applegate Capital Management LLC ("NACM"), to manage the Fund's investments. For its services, the Investment Manager (not the Fund) will pay NACM a monthly fee equal to (i) 50% of the management fee payable by the Fund to the Investment Manager for such month with respect to the first $300 million of the Fund's average daily total managed assets and (ii) 75% of the management fee payable by the Fund to the Investment Manager for such month with respect to the Fund's average daily total managed assets in excess of $300 million; provided however, that the amounts payable under (i) and (ii) above shall be reduced to reflect that NACM will bear 50% and 75%, respectively, of any "Service or Incentive Fees" payable by the Investment Manager for such month with respect to the specified total managed assets. For these purposes, Service or Incentive Fees for any period equals the sum of any shareholder servicing fees payable by the Investment Manager to UBS Warburg LLC, the lead underwriter of the Fund's shares and incentive fees payable by the Investment Manager to other underwriters for such period.


3.   FEDERAL INCOME TAXES
The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to
U. S. federal excise tax.

4.   INVESTMENT IN SECURITIES
For the period ended April 30, 2003, purchases and sales of investments, other than short-term securities, were $906,209,755 and $48,471,283, respectively.

5. CAPITAL
The Fund has an unlimited amount of common shares with a $0.00001 par value of common stock authorized.

6. SUBSEQUENT EVENTS
In connection with the initial public offering of the Fund's common shares, the underwriters were granted an option to purchase up to an additional 9,000,000 Common Shares to cover over-allotments. On April 29, 2003, and May 9, 2003, respectively, the underwriters purchased, at a price of $15.00 per common share, an additional 3,500,000 and 1,845,000 common shares of the Fund pursuant to the over-allotment option.

On May 13, 2003, a dividend of $0.125 per share was declared to common shareholders payable June 2, 2003 to shareholders of record on May 23, 2003.



                                                    NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                                                              SCHEDULE OF INVESTMENTS
                                                                   April 30, 2003
    Principal                                                       (unaudited)
     Amount
      (000)      Cusip #                                                                                                Value *
-----------------------------------------------------------------------------------------------------------------------------------

                                       CORPORATE BONDS & NOTES - 39.3%
                                       Commercial Services-1.7%
         $12,200 911363AH2             United Rentals, Inc., 9.00%, 4/1/09 ...................................         $11,590,000
           3,000 911365AF1             United Rentals North America, Inc., 10.75%, 4/15/08 ...................           3,240,000
                                                                                                                   ----------------
                                                                                                                        14,830,000
                                                                                                                   ----------------
                                       Electronics-1.8%
           9,000 00130HAQ8             AES Corp., 9.50%, 6/1/09 ..............................................           8,865,000
           1,250 33938EAF4             Flextronics International, Inc., 9.875%, 7/1/10 .......................           1,400,000
           4,500 45245EAE9             Imax Corp., 7.875%,12/1/05 ............................................           4,027,500
           1,100 86183PAD4             Stoneridge, Inc., 11.50%, 5/01/12 .....................................           1,200,375
                                                                                                                   ----------------
                                                                                                                        15,492,875
                                                                                                                   ----------------
                                       Energy-1.1%
          13,000 131347AW6             Calpine Corp., 8.50%, 2/15/11 .........................................           9,490,000
                                                                                                                   ----------------

                                       Entertainment-2.0%
           3,000 01859PAG9             Alliance Gaming, 10.00%, 8/1/07 .......................................           3,135,000
          11,000 040228AG3             Argosy Gaming, 10.75%, 6/1/09 .........................................          12,155,000
           2,000 740540AF6             Premier Parks, Inc., 9.75%, 6/15/07 ...................................           2,075,000
                                                                                                                   ----------------
                                                                                                                        17,365,000
                                                                                                                   ----------------
                                       Financial Services-9.3%
          75,460 48121TAA7             JPMorganChase & Co., 8.75%, 11/15/07 ..................................          81,402,475
                                                                                                                   ----------------

                                       Healthcare-2.4%
           5,000 020813AF8             Alpharma, Inc., 8.625%, 5/1/11 ........................................           5,175,000
           8,000 087851AM3             Beverly Enterprises, Inc., 9.00%, 2/15/06 .............................           7,120,000
           7,340 302244AC2             Extendicare Health Services, Inc., 9.35%, 12/15/07 ....................           5,945,400
           1,000 89579VAB1             Triad Hospitals Holdings, Inc., 9.875%, 12/1/09 .......................           1,110,000
           2,000 925610AB3             Vicar Operating, Inc., 9.875%, 12/1/09 ................................           2,210,000
                                                                                                                   ----------------
                                                                                                                        21,560,400
                                                                                                                   ----------------
                                       Home Furnishings-0.6%
           5,350 795757AB9             Salton, Inc., 10.75%, 12/15/05 ........................................           5,564,000
                                                                                                                   ----------------

                                       Leisure-3.3%
          10,250 05873KAF5             Bally Total Fitness Holdings Corp., 9.875%, 10/15/07, Ser. D ..........           9,276,250
           8,500 562567AB3             Mandalay Resort Group, Inc., 10.25%, 8/1/07 ...........................           9,392,500
           9,900 780153AL6             Royal Caribbean Cruises, Inc., 8.75%, 02/02/11 ........................          10,048,500
                                                                                                                   ----------------
                                                                                                                        28,717,250
                                                                                                                   ----------------
                                       Multi-Media-4.7%
           7,250 16117PAT7             Charter Communications, Inc., 10.75%, 10/1/09 .........................           4,893,750
           5,960 126304AE4             CSC Holdings, Inc., 9.875%, 2/15/13 ...................................           6,243,100
           8,115 126304AP9             CSC Holdings, Inc., 7.625%, 4/1/11, Ser. B ............................           8,541,037
           5,000 25459HAA3             DirecTV Holdings, Inc.,  8.375%, 3/15/13 ..............................           5,600,000
           6,600 27876GAL2             Echostar DBS Corp., 10.375%, 10/1/07 ..................................           7,392,000
           3,000 540211AC3             Lodgenet Entertainment Corp., 10.25%, 12/15/06 ........................           3,030,000
           5,000 92852EAA3             Vivendi Universal SA., 9.25%, 4/15/10 .................................           5,612,500
                                                                                                                   ----------------
                                                                                                                        41,312,387
                                                                                                                   ----------------
                                       Oil & Gas-1.4%
          14,500 835415AJ9             Sonat, Inc.,  7.625%, 7/15/11 .........................................          12,615,000
                                                                                                                   ----------------

                                       Retail-0.5%
           2,500 436141AJ4             Hollywood Entertainment Corp., 9.625%, 3/15/11 ........................           2,700,000
           1,750 767754AW4             Rite Aid Corp., 11.25%, 7/1/08 ........................................           1,898,750
                                                                                                                   ----------------
                                                                                                                         4,598,750
                                                                                                                   ----------------
                                       Semiconductors-1.1%
           9,625 031652AE0             Amkor Technology, Inc., 10.50%, 5/1/09 ................................          10,106,250
                                                                                                                   ----------------

                                                    NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                                                              SCHEDULE OF INVESTMENTS
                                                                   April 30, 2003
    Principal                                                 (unaudited) (continued)
     Amount
      (000)      Cusip #                                                                                                Value *
-----------------------------------------------------------------------------------------------------------------------------------
                                       CORPORATE BONDS & NOTES (concluded)
                                       Telecommunications-6.8%
         $13,500 029912AH5             American Tower Corp., 9.375%, 2/1/09 ..................................         $13,365,000
           2,000 228227AC8             Crown Castle International, Inc.,  9.00%, 5/15/11 .....................           1,910,000
           3,500 228227AJ3             Crown Castle International, Inc., 10.75%, 8/1/11 ......................           3,605,000
          11,970 65332VAQ6             Nextel Communications, Inc., 12.00%, 11/1/08 ..........................          12,867,750
           4,700 65333FAH0             Nextel Partners, Inc., 11.00%, 3/15/10 ................................           4,935,000
           5,500 69371YAB7             Pac-West Telecommunications, Inc.,  13.50%, 2/1/09 ....................           2,722,500
           7,500 887321AA5             Time Warner Telecom, Inc., 9.75%, 7/15/08 .............................           6,300,000
           3,000 887319AB7             Time Warner Telecom, Inc., 10.125%, 2/1/11 ............................           2,505,000
          12,000 656569AA8             Nortel Networks Ltd., 6.125%, 2/15/06 .................................          11,625,000
                                                                                                                   ----------------
                                                                                                                        59,835,250
                                                                                                                   ----------------
                                       Textiles - 1.2%
           3,500 235773AB4             Dan River, Inc., 12.75%, 4/15/09 ......................................           3,412,500
           6,426 458665AD8             Interface, Inc., 9.50%, 11/15/05 ......................................           5,205,060
           2,000 458665AG1             Interface, Inc., 10.375%, 2/01/10 .....................................           1,840,000
                                                                                                                   ----------------
                                                                                                                        10,457,560
                                                                                                                   ----------------
                                       Waste Disposal - 1.4%
          11,500 01958XAQ0             Allied Waste, Inc., 10.00%, 8/1/09, Ser. B ............................          12,290,625
                                                                                                                   ----------------

                                            Total Corporate Bonds & Notes (cost-$333,219,124)                          345,637,822
                                                                                                                   ----------------

                                       CONVERTIBLE BONDS & NOTES - 19.5%
                                       Advertising-0.1%
             233 374276AE3             Getty Images, Inc., 5.00%, 3/15/07 ....................................             227,757
             354 512815AF8             Lamar Advertising Co., 5.25%, 9/15/06 .................................             361,080
                                                                                                                   ----------------
                                                                                                                           588,837
                                                                                                                   ----------------
                                       Aerospace-1.0%
           7,499 502424AB0             L-3 Communications Holdings, Inc., 5.25%, 6/1/09 ......................           9,186,275
                                                                                                                   ----------------

                                       Automotive-0.2%
           2,208 83545GAE2             Sonic Automotive, Inc., 5.25%, 5/07/09 ................................           1,965,120
                                                                                                                   ----------------

                                       Business Services-1.1%
           7,481 008190AF7             Affiliated Computer Services, Inc., 3.50%, 2/15/06 ....................           9,435,411
                                                                                                                   ----------------

                                       Commercial Services-0.7%
           6,366 981443AA2             Quebecor World Color Press, Inc., 6.00%, 10/1/07 ......................           6,533,108
                                                                                                                   ----------------

                                       Diversified Manufacturing-1.1%
             191 902118BD9             Tyco International Group SA, 2.75%, 1/15/18 ...........................             194,581
           9,324 902118BE7             Tyco International Group SA,  3.125%, 1/15/23 .........................           9,498,825
                                                                                                                   ----------------
                                                                                                                         9,693,406
                                                                                                                   ----------------
                                       Electronics-1.8%
           7,289 232572AE7             Cymer, Inc., 3.50%, 2/15/09 ...........................................           7,216,110
           5,500 80004CAB7             Sandisk Corp., 4.50%, 11/15/06 ........................................           8,518,125
                                                                                                                   ----------------
                                                                                                                        15,734,235
                                                                                                                   ----------------
                                       Energy-0.1%
             550 131347BA3             Calpine Corp., 4.00%, 12/26/06 ........................................             455,812
                                                                                                                   ----------------

                                       Food Services-1.0%
           7,000 713755AA4             Performance Food Group, Co., 5.50%, 10/16/08 ..........................           9,003,750
                                                                                                                   ----------------

                                       Internet-0.0%
             233 871503AB4             Symantec Corp., 3.00%, 11/1/06 ........................................             341,054
                                                                                                                   ----------------

                                       Mining-0.9%
           5,804 35671DAF2             Freeport-McMoRan Cooper & Gold, Inc., 8.25%, 1/31/06 ..................           8,009,520
                                                                                                                   ----------------

                                       Multi-Media-2.1%
           8,645 278762AG4             Echostar Communications Corp., 5.75%, 5/15/08 .........................           9,109,669
           8,629 530715AR2             Liberty Media Corp., 3.25%, 3/15/31 ...................................           8,995,733
                                                                                                                   ----------------
                                                                                                                        18,105,402
                                                                                                                   ----------------
                                       Oil & Gas-0.0%
             176 792228AC2             St. Mary Land & Exploration Corp.,  5.75%, 3/15/22 ....................             237,380
                                                                                                                   ----------------


                                                    NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                                                               SCHEDULE OF INVESTMENTS
                                                                   April 30, 2003
    Principal                                                 (unaudited) (continued)
     Amount
      (000)      Cusip #                                                                                                Value *
-----------------------------------------------------------------------------------------------------------------------------------

                                       CONVERTIBLE BONDS & NOTES (concluded)
                                       Pharmaceuticals-2.2%
          $7,010 03071PAD4             AmerisourceBergen Corp., 5.00%, 12/1/07 ...............................          $9,244,437
             276 156708AC3             Cephaleon, Inc., 5.25%, 5/01/06 .......................................             274,965
             130 375558AC7             Gilead Sciences, Inc., 2.00%, 12/15/07 ................................             158,275
           4,756 375558AB9             Gilead Sciences, Inc., 5.00%, 12/15/07 ................................           9,214,750
              90 808905AB9             Scios, Inc., 5.50%, 8/15/09 ...........................................             108,788
             310 88163VAB5             Teva Pharmaceutical Finance LLC, 1.50%, 10/15/05 ......................             359,600
                                                                                                                   ----------------
                                                                                                                        19,360,815
                                                                                                                   ----------------
                                       Real Estate-1.0%
           8,318 268766BR2             EOP Operating LP, 7.25%, 11/15/08 .....................................           8,723,502
                                                                                                                   ----------------

                                       Retail-1.1%
           7,022 364760AJ7             Gap, Inc., 5.75%, 3/15/09 .............................................           9,233,930
                                                                                                                   ----------------

                                       Semiconductors-0.9%
           2,240 031652AH3             Amkor Technology, Inc., 5.00%, 3/15/07 ................................           1,904,000
           6,500 031652AN0             Amkor Technology, Inc., 5.75%, 6/1/06 .................................           5,776,875
             252 232806AE9             Cypress Semiconductor Corp., 4.00%, 2/1/05 ............................             232,470
             336 512807AE8             Lam Research Corp., 4.00%, 6/1/06 .....................................             318,780
                                                                                                                   ----------------
                                                                                                                         8,232,125
                                                                                                                   ----------------
                                       Software-1.7%
             328 319963AD6             First Data Corp., 2.00%, 3/1/08 .......................................             367,770
           7,295 40425PAC1             HNC Software, Inc., 5.25%, 9/1/08 .....................................           8,799,594
           5,275 64123LAB7             Network Associates, Inc., 5.25%, 8/15/06 ..............................           5,631,063
                                                                                                                   ----------------
                                                                                                                        14,798,427
                                                                                                                   ----------------

                                       Telecommunications-1.5%
           4,000 029912AF9             American Tower Corp., 5.00%, 2/15/10 ..................................           3,400,000
             436 65332VBC6             Nextel Communications, Inc., 6.00%, 6/1/11 ............................             446,355
          11,070 656568AB8             Nortel Networks Corp., 4.25%, 9/1/08 ..................................           9,284,963
         375,000 918076AA8             Utstarcom, Inc., 0.875%, 3/1/08 .......................................             431,250
                                                                                                                   ----------------
                                                                                                                        13,562,568
                                                                                                                   ----------------
                                       Waste Disposal-1.0%
           7,255 941053AB6             Waste Connections, Inc., 5.50%, 4/15/06 ...............................           8,252,563
                                                                                                                   ----------------

                                            Total Convertible Bonds & Notes (cost-$167,160,143)                        171,453,240
                                                                                                                   ----------------
     Shares                            CONVERTIBLE PREFERRED STOCK-21.6%
-----------------
                                       Aerospace-2.1%
          88,501 666807409             Northrop Grumman Corp., 7.25%, 11/16/04 ...............................           9,049,227
         169,899 755111606             Raytheon, Co., 8.25%, 5/15/04 .........................................           9,176,245
                                                                                                                   ----------------
                                                                                                                        18,225,472
                                                                                                                   ----------------

                                       Automotive-0.2%
          48,079 345395206             Ford Motor Co Capital Trust II., 6.50%, 01/15/32 ......................           2,109,226
                                                                                                                   ----------------

                                       Banking-2.2%
         114,920 845905306             Sovereign Capital Trust II, 7.50%, 1/15/30 ............................           9,624,550
         169,734 939322848             Washington Mutual, Inc., 5.375%, 5/3/41 ...............................           9,738,488
                                                                                                                   ----------------
                                                                                                                        19,363,038
                                                                                                                   ----------------
                                       Commercial Services-2.6%
         355,222 151313889             Cendant Corp., 7.75%, 8/17/04 .........................................          13,551,719
         144,780 98411F202             Xerox Corp., 7.50%, 11/27/21 ..........................................           9,609,773
                                                                                                                   ----------------
                                                                                                                        23,161,492
                                                                                                                   ----------------

                                       Electronics-1.0%
         806,625 834182206             Solectron Corp., 7.25%, 11/15/04 ......................................           8,872,875
                                                                                                                   ----------------

                                       Financial Services-2.2%
         273,180 14040H204             Capital One Financial Corp., 6.25%, 5/17/05 ...........................          10,102,196
         171,311 744320201             Prudential Financial, Inc., 6.75%, 11/15/04 ...........................           9,379,277
                                                                                                                   ----------------
                                                                                                                        19,481,473
                                                                                                                   ----------------


                                                    NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                                                              SCHEDULE OF INVESTMENTS
                                                                  April 30, 2003
                                                              (unaudited) (concluded)

     Shares      Cusip #                                                                                                  Value*
-----------------------------------------------------------------------------------------------------------------------------------
                                       CONVERTIBLE PREFERRED STOCK- (concluded)
                                       Healthcare-1.1%
         111,664 03674B203             Anthem Inc., 6.00%, 11/15/04 ..........................................          $9,379,776
                                                                                                                   ----------------

                                       Insurance-1.0%
           5,487 4408209               ACE Ltd., 8.25%, 5/16/03 ..............................................             351,113
         306,571 G7127P118             Platinum, Inc., 7.00%, 11/15/05 .......................................           8,804,719
                                                                                                                   ----------------
                                                                                                                         9,155,832
                                                                                                                   ----------------
                                       Multi-Media-1.6%
         554,470 29477R103             Equity Securities Trust II, 6.50%, 11/15/04 ...........................          13,639,962
             181 75040P603             Radio One, Inc., 6.50%, 7/15/05 .......................................             188,466
                                                                                                                   ----------------
                                                                                                                        13,828,428
                                                                                                                   ----------------
                                       Oil & Gas-2.6%
         163,560 165167602             Chesapeake Energy Corp., 6.00%, 12/31/49 ..............................           8,914,020
         200,000 28336L208             El Paso Corp., 9.00%, 8/16/05 .........................................           5,924,000
         290,140 91821D107             VEC Trust I, 7.75%, 8/18/03 ...........................................           8,190,652
                                                                                                                   ----------------
                                                                                                                        23,028,672
                                                                                                                   ----------------
                                       Paper Products-1.1%
         194,203 81211K209             Sealed Air Corp., 4.29%, 4/1/18 .......................................           9,438,266
                                                                                                                   ----------------

                                       Railroads-1.1%
         180,859 907824403             Union Pacific Capital Trust, 6.25%, 4/1/28 ............................           9,314,239
                                                                                                                   ----------------

                                       Telecommunications-1.7%
          27,874 219350204             Corning, Inc., 7.00%, 8/16/05 .........................................           8,160,114
               1 656568300             Nortel Networks Corp., 7.00%, 8/15/05 .................................              48,414
       1,232,567 852061605             Sprint Corp. (FON Group), 7.125%, 8/17/04 .............................           7,099,586
                                                                                                                   ----------------
                                                                                                                        15,308,114
                                                                                                                   ----------------
                                       Utilities-1.1%
         171,605 302571401             FPL Group, Inc., 8.00%, 02/16/06 ......................................           9,300,991
                                                                                                                   ----------------

                                            Total Convertible Preferred Stock (cost-$184,452,377) ............         189,967,894
                                                                                                                   ----------------
    Principal
     Amount                            U.S. GOVERNMENT SECURITIES-19.6%
      (000)                            United States Treasury Notes,
-----------------
        $143,000 912810DR6                9.375%-10.75%, 8/15/05-2/15/06 (cost-$173,024,062) .................         172,233,220
                                                                                                                   ----------------

                                            Total Investments (cost-$857,855,706) - 100%                              $879,292,176
                                                                                                                  ----------------

* Long-Term debt securities are valued by an independent pricing service authorized by the Board of Trustees.


See accompanying notes to financial statements.

                                   APPENDIX A

                               AUCTION PROCEDURES

        The following procedures will be set forth in provisions of the Second Amended and Restated Bylaws relating to the APS, and will be incorporated by reference into the Auction Agency Agreement and each Broker-Dealer Agreement. The terms not defined below are defined in the Prospectus or the Second Amended and Restated Bylaws. Nothing contained in this Appendix A constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by each party.

                                   ARTICLE 11

                                      * * *

    11.10   Auction Procedures.

                (a) Certain Definitions. As used in this Section 11.10, the following terms shall have the following meanings, unless the context otherwise requires:


                (i) "APS" means the APS being auctioned pursuant to this section 11.10.

                (ii) "Auction Date" means the first Business Day preceding the first day of a Dividend Period.

                (iii) "Available APS" has the meaning specified in Section 11.10(d)(i)(A) below.

                (iv) "Bid" has the meaning specified in Section 11.10(b)(i)(B) below.

                (v) "Bidder" has the meaning specified in Section 11.10(b)(i)(B) below.

                (vi) "Hold Order" has the meaning specified in Section 11.10(b)(i)(B) below.

                (vii) "Maximum Applicable Rate" for any Dividend Period will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate. The "Applicable Percentage" shall be the percentage determined based on the credit ratings assigned on such date by Moody's as follows:

                         Moody's               Applicable
                      Credit Rating            Percentage
                      -------------            ----------
                      Aa3 or above                150%
                        A3 to A1                  200%
                      Baa3 to Baa1                225%
                       Below Baa3                 275%


                The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Trust after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the APS Basic Maintenance Amount. The Trust shall take all reasonable action necessary to enable Moody's to provide a rating for each series of APS. If Moody's shall not make such a rating available, UBS Warburg LLC or its affiliates and successors, after consultation with the Trust, shall select another Rating Agency to act as a Substitute Rating Agency.

                (viii) "Order" has the meaning specified in Section 11.10(b)(i)(B) below.


                (ix) "Sell Order" has the meaning specified in Section 11.10(b)(i)(B) below.

                (x) "Submission Deadline" means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

                (xi) "Submitted Bid" has the meaning specified in Section 11.10(d)(i) below.

                (xii) "Submitted Hold Order" has the meaning specified in
        Section 11.10(d)(i) below.

                (xiii) "Submitted Order" has the meaning specified in Section 11.10(d)(i) below.

                (xiv) "Submitted Sell Order" has the meaning specified in
        Section 11.10(d)(i) below.

                (xv) "Sufficient Clearing Bids" has the meaning specified in
        Section 11.10(d)(i) below.

                (xvi) "Winning Bid Rate" has the meaning specified in Section 11.10(d)(i)(C) below.

                (b) Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders.

                        (i) Unless otherwise permitted by the Trust, Beneficial
                Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold APS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

                                (A) each Beneficial Owner may submit to its
                        Broker-Dealer information as to:

                                        (1) the number of Outstanding APS, if
                                any, held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period for such shares;

                                        (2) the number of Outstanding APS, if
                                any, held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period for such shares shall not be less than the rate per annum specified by such Beneficial Owner; and/or

                                        (3) the number of Outstanding APS, if
                                any, held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

                                (B) each Broker-Dealer, using a list of
                        Potential Beneficial Owners that shall be maintained in good faith in a commercially reasonable manner for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of Outstanding APS, if any, which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

                        For the purposes hereof, the communication by a
                Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this Section 11.10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this Section 11.10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or
                (B) of this Section 11.10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this Section 11.10(b)(i) is hereinafter referred to as a "Sell Order." Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

                (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

                                (1) the number of Outstanding APS specified in
                        such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

                                (2) such number or a lesser number of
                        Outstanding APS to be determined as set forth in Section 11.10(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

                                (3) a lesser number of Outstanding APS to be
                        determined as set forth in Section 11.10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

                        (B) A Sell Order by an Existing Holder shall constitute
                an irrevocable offer to sell:

                                (1) the number of Outstanding APS specified in
                        such Sell Order; or

                                (2) such number or a lesser number of
                        Outstanding APS to be determined as set forth in Section 11.10(e)(ii)(C) if Sufficient Clearing Bids do not exist.

                        (C) A Bid by a Potential Holder shall constitute an
                irrevocable offer to purchase:

                                (1) the number of Outstanding APS specified in
                        such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

                                (2) such number or a lesser number of
                        Outstanding APS to be determined as set forth in Section 11.10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

                  (c) Submission of Orders by Broker-Dealers to Auction Agent.

                           (i) Each Broker-Dealer shall submit in writing or
                  through the Auction Agent's auction processing system to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

                                (A) the name of the Bidder placing such Order
                        (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

                                (B) the aggregate number of Outstanding APS that
                        are the subject of such Order;

                                (C) to the extent that such Bidder is an
                        Existing Holder:

                                        (1) the number of Outstanding APS, if
                                any, subject to any Hold Order placed by such Existing Holder;

                                        (2) the number of Outstanding APS, if
                                any, subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

                                        (3) the number of Outstanding APS, if
                                any, subject to any Sell Order placed by such Existing Holder; and

                                (D) to the extent such Bidder is a Potential
                        Holder, the rate per annum specified in such Potential Holder's Bid.

                        (ii) If any rate per annum specified in any Bid contains
                more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

                        (iii) If an Order or Orders covering all of the
                Outstanding APS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of any Auction other than an Auction relating to a Special Dividend Period of longer than 91 days) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) to have been submitted on behalf of such Existing Holder covering the number of Outstanding APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.


                        (iv) If one or more Orders on behalf of an Existing
                Holder covering in the aggregate more than the number of Outstanding APS held by such Existing Holder are submitted to the Auction Agent, such Order shall be considered valid as follows and in the following order of priority:

                                (A) any Hold Order submitted on behalf of such
                        Existing Holder shall be considered valid up to and including the number of Outstanding APS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of Outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of Outstanding APS held by such Existing Holder;

                                (B) any Bids submitted on behalf of such
                        Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of Outstanding APS held by such Existing Holder over the number of APS subject to any Hold Order referred to in Section 11.10(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of
                        Section 11.10(c)(iv)(A) above and of the foregoing portion of this Section 11.10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this Section 11.10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

                                (C) any Sell Order shall be considered valid up
                        to and including the excess of the number of Outstanding APS held by such Existing Holder over the number of APS subject to Hold Orders referred to in Section 11.10(c)(iv)(A) and Bids referred to in Section 11.10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of APS equal to such excess.

                        (v) If more than one Bid is submitted on behalf of any
                Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of APS therein specified.

                        (vi) Any Order submitted by a Beneficial Owner as a
                Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

                        (vii) The Trust shall not be responsible for a
                Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with the provisions of this Section 11.10.

                (d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

                        (i) Not earlier than the Submission Deadline on each
                Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or, more generally, as a "Submitted Order") and shall determine:

                                (A) the excess of the total number of
                        Outstanding APS over the number of Outstanding APS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS");

                                (B) from the Submitted Orders whether the number
                        of Outstanding APS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

                                        (1) the number of Outstanding APS that
                                are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

                                        (2) the number of Outstanding APS that
                                are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of Outstanding APS in clause
                                (1) above and this clause (2) are each zero because all of the Outstanding APS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

                                (C) if Sufficient Clearing Bids exist, the
                        lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

                                        (1) each Submitted Bid from Existing
                                Holders specifying the Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the APS that are the subject of such Submitted Bids, and

                                        (2) each Submitted Bid from Potential
                                Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the APS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available APS.

                        (ii) Promptly after the Auction Agent has made the
                determinations pursuant to Section 11.10(d)(i), the Auction Agent shall advise the Trust of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

                                (A) if Sufficient Clearing Bids exist, that the
                        Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

                                (B) if Sufficient Clearing Bids do not exist
                        (other than because all of the Outstanding APS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

                                (C) if all of the Outstanding APS are the
                        subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction shall automatically be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 80% of the Reference Rate on the date of the Auction.

                (e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to Section 11.10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

                        (i) If Sufficient Clearing Bids have been made, subject
                to the provisions of Section 11.10(e)(iii) and Section 11.10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

                                (A) the Submitted Sell Orders of Existing
                        Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding APS that are the subject of such Submitted Sell Order or Submitted Bid;

                                (B) the Submitted Bid of each of the Existing
                        Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding APS that are the subject of such Submitted Bid;

                                (C) the Submitted Bid of each of the Potential
                        Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

                                (D) the Submitted Bid of each of the Existing
                        Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding APS that are the subject of such Submitted Bid, unless the number of Outstanding APS subject to all such Submitted Bids shall be greater than the number of Outstanding APS ("Remaining Shares") equal to the excess of the Available APS over the number of Outstanding APS subject to Submitted Bids described in Section 11.10(e)(i)(B) and Section 11.10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding APS, but only in an amount equal to the difference between (1) the number of Outstanding APS then held by such Existing Holder subject to such Submitted Bid and (2) the number of APS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding APS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

                                (E) the Submitted Bid of each of the Potential
                        Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Outstanding APS obtained by multiplying (x) the difference between the Available APS and the number of Outstanding APS subject to Submitted Bids described in Section 11.10(e)(i)(B), Section 11.10(e)(i)(C) and Section 11.10(e)(i)(D) by (y) a
                        fraction the numerator of which shall be the number of Outstanding APS subject to such Submitted Bid and the denominator of which shall be the number of Outstanding APS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

                        (ii) If Sufficient Clearing Bids have not been made
                (other than because all of the Outstanding APS are subject to Submitted Hold Orders), subject to the provisions of Section 11.10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                                (A) the Submitted Bid of each Existing Holder
                        specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the Outstanding APS that are the subject of such Submitted Bid;

                                (B) the Submitted Bid of each Potential Holder
                        specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the Outstanding APS that are the subject of such Submitted Bid; and

                                (C) the Submitted Bids of each Existing Holder
                        specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of Outstanding APS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of APS obtained by multiplying (x) the difference between the Available APS and the aggregate number of Outstanding APS subject to Submitted Bids described in
                        Section 11.10(e)(ii)(A) and Section 11.10(e)(ii)(B) by
                        (y) a fraction the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding APS subject to all such Submitted Bids and Submitted Sell Orders. If all of the Outstanding shares of a series of APS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

                        (iii) If, as a result of the procedures described in
                Section 11.10(e), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of an Auction Preferred Share on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each Outstanding Auction Preferred Share purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole Auction Preferred Share.

                        (iv) If, as a result of the procedures described in
                Section 11.10(e), any Potential Holder would be entitled or required to purchase less than a whole Auction Preferred Share on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate APS for purchase among Potential Holders so that only whole APS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any APS on such Auction Date.

                        (v) Based on the results of each Auction, the Auction
                Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of Outstanding APS to be purchased and the aggregate number of the Outstanding APS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of Outstanding shares to be purchased and such aggregate number of Outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding APS.

                (f) Miscellaneous.

                        (i) The Trust may in its sole discretion interpret the
                provisions of this Section 11.10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of APS.

                        (ii) Unless otherwise permitted by the Trust, a
                Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of APS only pursuant to a Bid or Sell Order in accordance with the procedures described in this Section 11.10 or to or through a Broker-Dealer or to such other persons as may be permitted by the Trust, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the APS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. The Trust may not submit an Order in any Auction.

                        (iii) All of the Outstanding APS of a series shall be
                registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Trust's option and upon its receipt of such documents as it deems appropriate, any APS may be registered in the Share Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.

                                   APPENDIX B

                              SETTLEMENT PROCEDURES

        The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix B constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the Second Amended and Restated Bylaws.

        (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's auction processing system the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

                (i) the Applicable Rate fixed for the next succeeding Dividend Period;

                (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

                (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of Preferred Shares, if any, to be sold by such Beneficial Owner;

                (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of Preferred Shares, if any, to be purchased by such Potential Beneficial Owner;

                (v) if the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of Preferred Shares and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

                (vi) if the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of Preferred Shares and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

                (vii) the Auction Date of the next succeeding Auction with respect to the Preferred Shares.

        (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

                (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of Preferred Shares to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

                (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of Preferred Shares to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold Preferred Shares of the Applicable Rate for the next succeeding Dividend Period;

                (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

                (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

                (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

        (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any Preferred Shares received by it pursuant to (b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

        (d) On each Auction Date:

                (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

                (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to
        (a)(v) above against payment therefor; and

                (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

        (e) On the day after the Auction Date:

                (i) each Bidder's Agent Member referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described in (b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

                (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

                (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(iii) above, and the Securities Depository shall execute such transactions.

        (f) If a Beneficial Owner selling Preferred Shares in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole Preferred Shares that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of Preferred Shares to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agency Agreement and the Broker-Dealer Agreements.

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

       1.     Financial Statements:

       Included in Part A: Not applicable.

       Included in Part B: Financial Statements.

       Unaudited Statement of Assets and Liabilities as of April 30, 2003.

       Unaudited Statement of Operations for the Period March 31, 2003 through April 30, 2003.

       Unaudited Statement of Changes in Net Assets for the Period March 31, 2003 through April 30, 2003.

       Unaudited Notes to Financial Statements as of April 30, 2003.

       Unaudited Schedule of Investments as of April 30, 2003.

            The Registrant's audited Statement of Net Assets dated as of March 19, 2003, including the Notes thereto, and the report of PricewaterhouseCoopers LLP thereon dated March 21, 2003, is hereby incorporated by reference into Part B from the Statement of Additional Information dated March 26, 2003 for the offering of the Registrant's common shares, which was filed with the SEC on March 28, 2003 (File No. 333-102624).

       2.     Exhibits:

       a.1    Agreement and Declaration of Trust dated January 17, 2003.(1)

       a.2 Amended and Restated Agreement and Declaration of Trust dated March 12, 2003.(2)

       b.1    Bylaws of Registrant dated January 17, 2003.(1)

       b.2    Amended and Restated Bylaws of Registrant dated March 12, 2003.(2)

       b.3    Second Amended and Restated Bylaws of Registrant*

       c.     None.

       d.1 Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Amended and Restated Agreement and Declaration of Trust.(2)

       d.2 Article 10 (Shareholders' Voting Powers and Meetings) of the Second Amended and Restated Bylaws of Registrant.(2)

       d.3    Form of Share Certificate of the Common Shares.(2)

       d.4 Specimen Certificate representing the Registrant's Auction Preferred Shares of beneficial interest ("Preferred Shares"), filed herewith.

       e.     Terms and Conditions of Dividend Reinvestment Plan.(2)

       f.     None.

       g.1 Investment Management Agreement between Registrant and PIMCO Advisors Fund Management LLC dated March 12, 2003.(2)

       g.2 Portfolio Management Agreement between PIMCO Advisors Fund Management LLC and Nicholas-Applegate Capital Management LLC dated March 12, 2003.(2)

       h.1    Form of Underwriting Agreement for the Common Shares.(2)

       h.2    Form of Master Selected Dealer Agreement.(2)

       h.3    Form of Master Agreement Among Underwriters.(2)

       h.4    Form of Additional Compensation Agreement.(2)

       h.5    Form of Underwriting Agreement for the Preferred Shares.*

       h.6    Form of Master Agreement Among Underwriters.*

       i.     None.

       j.1 Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co.(2)

       j.2. Form of Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co.(2)

       k.1 Form of Transfer Agency Services Agreement between Registrant and PFPC Inc.(2)

       k.2 Form of Organizational and Offering Expenses Reimbursement Agreement between Registrant and PIMCO Advisors Fund Management LLC dated as of March 12, 2003.(2)

       k.3 Form of Auction Agency Agreement between the Registrant and the Auction Agent as to the Registrant's Preferred Shares, filed herewith.

       k.4 Form of Broker-Dealer Agreement as to the Registrant's Preferred Shares, filed herewith.

       k.5 Depository Trust Company Representations Letter as to the Registrant's Preferred Shares, filed herewith.

       l. Opinion and consent of Ropes & Gray LLP as to the Registrant's Preferred Shares.*

       m.     None.

       n.     Consent of Registrant's independent accountants, filed herewith.

       o.     None.

       p. Subscription Agreement of Allianz Dresdner Asset Management of America L.P. dated as of March 20, 2003. (3)

       q.     None.

       r.1    Code of Ethics of Registrant dated March 12, 2003.(2)

       r.2 Code of Ethics of PIMCO Advisors Fund Management LLC dated January 1, 2002.(2)

       r.3 Code of Ethics of Nicholas-Applegate Capital Management LLC dated March 1, 2003.(2)

       s. Power of Attorney for Messrs. Shlissel, Belica, Connor, Dalessandro, Altadonna and Schott.(4)

----------

*    To be filed by amendment.

(1) Incorporated by reference to the Registrant's Initial Registration Statement on Form N-2, File No. 333-102624, filed on January 21, 2003.

(2) Incorporated by reference to the Pre-Effective Amendment No. 2 to the Registrant's Initial Registration Statement on Form N-2, File No. 333-102624, filed on March 24, 2003.

(3) Incorporated by reference to the Pre-Effective Amendment No. 3 to the Registrant's Initial Registration Statement on Form N-2, File No. 333-102624, filed on March 26, 2003.


(4) Incorporated by reference to the corresponding exhibit of the Registrant's Initial Registration Statement on Form N-2 of Registrant's Preferred Shares, File No. 333-104224, filed on April 1, 2003.

Item 25: Marketing Arrangements

       To be filed by amendment.

Item 26: Other Expenses of Issuance and Distribution


         Securities and Exchange Commission Registration Fees         $  42,473*
         Printing and engraving expenses                              $ 100,000*
         Legal fees                                                   $ 280,000*
         Accounting expenses                                          $  10,500*
         Credit Rating Registration Fees                              $  85,000*
         Trustees Fees                                                $   6,000*
         Miscellaneous expenses                                       $   1,027*
                                                                      ---------
                   Total                                              $ 525,000*

         * Estimated expenses.


Item 27: Persons Controlled by or under Common Control with Registrant

         Not applicable.

Item 28: Number of Holders of Securities



         At May __, 2003

                    Title of Class                    Number of Record Holders
                    --------------                    ------------------------
         Preferred Shares, par value $0.00001                0
         Common Shares, par value $0.00001


Item 29: Indemnification

        Reference is made to Article VIII, Sections 1 through 4, of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Adviser

        Descriptions of the business of PIMCO Advisors Fund Management LLC, the Registrant's investment manager, and Nicholas-Applegate Capital Management LLC, the Registrant's portfolio manager, are set forth under the captions "Investment Manager" and "Portfolio Manager" under "Management of the Fund" in both the prospectus and Statement of Additional Information forming part of this Registration Statement. The following sets forth business and other connections of each director and executive officer (and persons performing similar functions) of PIMCO Advisors Fund Management LLC and Nicholas-Applegate Capital Management LLC.

                       PIMCO Advisors Fund Management LLC
                           1345 Avenue of the Americas
                               New York, NY 10105

Name                      Position with Advisor     Other Connections
-----------------------   -----------------------   -----------------------------
Lawrence G. Altadonna     Vice President            Vice President, OpCap Advisors
                                                    LLC

Andrew Bocko              Senior Vice President     Senior Vice President, PIMCO
                          and Director of IT        Advisors Fund Management LLC,
                                                    Allianz Dresdner Asset
                                                    Management U.S. Equities LLC,
                                                    PIMCO Advisors Fund
                                                    Management LLC, Allianz
                                                    Dresdner Asset Management of
                                                    America L.P.

Name                      Position with Advisor     Other Connections
-----------------------   -----------------------   ------------------------------------
Tim Clark                 Managing Director

Cindy Columbo             Vice President

Patrick Coyne             Vice President

Derek Hayes               Senior Vice President

Steve Jobe                Senior Vice President

Alan Kwan                 Vice President

John C. Maney             Chief Financial Officer   Executive Vice President and Chief
                                                    Financial Officer, Allianz Dresdner
                                                    Asset Management of America
                                                    L.P.; Chief Financial Officer,
                                                    PIMCO Advisors Fund
                                                    Management LLC, Allianz
                                                    Dresdner Asset Management U.S.
                                                    Equities LLC, Cadence Capital
                                                    Management LLC, NFJ Investment
                                                    Group L.P., OCC Distributors LLC,
                                                    OpCap Advisors LLC,
                                                    Oppenheimer Capital LLC, Pacific
                                                    Investment Management Company
                                                    LLC, PIMCO Advisors Managed
                                                    Accounts LLC, PIMCO Advisors
                                                    CD Distributors LLC, PIMCO
                                                    Equity Advisors LLC, PIMCO
                                                    Equity Partners LLC, PIMCO
                                                    Advisors Advertising Agency Inc.,
                                                    PIMCO Advisors Distributors LLC,
                                                    Allianz Private Client Services
                                                    LLC, and StocksPLUS
                                                    Management Inc. and Value
                                                    Advisors LLC

Vinh T. Nguyen            Vice President and        Vice President and Controller,
                          Controller                PIMCO Advisors Fund
                                                    Management LLC, Allianz
                                                    Dresdner Asset Management of
                                                    America L.P., Allianz Dresdner
                                                    Asset Management U.S. Equities
                                                    LLC, Cadence Capital Management
                                                    LLC, NFJ Investment Group L.P.,
                                                    OCC Distributors LLC, OpCap

Name                      Position with Advisor     Other Connections
-----------------------   -----------------------   ------------------------------------
                                                    Advisors LLC, Oppenheimer
                                                    Capital LLC, Pacific Investment
                                                    Management Company LLC,
                                                    PIMCO Advisors Managed
                                                    Accounts LLC, PIMCO Advisors
                                                    CD Distributors LLC, PIMCO
                                                    Equity Advisors LLC, PIMCO
                                                    Equity Partners LLC, PIMCO
                                                    Advisors Advertising Agency Inc.,
                                                    PIMCO Advisors Distributors LLC,
                                                    Allianz Private Client Services
                                                    LLC, and StocksPLUS
                                                    Management Inc.

Francis C. Poli           Executive Vice            Chief Legal and Compliance
                          President, Director of    Officer, PIMCO Advisors Fund
                          Compliance and            Management LLC, Allianz
                          Assistant Secretary       Dresdner Asset Management Of
                                                    America L.P., Allianz Dresdner
                                                    Asset Management U.S. Equities
                                                    LLC, Allianz Hedge Fund Partners
                                                    L.P., Allianz Private Client
                                                    Services LLC, Cadence Capital
                                                    Management LLC, NFJ Investment
                                                    Group L.P., OCC Distributors LLC,
                                                    OpCap Advisors LLC,
                                                    Oppenheimer Capital LLC, PIMCO
                                                    Advisors Retail Holdings LLC,
                                                    PIMCO Advisors Managed
                                                    Accounts LLC, PIMCO Advisors
                                                    CD Distributors LLC, PIMCO
                                                    Equity Advisors LLC

Bob Rokose                Vice President and
                          Assistant Controller

Newton B. Schott, Jr.     Managing Director,        Vice President, PIMCO Advisors
                          Chief Legal Officer and   Managed Accounts LLC; Executive
                          Secretary                 Vice President, Chief Legal Officer
                                                    and Secretary, PIMCO Advisors
                                                    Advertising Agency Inc.; Managing
                                                    Director, Executive Vice President,
                                                    General Counsel and Secretary,
                                                    PIMCO Advisors Distributors LLC

Name                      Position with Advisor     Other Connections
-----------------------   -----------------------   ---------------------------------
Brian S. Shlissel         Senior Vice President     Senior Vice President and
                                                    Treasurer, OpCap Advisors LLC

Stewart A. Smith          Vice President and        Secretary, PIMCO Advisors Fund
                          Assistant Secretary       Management LLC, Allianz
                                                    Dresdner Asset Management of
                                                    America L.P., Allianz Dresdner
                                                    Asset Management U.S. Equities
                                                    LLC, Allianz Hedge Fund Partners
                                                    L.P., Allianz Private Client
                                                    Services LLC, Cadence Capital
                                                    Management LLC, NFJ Investment
                                                    Group L.P., PIMCO Advisors
                                                    Retail Holdings LLC, PIMCO
                                                    Advisors Managed Accounts LLC,
                                                    PIMCO Advisors CD Distributors
                                                    LLC and PIMCO Equity Advisors
                                                    LLC; Assistant Secretary,
                                                    Oppenheimer Capital LLC, OpCap
                                                    Advisors and OCC Distributors
                                                    LLC

Stephen J. Treadway       Managing Director and     Chairman, President and Chief
                          Chief Executive Officer   Executive Officer, PIMCO
                                                    Advisors Advertising Agency Inc.;
                                                    Managing Director and Chief
                                                    Executive Officer, PIMCO
                                                    Advisors Distributors LLC;
                                                    Managing Director, PIMCO
                                                    Advisors Managed Accounts LLC,
                                                    Allianz Private Client Services
                                                    LLC, Allianz Dresdner Asset
                                                    Management of America L.P.

James G. Ward             Executive Vice            Executive Vice President, Allianz
                          President and Director    Asset Management of America
                          of Human Resources        L.P.; Director of Human Resources,
                                                    Allianz Asset Management U.S.
                                                    Equities LLC, PIMCO Advisors
                                                    Distributors LLC

                    Nicholas-Applegate Capital Management LLC
                          600 West Broadway 30th Floor
                               San Diego, CA 92101

                          Position with
Name                      Portfolio Manager         Other Affiliations
-----------------------   -----------------------   --------------------------------
Charles H. Field          Deputy General Counsel    Secretary, Nicholas-Applegate
                                                    Institutional Funds; Director,
                                                    Torrey Pines Ltd., Convertible
                                                    Arbitrage Fund Ltd., Nicholas-
                                                    Applegate South East Asia Fund;
                                                    Deputy General Counsel,
                                                    Nicholas-Applegate Securities
                                                    LLC

Peter J. Johnson          Head of Institutional
                          Sales

C. William Maher, CPA     Chief Financial Officer   Chief Financial Officer and
                                                    Treasurer, Nicholas-Applegate
                                                    Securities; Treasurer, Nicholas-
                                                    Applegate Institutional Funds

E. Blake Moore, Jr.       General Counsel           Trustee, Chairman of the Board
                                                    and President, Nicholas-
                                                    Applegate Institutional Funds;
                                                    General Counsel and Secretary,
                                                    Nicholas-Applegate Securities;
                                                    Director, Nicholas-Applegate
                                                    Southeast Asia Fund

Arthur E. Nicholas        Chairman                  Chairman and President,
                                                    Nicholas-Applegate Securities;
                                                    Director and Chairman of the
                                                    Board, Nicholas-Applegate Fund,
                                                    Inc.; President, Nicholas-
                                                    Applegate Securities International
                                                    LDC

Eric S. Sagerman          Head of Global            Director, Nicholas-Applegate
                          Marketing                 South East Asia Fund

Horacio A. Valeiras,      Chief Investment
CFA                       Officer

                                       -8-

                          POSITION WITH
NAME                      PORTFOLIO MANAGER         OTHER AFFILIATIONS
-----------------------   -----------------------   ----------------------------
Marna C. Whittington,     President and Chief
Ph.D.                     Executive Officer

Item 31: Location of Accounts and Records

        The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 and/or PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

Item 32: Management Services

        Not applicable.

Item 33: Undertakings

        1. Registrant undertakes to suspend the offering of its shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

        2. Not applicable.

        3. Not applicable.

        4. Not applicable.

        5. The Registrant undertakes that:

                a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

                b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

        6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                     Notice

        A copy of the Agreement and Declaration of Trust of Nicholas-Applegate Convertible & Income Fund (the "Fund"), together with all amendments thereto, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 16th day of May, 2003.


                                                NICHOLAS-APPLEGATE CONVERTIBLE &
                                                INCOME FUND

                                                By: /s/ Brian S. Shlissel
                                                    ---------------------
                                                    Brian S. Shlissel,
                                                    President and Chief
                                                    Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Name                           Capacity               Date

/s/ Brian S. Shlissel          President, Chief       May 16, 2003
---------------------          Executive Officer
    Brian S. Shlissel

/s/ Lawrence G. Altadonna      Treasurer, Principal   May 16, 2003
-------------------------      Financial and
    Lawrence G. Altadonna      Accounting Officer

    Paul Belica*               Trustee                May 16, 2003
----------------

    Robert E. Connor*          Trustee                May 16, 2003
---------------------

    John J. Dalessandro II*    Trustee                May 16, 2003
---------------------------

                                                *By: /s/ Brian S. Shlissel
                                                     ---------------------
                                                     Brian S. Shlissel,
                                                     Attorney-in-Fact

                                                Date: May 16, 2003

                                INDEX TO EXHIBITS

Exhibit    Exhibit Name
-------    ------------



d.4 Specimen certificate representing the Registrant's Auction Preferred Shares of beneficial interest.

k.3 Form of Auction Agency Agreement between the Registrant and the Auction Agent as to the Registrant's Preferred Shares.

k.4        Form of Broker-Dealer Agreement as to the Registrant's Preferred
           Shares.

k.5 Depository Trust Company Representations Letter as to the Registrant's Preferred Shares.

n.         Consent of Registrant's independent accountants.